HARTFORD’S PERSONAL RETIREMENT MANAGER FOUNDATION O-SHARE VARIABLE ANNUITY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.
The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.
Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.
*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.
* * * * * * * * * *
The variable annuity product described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
This prospectus describes information you should know about Hartford's Personal Retirement Manager Foundation O-Share variable annuity. The prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	Hartford HLS Funds

✓	AllianceBernstein L.P.	✓	Hartford Investment Management Company

✓	American Century Investments	✓	Lord, Abbett & Co., LLC

✓	American Funds Insurance Series	✓	MFS Investment Management

✓	BlackRock	✓	PIMCO

✓	Fidelity Investments	✓	Putnam Investments, LLC

✓	Franklin Templeton Investments
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is

closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for contracts issued in CT, FL, NJ and WA.
This prospectus refers to the following Contract share class:

✓	O Share
Not every Contract class or optional rider was available from your Financial Intermediary or in your state. Other available Contract share classes offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

1. Introduction
This Contract is closed to new investors.
Contract Version

	Minimum Initial Deposit			Mortality & Expense Risk and Administrative Charges	Maximum Up-Front Commission
	Qualified Contract	Non- Qualified Contract	Sales Related Charges
O Share	$2,000	$5,000	Contingent Deferred Sales Charge (CDSC)	0.70%	5%
			Premium Based Charges
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees.
Investment Options

✓	Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.

✓
Fixed Accumulation Feature - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature. (As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value)).

Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Protection for your:	Optional Feature:
Income	Income Foundation Builder*
Personal Pension Account
Legacy - Death Benefit	Return of Premium IV
Maximum Anniversary Value IV*
* Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.

2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

	Contract Year
	1	2	3	4	5	6	7	8+
Eligible Investments (1)	Surrender Charge
$0 - $49,999	7%	7%	7%	6%	5%	4%	3%	0%
$50,000 - $99,999	6.5%	6.5%	6.5%	5.5%	4.5%	3.5%	2.5%	0%
$100,000 - $249,999	5%	5%	5%	4%	3.5%	3%	2%	0%
$250,000 - $499,999	3.5%	3.5%	3.5%	3%	2.5%	2%	1%	0%
$500,000 - $999,999	3%	3%	3%	2.5%	2%	1.5%	1%	0%
$1,000,000+	2%	2%	2%	1.5%	1.5%	1%	1%	0%

(1)
Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) for more information on how CDSC is calculated. We will consider your Total Expected Premium as a basis to assign this charge.

Contract Owner Periodic Expenses
The next table describes the maximum fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	O Share
Annual Maintenance Fee (2)	$30
Premium Based Charge (3)	Eligible Investment	Charge
	$0 - $49,999	0.71%
	$50,000 - $99,999	0.64%
	$ 100,000 - $249,999	0.50%
	$ 250,000 - $499,999	0.35%
	$ 500,000 - $999,999	0.28%
	$1,000,000+	0.17%
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments) Mortality and Expense Risk Charge		0.50%
Administrative Charge		0.20%
Total Separate Account Annual Expenses		0.70%
Maximum Optional Charges (4)
Maximum Anniversary Value IV (5)		1.50%
Return of Premium IV (6)		0.75%
Income Foundation Builder (7)		2.50%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
An annual Premium Based Charge is determined by your Eligible Investments and is applied as a percentage of Remaining Gross Premium. Each Deposit has its own Premium Based Charge. The Premium Based Charge is reduced to 0% after the completion of seven years after each respective Deposit. We will consider your Total Expected Premium as a basis to assign this charge.

(4)	You may only elect one optional death benefit. All optional charges shown are deducted on Contract Anniversary.

(5)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.

(6)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(7)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on sub-sequent Premium Payments, Market Increases, Deferral Credits, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge is 2.05%.

The next table shows the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, Premium Based Charges and/or service fees (12b-1) fees, and other expenses.	0.41%	1.53%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value IV and Income Foundation Builder). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,445
3 years	$2,967
5 years	$4,323
10 years	$7,622

(2)	If you annuitize at the end of the applicable time period:

1 year	$381
3 years	$1,873
5 years	$3,398
10 years	$7,192

(3)	If you do not Surrender your Contract:

1 year	$747
3 years	$2,269
5 years	$3,824
10 years	$7,622

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

3. Management of the Contract
The Company
We are a stock life insurance company. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $48.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract classes and is not available in all states.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).

Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;

•	individual Retirement Annuities adopted according to Section 408 of the Code;

•	employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified plans.
How do you purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
We urge you to discuss with your investment professional which share class is suitable for your needs. Mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees or charges.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we receive your order request after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we, may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

•	the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a Program) for no additional fee subject to availability. Not all Programs are available with all Contract variations.

•	InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.

•	Static Asset Allocation Models
This feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix E for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature or Personal Pension Account as the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, Fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to “What Restrictions Are There on your Ability to Make a Sub-Account Transfer?” for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and effective October 3, 2014 no new Personal Pension Account Contributions will be allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

•	Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 5% of your total Premium Payments each Contract Year. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount (AWA) and may be subject to a CDSC. For more information on the AWA, please Section 4.b and the Glossary in Section 7. Amounts received prior to age 59½ may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see the “Appendix Tax” and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
The Personal Pension Account and all optional living and death benefits riders have different withdrawal limitations. Please refer to the Glossary in Section 7 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation is a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available), may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

•
Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges there are optional riders that if elected, assess an additional charge. Please see Sections 5 and 6 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSC, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Total Balance at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Total Balance is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Owners who own more than one Contract with a combined Total Balance between $50,000 and $100,000. If you have multiple Contracts with a combined Total Balance of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Total Balance for purposes of this waiver.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge
Premium Based Charges are based on total Eligible Investment breakpoints described in the Fee Table. The breakpoint schedule referred to in the Fee Table displays the range of Premium Based Charge percentages and the rate of the charge depends on your total Eligible Investments. For more information on breakpoints, please see the table of Contract Owner Periodic Expenses in Section 2, Fee Summary.
We use the amount of Eligible Investments to assign the applicable Premium Based Charges. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance. To calculate your breakpoints, we consider partial Surrenders, Personal Pension Account Payouts and the payment of Commuted Value to be withdrawals, and we will stop counting withdrawals against Deposits if the resulting amount is less than zero.
Any subsequent Deposit that brings your cumulative total Eligible Investments to a new breakpoint will be subject to the applicable breakpoint and all prior Deposits will continue to be subject to the original breakpoint. As a result, you may be subject to different levels of Premium Based Charges based on when and how much you invest. We calculate an annual Premium Based Charge against all Deposits based on the Remaining Gross Premium. The Premium Based Charge is reduced to 0% after the completion of seven years after each respective Deposit.
The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Each Deposit has its own Premium Based Charge schedule until year eight when it expires. Deposits allocated to the Fixed Accumulation Feature or Personal Pension Account will retain the original Premium Based Charge amount calculated at the initial investment. However, the charge will never be assessed unless the assets are transferred to the Sub-Accounts. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A proportional Premium Based Charge will be deducted upon:

•	partial Surrenders (taken on a first-in, first-out basis) in excess of the AWA;

•	full Surrender;

•	full or partial Annuitization, and/or

•
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution if elected at a later date.

Please see Premium Based Charge Examples 4-6 Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.
We will consider your Total Expected Premium as a basis to assign the Premium Based Charge, subject to state availability. Please see Premium Based Charge Examples 1-3 in Appendix A.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (CDSC)
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
This charge is a percentage of Remaining Gross Premiums. The time period for which you may be charged a CDSC is based on the date that each Deposit is received by us according to the schedule shown in the Fee Summary table.
We will consider your Total Expected Premium as a basis to assign CDSCs, subject to state availability.
We use the following general approach to calculating your CDSC:

Step 1.	Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. Please see Section 2. Fee Summary for a description of CDSC.

Step 2.
If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.
Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.
We will then multiply Remaining Gross Premiums, subject to CDSC, by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining markets, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that are subject to a CDSC.

Step 5.
We will then take the amount of money resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule based on the aggregate amount of Eligible Investments received as of that date. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature. We will presume that the money you took out came from your oldest Deposits to try to minimize your CDSC. This may impact whether subsequent withdrawals might be subject to a CDSC.

Step 6.	We then deduct the CDSC calculated in step 5 from the amount of money in step 4 and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to Contingent Deferred Sales Charge Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:

•	Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

•	5% of Deposits that would otherwise be subject to a CDSC, or

•	earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•	Regularly scheduled Personal Pension Account Payouts.

•	Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

•	Transfers to and from the Personal Pension Account.

•
If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse twenty-four hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

•
For RMDs - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

•
For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program when you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the right to cancel period - CDSC will be waived if you cancel your Contract during the right to cancel period.

•	Exchanges - As an accommodation, we may, at our sole discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, at our sole discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2. Fee Summary, and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account. Please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see Contingent Deferred Sales Charge Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state.
There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

•
your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract prior to your Contract becoming an annuitized income source. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. Currently the minimum amount rule for class O share Contracts is $500. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described below in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender and thus terminate your Contract on or after the Annuity Commence- ment Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Options Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. We pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select the Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 and footnote 3 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select the Annuity Payout Options Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount, rounded down. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our sole discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, the lower the amount that you will receive. Please see Contingent Deferred Sales Charge Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender or a Personal Pension Account Payout is permissible, with or without federal income tax penalty.
More than one Contract owned in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Appendix Tax for more information.
d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. You may take Personal Pension Account Payouts without annuitizing Contract Value. Once you annuitize your Contract, you may no longer make Personal Pension Account Contributions. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.

When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event however, may the Annuity Commencement Date be later than:

•	Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday);

•	Tenth Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only twenty-eight days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Annuity Payouts as long as the Annuitant is living. However, when the Owner or joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years has passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is ten years during the first two Contract Years and five years after the second Contract Anniversary. The maximum period that you can select is 100 years, minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven - Reserved

•	Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts at 100% of the applicable scheduled Payout Purchase Rate(s) for as long as the Owner, Annuitant or the Joint Annuitant are alive. The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts at 100% of the applicable scheduled Payout Purchase Rate(s) for as long as the Annuitant or Joint Annuitant is alive. Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Personal Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances,

•
The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

•
The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout Option.
The Joint Annuitant designated for Annuity Payout Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Annuity Payout Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see Contingent Deferred Sales Charge Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a period certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount

Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles; and

•	the Assumed Investment Return (AIR).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (minus Premium Based Charges, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” under the Surrenders section and “What effect does partial or full Surrenders have on your benefits under the rider?” in the Return of Premium IV and/or Maximum Anniversary Value IV section for a discussion regarding when partial Surrenders reduce your Death Benefit on either a dollar-for-dollar or proportionate basis. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
b. Maximum Anniversary Value IV Objective
To provide a Death Benefit equal to the greater of Maximum Anniversary Value, Premium Payments adjusted for Surrenders or Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. Even though the amount we charge you for this rider can go up or down, we cannot increase the rider fee once you elect this rider. However, In the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be the then current rider fee for new Contracts. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account and the Fixed Accumulation Feature bears to the total Contract Value. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states. See Maximum Anniversary Value IV Example 4 in Appendix A.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value;

B =	Premium Payments adjusted for partial Surrenders; or

C =	Maximum Anniversary Value.
See Maximum Anniversary Value IV Example 1 in Appendix A.

If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value IV Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
We calculate the Death Benefit when, and as of the Valuation Day, we receive a certified death certificate or other documents acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and your Beneficiary receiving the Standard Death Benefit.
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. Please refer to the discussion in Section 5.d “Who will receive the Death Benefit?” for more information.
Does this rider replace the Standard Death Benefit?
Yes, except if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. If you have also elected the Income Foundation Builder partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Anniversary Value. See Maximum Anniversary Value IV Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Anniversary Value IV Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Anniversary Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value IV Examples 2 and 3 in Appendix A for illustrations of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than or equal to 75 at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the Contract issue date.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the oldest Owner at the time of the ownership change is older than or equal to age 76, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Death Benefit if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than or equal to age 76 at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Options Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest, reinvest and instruct us to periodically rebalance your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model. Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider.
If the rider is terminated by us for violation of applicable investment requirements or restrictions we will assess a pro-rated share of the rider charge and will no longer assess a rider charge. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in Owner, Annuitant or any Joint Annuitant. Termination of this rider will cause you to be in violation of any concurrent guaranteed withdrawal benefit rider.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or the Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value of this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

If you elect this rider in combination with Income Foundation Builder, then in the event of a conflict between the investment restrictions above and those set forth in Income Foundation Builder, the investment restrictions in Income Foundation Builder prevail. If you violate the investment restrictions set forth in Income Foundation Builder, or such rider terminates for any reason, you may not revoke the Maximum Anniversary Value IV rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.
c. Return of Premium IV Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium IV rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This rider fee will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account and the Fixed Accumulation Feature bears to the total Contract Value. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We cannot increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:

A =	Contract Value (minus Premium Based Charges, if applicable) or

B =	Premium Payments adjusted for Surrenders.
See the Return of Premium IV Examples 1 and 2 in Appendix A.
The Return of Premium IV Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
We calculate the Death Benefit as of the Valuation Day we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and your Beneficiary receiving the standard Death Benefit.
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value. Please refer to the discussion in Section 5.d “Who will receive the Death Benefit?” for more information.
Does this rider replace the standard Death Benefit?
Yes, except if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At anytime following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date and will no longer be assessed. The Death Benefit will be reset to the standard Death Benefit. No other optional death benefit may be elected following the termination.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will terminate upon election of a Death Benefit option (described in Sections 5.d and 5.e) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. If you have also elected Income Foundation Builder, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium IV Examples 1 and 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payment(s) adjusted for Surrenders. The Return of Premium IV Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium IV Examples 1 and 2 in Appendix A.

What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than age 81, at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the Contract issue date.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than age 81, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than age 81 at the time of the Spousal Contract continuation and and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the Owner or the Annuitant is younger than age 81, at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be recalculated as described above. The Premium Payment and Death Benefit components, for purposes of this rider, will be reset to equal the Contract Value on the effective Valuation Day of the Spousal Contract continuation. Any Premium Payments or partial Surrenders after this Valuation Day will adjust the Death Benefit according to the provisions of the rider. The rider charge will be reset to the rider charge then being assessed for new sales of the rider.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Options Two or Eight) is elected.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
If you elect this rider in combination with an Income Foundation Builder, the investment restrictions in Income Foundation Builder prevail. If you violate the investment restrictions of Income Foundation Builder and it terminates for any reason, you may not revoke the Return of Premium IV rider other than as described in the section above entitled “Can you terminate this rider?”
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require approval on all subsequent Premium Payments received after the first twelve months from the date the Contract was issued, excluding transfers from the Personal Pension Account. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single Contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

d. How is the Death Benefit paid?
You may have more than one Death Benefit under your Contract if you have contributed to the Personal Pension Account. For example, you may have elected an optional Death Benefit such as Maximum Anniversary Value IV and made contributions to the Personal Pension Account and have a remaining Personal Pension Account Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. Death Benefit amounts may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our Safe Haven Program. Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit
Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically at our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner whenever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an annuity option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Appendix Tax for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
e. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Income Foundation Builder
Objective
The objective of the rider is to provide guaranteed income that may periodically increase based on Market Increases or Deferral Credits.
Please consider the following prior to electing the rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	The rider’s benefits will be reduced proportionally when partial Surrenders exceed the Threshold Payment, Lifetime Benefit Payment and/or the Transfer Limit.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments or guaranteed Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals after the Lifetime Income Eligibility Date are called Lifetime Benefit Payments.
Two factors influence the amount of guaranteed withdrawals. First, withdrawals may increase as a result of potential increases to your Payment Base through either Market Increases or Deferral Credits (but not both in the same Contract Year). Second, the amount of withdrawals will vary based on the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the Covered Life option selected (Single Life Option or Joint/Spousal Option). Please see Income Foundation Builder Examples 1-4 in Appendix A.
When can you buy the rider?
You could buy the rider only at the time you bought your Contract. We reserve the right to permit certain existing Owners to elect this rider after Contract issuance. If this occurs, rider benefits will be calculated from the rider effective date, not the Contract issue date.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw the rider, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for new sales. The rider may not be available in all states.
When you buy the rider, you must provide us with the names and dates of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We will then determine who the “relevant Covered Life” and other “Covered Lives” will be for the purposes of the rider.
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
The rider charge is based on your Payment Base. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account and the Fixed Accumulation Feature. The rider charge is not applied to the Personal Pension Account Benefit Balance.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Credit. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase, in which event you will no longer be entitled to Market Increases. This declination is irrevocable. However, you will be eligible for any applicable Deferral Credits during the Deferral Credit Period.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender.
We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Can the benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Credit (Deferral Credit Base) may fluctuate.

•	Payment Base
Your initial Payment Base is equal to your initial Premium Payment. It will generally fluctuate based on:

•	Market Increases;

•	Deferral Credits;

•	Subsequent Premium Payments; and

•	partial Surrenders.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Credit. You will not receive both a Market Increase and a Deferral Credit in the same Contract Year. We reserve the right to impose an Annual Payment Base Cap on the sale of new contract only. We do not currently enforce an Annual Payment Base Cap.
Please refer to Income Foundation Builder Examples 1-4 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Credit.
Subsequent Premium Payments and transfers from the Personal Pension Account increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to or less than the Threshold Payment, then the cumulative partial Surrenders will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrenders will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Income Foundation Builder Example 3 in Appendix A for illustrations of this calculation.

Partial Surrenders taken during a Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than or equal to the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Income Foundation Builder Transfer Limit is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. See Income Foundation Builder Example 2 in Appendix A for illustrations of this calculation.
The Transfer Limit and investment restrictions of this rider shall prevail in the event of a conflict between the rider and any guaranteed minimum death benefit rider. For example, if you elect the Maximum Anniversary Value IV rider and the applicable Transfer Limit is 5%, the Transfer Limit for the Income Builder Foundation, Joint/Spousal rider is 4.5% and prevails over the Maximum Anniversary Value IV Transfer Limit. Please refer to Income Foundation Builder Example 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit and its impact relative to a conflict with the Transfer Limit imposed by a concurrent rider.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above $5 million will not be included for any benefits under the rider.
Please refer to this rider’s sections entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base resets following a Covered Life change.

•	Deferral Credit Base
On each Contract Anniversary during the Deferral Credit Period, we may apply a Deferral Credit to your Payment Base. The Deferral Credit is equal to 6%. You will not receive a Deferral Credit if your Market Increase is greater than or equal to your Deferral Credit. The Deferral Credit will be calculated as a percentage of the Deferral Credit Base as of the Valuation Day prior to each Contract Anniversary during the Deferral Credit Period. The Deferral Credit Period will cease upon the earlier of the tenth Contract Anniversary, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Income Foundation Builder Transfer Limit.
When you elect this rider, your Deferral Credit Base is equal to your initial Premium Payment. Your Deferral Credit Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Credit Base on the Valuation Day prior to each Contract Anniversary during the Deferral Credit Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Credit Base by the dollar amount of the Premium Payment or transfer during the Deferral Credit Period.
Transfers to the Personal Pension Account in each Contract Year during the Deferral Credit Period that are equal to or less than the Transfer Limit will reduce your Deferral Credit Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during the Deferral Credit Period that are greater than the rider Transfer Limit, will cause the Deferral Credit Period to end and the Deferral Credit Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Credit Period and the Deferral Credit Base will be set to zero. The Income Foundation Builder Transfer Limit prevails over any other guaranteed minimum death benefit rider. For example, if you elect the Return of Premium IV rider and the applicable Transfer Limit is 5%, the Transfer Limit for the Income Builder Foundation, Joint/Spousal rider is 4.5% and prevails over the Return of Premium IV Transfer Limit.
Please refer to Income Foundation Builder Example 1 in Appendix A for an illustration of a Deferral Credit being applied to increase a Payment Base and when a transfer ends the Deferral Credit Period.
Your Deferral Credit Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Credit Base above $5 million will not be included for any benefits under the rider.
Please refer to this rider’s sections entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Credit Base resets following a Covered Life change.

Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on whether you selected either the Single or Joint/Spousal option.
The applicable Withdrawal Percentages are as follows:

Single	Joint/Spousal
5.0%	4.5%
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the Standard Death Benefit?
No.
Can you revoke the rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Credit Base or any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits.

Any Covered Life change made within the first six months from the Contract issue date will have no impact on the Payment Base or Deferral Credit Base as long as each succeeding Covered Life is younger than age 81 at the time of the change.

•	Single Life Option:
Any Covered Life changes after the first six months from Contract issue date will cause a reset as follows:

A.	If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on a pro-rata basis on the revocation date and will no longer be assessed; or

B.
If we offer the rider, then we will use the attained age of the new relevant Covered Life as of the date of the Covered Life change to reset the Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be reset to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Credit Base will be reset to be the lesser of the Contract Value or the Deferral Credit Base effective on the date of the change; or

C.	If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than age 81, the rider will be terminated and removed from the Contract.

•	Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken, and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the new Spouse is not equal to or older than age 81. The Payment Base and Deferral Credit Base will remain the same. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract. The Payment Base and Deferral Credit Base will remain the same. The rider will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary at the time of death, is the deceased Covered Life’s Spouse such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. The relevant Covered Life will be re-determined on the date of Spousal Contract continuation.
If the relevant Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the benefits will be reset as follows:

•	The Payment Base and Deferral Credit Base will be set equal to the Contract Value; and

•	The Deferral Credit Period will not be reset but will continue, if applicable, uninterrupted.
If the new Covered Life’s age is older than 81 at the time of Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the same rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of adjusted Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Deferral Credit Base will be equal to the greater of adjusted Contract Value or the Deferral Credit Base on the Spousal Contract continuation date;

•	The Deferral Credit Period will not be reset, but will continue, if applicable, uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be reset; and

•
The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. The Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option.

Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this Annuity Payout Option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½. At that time, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The Covered Lives will be the Annuitant and Joint Annuitant. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest, reinvest and instruct us to periodically rebalance your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, if you elect the rider, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly. If you elect an optional death benefit in combination with this rider, such as Maximum Anniversary Value IV or Return of Premium IV, then in the event of a conflict between the investment restrictions below and those set for in such optional death benefit riders, the investment restrictions below shall prevail.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement.
Upon reinstatement, your Deferral Credit Base will be reset at the lower of the Deferral Credit Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Credit Period, if applicable, will continue uninterrupted.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
We are able to offer certain attributes associated with the rider, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate Hartford's guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require approval of subsequent Premium Payments after the first Contract Anniversary. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Credit Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate contracts with dissimilar optional riders. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 2 Contract Anniversary) in lieu of multiple Contract Anniversaries.
If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments. We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will be set on a calendar year (i.e., January 2 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
If we aggregate Contracts, partial Surrenders and transfers in excess of the Transfer Limit will terminate the Deferral Credit, if any, on the Contract where the partial Surrender or transfer occurred; however, it will not terminate any applicable Deferral Credit across aggregated Contracts.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Income Foundation Builder Transfer Limit will end the Deferral Credit Period and the Deferral Credit Base will be zero.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Income Foundation Builder.

•
Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date.

•	We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any survivorship option or other benefits) for new sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in the Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations.

•
The purchase of the rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. The Company is not responsible for violations of the rider rules due to required distributions.

•
Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•	Income Foundation Builder is referred to as Guaranteed Minimum Withdrawal Benefit Plus II in your Contract.
b. Personal Pension Account
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a Death Benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature in that you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a death benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use the Funds or the Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee

Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer from the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you will get less than the sum of the payments you are commuting. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
When can you elect to invest in the rider?
You may elect to invest in the rider at any time. Except as noted below (see Personal Pension Account Transfer Programs - Other Considerations), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does investing in the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Can your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution and by interest credited. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% (called a Credited Interest Rate) for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum Credited Interest Rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. The Credited Interest Rate may also vary based on the Annuity Payout Option elected.
We may prospectively set new credited rates and time periods over which such Credited Interest Rates shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining a Credited Interest Rate include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to provide withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts (called Personal Pension Account Payouts) at any time or at different times until your Annuity Commencement Date. Subsequent Premium Payments can be made into Funds and/or the Fixed

Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date). There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account start date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. You may Surrender any or all of your Contract Value without affecting your Annuity Payout Value, or you may commute any or all of your Annuity Payout Value without affecting your Contract Value. However, you may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable. Please see the discussion of commutation under “What effect do partial or full Surrenders have on your benefits under the rider?” in this section for more information. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors, such as how long you have invested in the Personal Pension Account, interest rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be permissible partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Annuity Payout Value. We will provide you with a guaranteed Payout Purchase Rate corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on contract, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining a Payout Purchase Rate include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80 (plus 364 days), whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Option Two, the Target Income Age cannot be changed.
We will use a guaranteed Payout Purchase Rate to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age. This seven year period is referred to as the Guarantee Window. In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age provisions stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rate or (y) the maximum Payout Purchase Rate set internally at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed Payout Purchase Rate specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed a Payout Purchase Rate, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value, which includes investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the Standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSC.
Does the rider replace the Standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute a part or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in the Surrenders section and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account start date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including interest rates movement since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders section as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole percentages (e.g., 1%), if applicable. The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or the Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any Death Benefit, and will result in a recalculation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. No CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Personal Pension Account Example 3 in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Benefit?
Yes, provided you elect Annuity Payout Option Eight. Please refer to Annuity Payout Options Two and Eight in Section 4.d for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Yes. In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.

Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

•
Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and the Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

•	Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•
You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single premium immediate annuity may offer better Payout Purchase Rates.

•
The Personal Pension Account should not be confused with a pension plan under ERISA. Neither we nor any of our affiliates assume any fiduciary duties as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us or our affiliates.

7. Further Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance — The sum of all Personal Pension Account Contributions increased by credited interest, minus any transfers into any other Accounts and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Payment Base Cap: The maximum percentage the Payment Base may be increased annually due to a Market Increase or a Deferral Credit under Income Foundation Builder.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout also refers to Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner or Annuitant, as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The value of the Sub-Accounts and Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Income Foundation Builder.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Credit: The amount added to your Payment Base on each Contract Anniversary while the Deferral Credit Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Credit Period: The Deferral Credit Period commences on the date that Income Foundation Builder has been elected and Deferral Credit Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that Income Foundation Builder has been elected, (b) the Valuation Day that you take your first Partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Credit Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Financial Intermediary: The broker-dealer, bank or other financial institution through whom you bought your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.
General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.

Income Foundation Builder: This rider is referred to as Guaranteed Minimum Withdrawal Benefit Plus II rider in your Contract.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone, facsimile or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Income Foundation Builder.
Lifetime Income Eligibility Date: The Contract Anniversary following the relevant Covered Life’s attaining the age of 59½ or such age we specify within your Contract.
Market Increases: A potential increase to your Payment Base equal to your then current Contract Value prior to the deduction of rider charges based on market performance subject to the applicable Annual Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Income Foundation Builder.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer-sponsored qualified Contracts, the individual must generally begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age — The year that commences with the birthday of the older Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes a seven-year Guarantee Window (three years before and after) during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.

Threshold Payments: The amount payable in the form of partial Surrenders under Income Foundation Builder taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date that reduce the rider benefits on a dollar-for-dollar basis. Surrenders taken above this amount will proportionally reduce the rider benefits.
Total Balance: The sum of your Contract Value and Benefit Balance.
Total Expected Premium: Total Expected Premium is a non-binding commitment to invest a certain amount of Deposits within ninety days from the date you purchase your Contract in exchange for which we assign a lower CDSC and a lower Premium Based Charge based on the total Deposits you plan to make over this time period. If you do not make the Deposits as promised, we will recalculate these charges based on your actual Deposits and proportionately deduct these charges, as applicable, from your Sub-Accounts.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama, New Jersey and Ohio - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, the Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only AIRs available are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois and New Jersey - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
New Jersey - The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available. We will not consider your Total Expected Premium as a basis to assign CDSCs or the Premium Based Charge. We re- serve the right to prohibit subsequent Premium Payments and transfers after the first Contract Year if you have elected the Return of Premium IV. This restriction is not currently being enforced. We will notify you if subsequent Premium Payments and transfers cease to be available to affected contract owners.

Ohio - The Fixed Accumulation Feature is not available.
Oklahoma - The only AIRs available are 3% and 5%.
Oregon - We will accept subsequent Premium Payments during the first three Contract Years (B Share Contracts). You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available. The only AIRs available are 3% and 5%.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Texas - We will not consider your Total Expected Premium as a basis to assign CDSCs or the Premium Based Charge.
Washington - In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Contracts may have been sold directly to the following individuals free of any commission: 1) current or retired officers, directors, trustees and employees (and their families) and our ultimate corporate parent, affiliates, and subsidiaries; and 2) employees and investment professional of Financial Intermediaries.

This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professional according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 6.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.
We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.

Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statement

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

APP TAX-3

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.

APP TAX-4

We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements

APP TAX-5

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.

APP TAX-6

4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

APP TAX-7

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional

APP TAX-8

rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what

APP TAX-9

extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan

APP TAX-10

to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA

APP TAX-11

to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

APP TAX-12

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 701⁄2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract

APP TAX-13

may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a

APP TAX-14

rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP A-1

Appendix A — Examples *
Table of Contents

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) IV Examples	APP A-14
Return of Premium (ROP) IV Examples	APP A-16
Income Foundation Builder Examples	APP A-17
* All example calculations are rounded to the nearest dollar.

APP A-2

Contingent Deferred Sales Charge (CDSC) Examples
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume $100,000 was invested in the Sub-Accounts and a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Values immediately prior to the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume $100,000 was invested in the Sub-Accounts and a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Values immediately prior to the first partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:

•	Deposits are $100,000

APP A-3

•	Remaining Gross Premiums are $100,000

•	Contract Value is $75,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000]). The Contract Value minus AWA is less than the Remaining Gross Premiums; therefore the amount subject to CDSC is greater than the amount withdrawn.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $333 [5% x $6,667].
Step 6: We deduct the CDSC of $333 from the excess amount $5,000. The amount paid to you is $4,667. Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333 ($100,000 - $6,667)

•	Contract Value is $70,000

•	AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Step 2: Determines that the transaction is in excess of the AWA. Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333

•	Contract Value is $78,000

•	Earnings are $0

•	AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000]). The Contract Value minus AWA is less than the Remaining Gross Premiums; therefore the amount subject to CDSC is greater than the amount withdrawn.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $639 [5% x $12,785].
Step 6: We deduct the CDSC of $639 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,361.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $80,548 ($93,333 - $12,785)

•	Contract Value is $63,000

•	AWA is $0

APP A-4

Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Values prior to the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $110,000

•	Earnings are $10,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $10,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $100,000

•	Contract Value is $100,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Step 2: Determines that the transaction is in excess of the AWA. Values prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $100,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0 the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums. The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000]). The Contract Value minus AWA is equal to the Remaining Gross Premiums; therefore the amount subject to CDSC is equal to the amount withdrawn.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $500 [5% x $10,000].
Step 6: We deduct the CDSC of $500 from the excess amount $10,000. The amount paid to you is $9,500. Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

•	Contract Value is $90,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.

APP A-5

Step 2 determines that the transaction is in excess of the AWA. Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000

•	Contract Value is $99,000

•	Earnings are $9,000

•	AWA is $9,000
Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000]). The Contract Value minus AWA is equal to the Remaining Gross Premiums; therefore the amount subject to CDSC is equal to the amount withdrawn.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $300 [5% x $6,000].
Step 6: We deduct the CDSC of $300 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,700.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

•	Contract Value is $84,000

•	AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:

•	Deposits are $200,000

•	Remaining Gross Premiums are $200,000

•	Remaining Gross Premium subject to CDSC is $100,000

•	Contract Value just prior to the full Surrender is $300,000

•	Earnings are $100,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $200,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: The full Surrender is in excess of the AWA of $200,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000]). This is equal to the entire Remaining Gross Premiums subject to CDSC.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 3%, as determined by Eligible Investments at the time of contribution, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $3,000 [3% x $100,000].
Step 6: We deduct the CDSC of $3,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $297,000.

APP A-6

Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA. Values prior to the full Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value just prior to the full Surrender is $50,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000]). This is equal to the entire Remaining Gross Premiums subject to CDSC.
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $5,000 [5% x $100,000].
Step 6: We deduct the CDSC of $5,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $45,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the PPA Annuity Payout Value. The same concept will apply to the Commuted Value of period certain Annuity Payouts. Assume $100,000 is invested into the PPA and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of your prospectus.
Step 2: Determines that the Annuity Payout Value subject to commutation is in excess of the AWA.
Values prior to the full commutation:

•	Contract Value is $0

•	Accumulation Balance is $0

•	Annuity Payout Value is $99,826 ($100,000 plus one month’s proportion of the Credited Interest Rate less prior PPA Payout of $420)

•	Deposit subject to CDSC is $100,000

•	AWA is $4,580

•	Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to PPA Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.

APP A-7

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Deposits still subject to CDSC.
The factor is derived as [A/B]:

A =	The amount in Step 3

B =	Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit subject to CDSC. Your Deposits, subject to CDSC (as used in the context of Annuity Payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 5%, as determined by Eligible Investments at the time of Deposit, of the amount subject to CDSC. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $5,000.
Step 6: We deduct the CDSC of $5,000 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $62,871.
Values after the full commutation:

•	Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the PPA. Assume a transfer of funds equal to $20,000 from Contract Value to the PPA in Contract Year 2.
Values immediately prior to the transfer:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $120,000

•	Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the PPA as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:

A =	The amount of the transfer

B =	The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value.
After the Transfer to the PPA

•	Deposits allocated to Contract Value are $83,333

•	Remaining Gross Premiums are $83,333

•	Deposits subject to CDSC allocated to the PPA are $16,667

•	Contract Value is $100,000

•	Accumulation Balance is $20,000
Generally, the amount subject to CDSC has remained constant.
Premium Based Charge Examples:
Example 1: Assume that you intend to make three Deposits within ninety days after the Contract is issued. The expected amounts, in the order received, are $40,000, $180,000, and $35,000.
When you provide the Total Expected Premium amount of $255,000, we will assign to each Deposit, regardless of the amount of the individual Deposit, the CDSC schedule and Premium Based Charge applicable to a single Deposit amount within the range of $250,000 - $499,999. In this case, however, if the actual amount received during the first ninety days is less than the $250,000, we will reassign these charges based on the actual amount received.
Example 2: Assume that your initial Deposit is equal to $75,000, and the CDSC schedule and Premium Based Charge that correspond to that amount are assigned. You then make an additional Deposit of $90,000 at the beginning of Month 7.
The CDSC schedule and Premium Based Charge assigned to this new Deposit will be based on your Eligible Investments amount assuming you have made no Surrenders and your Contract Value has decreased slightly, and your Eligible Investments is the sum of your two Deposits, or $165,000. This amount is used for the purposes of assigning the CDSC schedule and the Premium Based Charge for this second Deposit only.

APP A-8

Example 3: Assume that your initial Deposit is equal to $100,000 and the AWA is $5,000. On Day 200 of Contract Year 2 you make a partial Surrender of $9,000.
The amount of Remaining Gross Premium subject to Premium Based Charge is $4,000, and based on the breakpoint assigned, your Premium Based Charge is 0.50%. The Premium Based Charge assessed is pro-rated for the number of days (200) since the last Contract Anniversary. Therefore the Premium Based Charge is $10.96 [( $4,000 x 0.50% ) x ( 200 / 365 )].
Example 4: Assume that on two separate occasions during Contract Year 1 you make a Deposit of $75,000, for a total Deposits amount of $150,000. Based on the Eligible Investments at the time of each Deposit, the Premium Based Charge assigned to the first $75,000 is 0.64%, and the Premium Based Charge assigned to the second $75,000 is 0.50%. Assume your AWA is $11,250. On Day 200 of Contract Year 2, you make a partial Surrender of $16,250.
The amount of Remaining Gross Premium subject to Premium Based Charge is $5,000, and because these amounts are reduced on a first in, first out basis, your Premium Based Charge on this transaction is 0.64%. The Premium Based Charge assessed is pro-rated for the number of days (200) since the last Contract Anniversary. Therefore the Premium Based Charge is $17.53 [( $5,000 x 0.64% ) x ( 200 / 365 )].
Example 5: Assume that on two separate occasions you make a Deposit of $75,000, for a total Deposits amount of $150,000. Based on the Eligible Investments at the time of each Deposit, the Premium Based Charge assigned to the first $75,000 is 0.64%, and the Premium Based Charge assigned to the second $75,000 is 0.50%. On Day 100 of Contract Year 3, you fully Surrender your Contract or you annuitize your entire Contract Value.
The amount of Remaining Gross Premium subject to Premium Based Charge is the entire $150,000. The Premium Based Charge is calculated by applying the assigned percentage to the applicable amount of Remaining Gross Premium, and then the amount is pro-rated for the number of days (100) since the last Contract Anniversary. Therefore the Premium Based Charge is $234.25 [( $75,000 x 0.64% ) x ( 100 / 365 )] + [( $75,000 x 0.50% ) x ( 100 / 365 )] or [131.51 + 102.74].
Example 6: Assume the same facts as in Example 5, but instead you annuitize your entire Contract Value on Day 100 of Contract Year 3.
The amount of Remaining Gross Premium subject to Premium Based Charge is the entire $150,000. The Premium Based Charge is calculated by applying the assigned percentage to the applicable amount of Remaining Gross Premium, and then the amount is pro-rated for the number of days (100) since the last Contract Anniversary. Therefore the Premium Based Charge is $234.25 [( $75,000 x 0.64% ) x ( 100 / 365 )] + [( $75,000 x 0.50% ) x ( 100 / 365 )] or [131.51 + 102.74].
Personal Pension Account (PPA) Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial PPA Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest Rate and Payout Purchase Rates are illustrated below.

A.
To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when PPA Payouts commence.

B.
Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

APP A-9

C.
Please refer to the last column in Contract Year 23 for an example of how PPA Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Rates (per 1000)	PPA Payouts(2)
	0*	60	$100,000	5.00%	$100,000
GuaranteeWindow	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237
	8	68	142,009	5.00%	95,246	46,763		3,237
	9	69	143,535	5.00%	100,008	43,527		3,237
	10	70	145,299	3.00%	105,008	40,290		3,237
	11	71	145,212	3.00%	108,158	37,054		3,237
	12	72	145,220	3.00%	111,403	33,817		3,237
	13	73	145,326	3.00%	114,745	30,581		3,237
	14	74	145,532	3.00%	118,188	27,344		3,237
	15	75	145,841	3.00%	121,733	24,108		3,237
	16	76	146,256	3.00%	125,385	20,871		3,237
	17	77	146,781	3.00%	129,147	17,634		3,237
	18	78	147,419	3.00%	133,021	14,398		3,237
	19	79	148,173	3.00%	137,012	11,161		3,237
	20	80	149,047	1.50%	141,122	7,925		3,237
	21	81	147,927	1.50%	143,239	4,688		3,237
	22	82	146,839	1.50%	145,388	1,452		3,237
	23	83	147,568	1.50%	147,568	0		3,237
* Contract Year “0” represents your Contract issue date.

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional PPA Payouts.

(2)	These PPA Payouts will continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.

APP A-10

Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732
Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub-Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP IV Transfer Limit	$5,000	$0
MAV IV Transfer Limit	$5,350	$350
ROP IV	$100,000	$95,000
MAV IV - Anniversary Value (Before Value is assumed)	$107,000	$102,000
MAV IV - Premium Payments	$100,000	$95,000
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
As a result of the transfer, the ROP IV is reduced. As the amount of the transfer did not exceed the PPA Transfer Limit, the $5,000 transfer results in a dollar-for-dollar reduction in the Premium Payments component of the ROP IV value.

•
As a result of the transfer, the MAV IV Anniversary Value and Premium Payments components are both reduced. As the $5,000 transfer did not exceed the PPA Transfer Limit, both are reduced by the amount of the transfer.

•	Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Transfer from the Benefit Balance - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 and then elects to transfer the maximum available amount from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

APP A-11

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP IV	$100,000	$104,120
MAV IV - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV IV - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the Contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

•	The ROP IV is increased dollar-for-dollar for the amount of the transfer ($4,120).

•	MAV IV Anniversary Value and Premium Payments are both increased dollar-for-dollar for the amount of the transfer ($4,120).

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Deposits have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
GuaranteeWindow	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0

APP A-12

8	68	147,746	147,746	5.00%	0	65.31		0
9	69	155,133	155,133	5.00%	0	65.91		0
10	70	162,889	162,889	3.00%	0	66.56		0
11	71	167,776	167,776	3.00%	0	69.14		0
12	72	172,809	172,809	3.00%	0	71.94		0
13	73	177,994	177,994	3.00%	0	74.99		0
14	74	183,334	183,334	3.00%	0	78.32		0
15	75	188,834	188,834	3.00%	0	81.96		0
16	76	194,499	194,499	3.00%	0	85.92		0
17	77	200,333	200,333	3.00%	0	90.11		0
18	78	206,343	206,343	3.00%	0	94.63		0
19	79	212,534	212,534	3.00%	0	99.55		0
20	80	218,910	0(2)	1.50%	218,910	111.11(4)	$165,439(5)	0(6)
21	81	n/a	n/a	n/a(3)	n/a	n/a	n/a	n/a
22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
* Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing PPA Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this Example.

(3)	Interest is no longer credited under the PPA.

(4)	Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(5)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(6)
The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in Contract Years 29 and 30.

(7)	Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would not receive these lifetime PPA Payouts if he or she terminated the Contract.

APP A-13

Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and therefore full PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to$100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted	Payout Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	$0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0
19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(4)	109,455(4)
20 After	80	97,293	0(2)	n/a	97,293(5)	0	$82,720(7)	111.11(7)	12,162(8)
21	81	85,131	n/a	n/a(3)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323
* Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. PPA Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing PPA Payouts outside of the

APP A-14

Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)	Interest is no longer credited under the PPA.

(4)
In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(5)	The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(6)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(7)	A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(8)
The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(9)
In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would not receive these lifetime PPA Payouts if he or she terminated the Contract.

Maximum Anniversary Value (MAV) IV Examples
This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value;

B =	Premium Payments adjusted for partial Surrenders; and

C =	Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year	Contract Value(1) “A”	PPA Transfer Limit(2)	Total Premium Payments (adjusted by Surrenders) “B”	Contract Value Performance(1)	Anniversary Value(3)	MAV at End of Each Contract Year “C”	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and “C”
0*	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(4)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	1,056,634	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payments or MAV.

(3)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(4)	Is the highest Anniversary Value and therefore is the MAV.

APP A-15

Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year	Contract Value “A”	PPA Transfer Limit(2)	Premium Payments “B”	Anniversary Value(3)	MAV at End of Each Contract Year(1) "C"	Minimum Guaranteed Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and “C”
0*	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$ 133,989(4)(5)(6)	$102,120	102,120
2	157,001	5,106	150,000(7)	138,522(4)(5)(6)(8)	157,001	157,001
3	147,189	7,850	142,150(6)	136,700(5)(6)	149,151(4)	149,151
4	134,089	7,458	142,150	124,533(5)	149,151	149,151
5	130,324	7,458	132,020(5)	130,324	138,522	138,522(8)
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to or from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payments or MAV.

(3)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(4)	Contract Year 1 and 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.
(5) The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,325).
(6) The $7,850 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.
(7) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(8) Is the MAV, adjusted by subsequent Premium Payments, transfers to or from PPA, and partial Surrenders.
Example 3: Assume the same facts as Example 2, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year	Contract Value “A”(1)	PPA Transfer Limit(2)	Premium Payments “B”	Anniversary Value(3)	MAV at End of Each Contract Year(1) "C"	Minimum Guaranteed Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and “C”
0*	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$ 132,559(4)(5)(6)	$102,120	102,120
2	157,001	5,106	150,000(7)	136,334(4)(5)(6)(8)	157,001	157,001
3	145,039	7,850	140,074	134,550(5)	146,973	146,973
4	132,130	7,349	140,074	122,575(5)	146,973	146,973
5	128,274	7,349	129,943(5)	128,274	136,344	136,344(8)
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to or from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payments or MAV.

(3)
Anniversary Value each year is first established as the Contract Value on that anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(4)	The Contract Year 1 and 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

APP A-16

(5)
The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(6)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)); A is the amount transferred in excess of the PPA Transfer Limit $2,150; B is the Contract Value Prior to the Transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that Contract Year $7,850.

(7)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(8)	Is the MAV adjusted by subsequent Premium Payments, transfers to or from PPA, and partial Surrenders.
Example 4: Assume the Maximum Anniversary Value is $102,120 and Premium Payments are $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the MAV or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.
Return of Premium (ROP) IV Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year	Contract Value(1)	PPA Transfer Limit(6)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0*	$100,000	$0	$100,000	$100,000
1	102,120	5,000	100,000	102,120
2	157,001	5,000	150,000(3)	157,001
3	147,539	7,500	142,500(4)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(5)	132,369
* Contract Year “0” represents your Contract issue date.

(1)	Assumed annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(2)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payments.

(3)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(4)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

(5)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year	Contract Value(1)	PPA Transfer Limit(2)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
0*	$100,000	$0	$100,000	$100,000
1	102,120	5,000	100,000	102,120
2	157,001	5,000	150,000(3)	157,001
3	145,039	7,500	140,085(4)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(5)	129,954
* Contract Year “0” represents your Contract issue date.

APP A-17

(1)	Assumed annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(2)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payments.

(3)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(4)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)); A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(5)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

Income Foundation Builder Examples
The Premium Based Charge is not illustrated as part of these Examples.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Deferral Credit Base are all equal to $100,000. You have elected Income Foundation Builder - Single Life, and based on your Age of 60 you initial Withdrawal Percent is at 5%. In Contract Years 7, 9, 11 and 12 you take partial Surrenders of the amount equal to your available Lifetime Benefit Payment (“LBP”). In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year	Age	Contract Value before Surrender(1)	Deferral Credit	Withdrawal Percent	LBP	Surrender Amount	Contract Value after Surrender	Payment Base at End of Each Contract Year	Deferral Credit Base at End of Each Contract Year
0*	60	$100,000	$0	5%	$5,000	$0	$100,000
1	61	93,930	6,000	5%	5,300	0	93,930	$106,000(2)	$100,000
2	62	101,632	6,000	5%	5,600	0	101,632	112,000	100,000
3	63	106,694	6,000	5%	5,900	0	106,694	118,000	100,000
4	64	118,408	6,000	5%	6,200	0	118,408	124,000	100,000
5	65	125,726	6,000	5%	6,500	0	125,726	130,000	100,000
6	66	137,306	6,000	5%	6,865	0	137,306	137,306(3)	137,306(3)
7	67	127,722	8,238	5%	7,277	7,277(4)	120,444	145,544	0(4)
8	68	126,611	0	5%	7,277	0	126,611	145,544	0
9	69	134,461	0	5%	7,277	7,277	127,184	145,544	0
10	70	137,867	0	5%	7,277	10,000(5)	127,867	142,509(5)	0
11	71	140,782	0	5%	7,125	7,125	133,656	142,059	0
12	72	141,061	0	5%	7,125	7,125	133,936	142,059	0
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	The Deferral Credit is applied to the Payment Base on Contract Anniversaries 1, 2, 3, 4, 5, and 7.

(3)	Applies a Market Increase to the Payment Base and the Deferral Credit Base on Contract Anniversary 6 because the Contract Value exceeds the Deferral Credit Base.

(4)
A partial Surrender equal to the LBP does not impact the Payment Base or LBP, but as the first Surrender it resets the Deferral Credit Base to $0 and there are no subsequent Deferral Credit opportunities.

(5)	A partial Surrender of $10,000 is in excess of the LBP; the Payment Base is reset by a factor of 0.97914, derived from 1 - ($2,723 / ($137,867 - $7,277)).

APP A-18

Example 2: Income Foundation Builder and MAV IV PPA Transfer Limit Example.

Contract Year	Contract Value(1)	Income Foundation Builder Payment Base at Beginning of Each Contract Year	MAV IV Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / LBP(2)	Transfer to PPA	Payment Base at the End of Each Contract Year	MAV IV Death Benefit at the End of Each Contract Year
0*	$100,000	$100,000	$100,000	$5,000	$0	$100,000	$100,000
1	84,500	106,000	100,000	5,300	0	106,000	100,000
2	102,060	112,000	102,060	5,600	5,600(3)	112,000	96,460
3	102,730	112,064	102,730	5,603	0	112,064	102,730
4	114,010	117,728	114,010	5,886	10,000(4)	107,587(4)	114,010(4)
5	110,250	110,250	110,250	5,513	0	110,250	110,250
6	120,173	120,173	120,173	6,009	0	120,173	120,173
7	111,761	120,173	120,173	6,009	0	120,173	120,173
8	117,349	120,173	120,173	6,009	0	120,173	120,173
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value as well as transfers to or from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	When Income Foundation Builder and a optional Death Benefit are elected, the Income Foundation Builder PPA Transfer Limits prevail.

(3)	The transfer of $5,600 equals the PPA Transfer Limit; the Income Foundation Builder Payment Base and MAV Death Benefit is reduced by the dollar amount of the transfer.

(4)
The transfer of $10,000 exceeds the PPA Transfer Limit; the Income Foundation Builder Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.96195 (Derived from 1 - (($10,000 - $5,886) / ($114,010 - $5,886)). The MAV is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.96195. This transaction also resets the Deferral Credit Base to $0.

Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or LBP, if applicable.
The factor can be calculated as 1 - (A / ( B - C):

A =	The amount of the Surrender or transfer that exceeds the Threshold Payment, LBP, or Transfer Limit,

B =	The Contract Value immediately prior to the transaction, and

C =	The remaining Threshold Payment, LBP or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit with Income Foundation Builder. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $200,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $225,000.

•	Your Deferral Credit Base is $210,000.

•	Your PPA Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:

•	Your Contract Value is $185,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $208,125.

•	Your Deferral Credit Base is $0.

•	Your PPA Benefit Balance is $25,000.

APP A-19

Example 4: Income Foundation Builder LBP Reduction to Optional Death Benefit.
All Surrenders reduce the components of ROP IV Death Benefit and MAV IV Death Benefit by a proportionate factor. However, if you have also elected Income Foundation Builder, amounts Surrendered that are not in excess of your LBP or Threshold amount, whichever is applicable, will reduce your optional Death Benefit components on a dollar-for-dollar basis. Surrenders that are fully or partially in excess of the LBP or Threshold amount will adjust the optional Death Benefit components by a factor equal to [ 1 - A/(B-C] ]:

A =	The amount of the partial Surrender in excess of the LBP or Threshold amount, whichever is applicable.

B =	The Contract Value immediately prior to the Surrender.

C =	The LBP or Threshold amount, less any prior Surrenders during the Contract Year, subject to a minimum of zero.

Contract Year	Age	Contract Value(1)	Income Foundation Builder Payment Base at the Beginning of the Contract Year	MAV IV Death Benefit at the Beginning of the Contract Year	Income Foundation Builder LBP	Surrender Amount	MAV IV Death Benefit at the End of the Contract Year
0*	60	$100,000	$100,000	$100,000	$5,000	—	$100,000
1	61	105,500	106,000	105,500	5,300	5,300	100,200(2)
2	62	108,216	108,216	108,216	5,411	—	108,216
3	63	101,182	108,216	108,216	5,411	15,000	92,512(3)
4	64	95,645	96,886	95,645	48,444	—	95,645
5	65	101,383	101,383	101,383	5,069	—	101,383
6	66	110,508	110,508	110,508	5,525	—	110,508
* Contract Year “0” represents your Contract issue date.

(1)
Assumed annual performance on the Contract Value as well as Surrenders. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	The partial Surrender of $5,300 is equal to the LBP and reduces the MAV IV Death Benefit by the dollar amount of the Surrender.

(3)
The partial Surrender of $15,000 is in excess of the LBP. The MAV IV Death Benefit is first reduced by the dollar amount of the transfer, and then adjusted by a factor of 0.89987, derived from [ 1 - ( $9,589 / ($101,182 - $5,411) ) ].

APP B-1

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.819	$13.324	$13.247	$12.454	$10.786	$9.581	$9.761
Accumulation Unit Value at end of period	$15.867	$13.819	$13.324	$13.247	$12.454	$10.786	$9.581
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	2
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.554	$14.973	$15.988	$14.778	$10.813	$9.191	$9.214
Accumulation Unit Value at end of period	$20.793	$18.554	$14.973	$15.988	$14.778	$10.813	$9.191
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	1	1	1
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.828	$16.264	$15.665	$14.203	$11.094	$9.844	$9.963
Accumulation Unit Value at end of period	$21.762	$16.828	$16.264	$15.665	$14.203	$11.094	$9.844
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.019	$16.428	$16.809	$14.562	$11.289	$9.781	$9.604
Accumulation Unit Value at end of period	$22.159	$20.019	$16.428	$16.809	$14.562	$11.289	$9.781
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	1	1	1	1
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.823	$15.759	$16.536	$14.750	$11.297	$9.929	$9.670
Accumulation Unit Value at end of period	$20.295	$18.823	$15.759	$16.536	$14.750	$11.297	$9.929
Number of Accumulation Units outstanding at end of period (in thousands)	54	59	74	76	96	128	23
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.192	$1.859	$1.929	$1.684	$1.275	$1.127	$1.125
Accumulation Unit Value at end of period	$2.547	$2.192	$1.859	$1.929	$1.684	$1.275	$1.127
Number of Accumulation Units outstanding at end of period (in thousands)	562	624	716	772	840	934	185

APP B-2

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.776	$17.389	$17.463	$16.704	$17.192	$16.430	$16.399
Accumulation Unit Value at end of period	$18.299	$17.776	$17.389	$17.463	$16.704	$17.192	$16.430
Number of Accumulation Units outstanding at end of period (in thousands)	41	39	43	48	42	38	6
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.995	$9.799	$10.286	$10.217	$10.561	$10.015	$10.131
Accumulation Unit Value at end of period	$10.606	$9.995	$9.799	$10.286	$10.217	$10.561	$10.015
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	20	20	19	19	2
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.855	$13.936	$14.224	$13.559	$11.144	$9.546	$9.616
Accumulation Unit Value at end of period	$18.596	$14.855	$13.936	$14.224	$13.559	$11.144	$9.546
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	15	17	14	3
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.247	$24.902	$25.011	$24.663	$19.361	$16.498	$17.367
Accumulation Unit Value at end of period	$31.563	$25.247	$24.902	$25.011	$24.663	$19.361	$16.498
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	1	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.852	$19.179	$18.074	$16.774	$12.984	$11.091	$11.315
Accumulation Unit Value at end of period	$26.565	$20.852	$19.179	$18.074	$16.774	$12.984	$11.091
Number of Accumulation Units outstanding at end of period (in thousands)	165	203	234	256	285	350	136
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.576	$23.095	$22.924	$20.866	$15.740	$13.491	$13.561
Accumulation Unit Value at end of period	$31.082	$25.576	$23.095	$22.924	$20.866	$15.740	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	132	152	178	186	214	271	101
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.373	$16.898	$17.823	$18.438	$15.265	$13.037	$13.613
Accumulation Unit Value at end of period	$22.797	$17.373	$16.898	$17.823	$18.438	$15.265	$13.037
Number of Accumulation Units outstanding at end of period (in thousands)	85	104	111	112	114	127	48
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.630	$29.305	$30.469	$33.304	$30.112	$25.737	$27.052
Accumulation Unit Value at end of period	$39.373	$30.630	$29.305	$30.469	$33.304	$30.112	$25.737
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.792	$15.924	$15.042	$13.954	$10.534	$9.341	$9.650
Accumulation Unit Value at end of period	$20.849	$15.792	$15.924	$15.042	$13.954	$10.534	$9.341
Number of Accumulation Units outstanding at end of period (in thousands)	56	73	79	96	107	174	57
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.180	$14.907	$15.135	$13.974	$11.338	$10.203	$10.018
Accumulation Unit Value at end of period	$19.873	$17.180	$14.907	$15.135	$13.974	$11.338	$10.203
Number of Accumulation Units outstanding at end of period (in thousands)	82	94	115	129	143	201	62
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.100	$11.738	$11.940	$11.796	$10.382	$9.508	$9.771
Accumulation Unit Value at end of period	$13.662	$12.100	$11.738	$11.940	$11.796	$10.382	$9.508
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	20	24	24	8	5

APP B-3

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.085	$15.970	$16.016	$14.445	$11.108	$9.631	$9.763
Accumulation Unit Value at end of period	$20.628	$17.085	$15.970	$16.016	$14.445	$11.108	$9.631
Number of Accumulation Units outstanding at end of period (in thousands)	126	156	190	206	240	297	81
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.053	$14.443	$14.786	$14.042	$10.408	$9.149	$9.635
Accumulation Unit Value at end of period	$19.214	$16.053	$14.443	$14.786	$14.042	$10.408	$9.149
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	3	3	5	4	1
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.667	$10.877	$11.170	$10.881	$10.954	$10.007	$10.033
Accumulation Unit Value at end of period	$12.460	$11.667	$10.877	$11.170	$10.881	$10.954	$10.007
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	1	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.647	$21.768	$23.584	$22.702	$20.064	$17.936	$17.894
Accumulation Unit Value at end of period	$26.842	$24.647	$21.768	$23.584	$22.702	$20.064	$17.936
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	28	28	28	26	5
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.070	$30.586	$31.967	$30.453	$24.031	$21.348	$21.240
Accumulation Unit Value at end of period	$36.741	$34.070	$30.586	$31.967	$30.453	$24.031	$21.348
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	15	15	16	17	3
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.695	$22.295	$23.618	$22.202	$17.432	$15.366	$15.114
Accumulation Unit Value at end of period	$27.646	$25.695	$22.295	$23.618	$22.202	$17.432	$15.366
Number of Accumulation Units outstanding at end of period (in thousands)	61	68	85	94	102	121	31
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.041	$24.335	$25.433	$23.557	$18.292	$16.452	$16.002
Accumulation Unit Value at end of period	$33.571	$28.041	$24.335	$25.433	$23.557	$18.292	$16.452
Number of Accumulation Units outstanding at end of period (in thousands)	30	36	40	44	48	56	14
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.634	$14.413	$15.672	$15.693	$11.600	$9.867	$9.707
Accumulation Unit Value at end of period	$20.475	$18.634	$14.413	$15.672	$15.693	$11.600	$9.867
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	3	3	3	2	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.710	$10.925	$11.445	$11.315	$11.028	$9.850	$9.958
Accumulation Unit Value at end of period	$12.159	$11.710	$10.925	$11.445	$11.315	$11.028	$9.850
Number of Accumulation Units outstanding at end of period (in thousands)	27	29	31	30	29	30	6
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.182	$15.484	$15.471	$14.555	$10.566	$9.014	$9.338
Accumulation Unit Value at end of period	$19.574	$16.182	$15.484	$15.471	$14.555	$10.566	$9.014
Number of Accumulation Units outstanding at end of period (in thousands)	110	133	151	161	179	213	56
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.450	$18.567	$17.541	$15.246	$11.333	$9.727	$9.751
Accumulation Unit Value at end of period	$23.492	$19.450	$18.567	$17.541	$15.246	$11.333	$9.727
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-4

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.175	$15.973	$16.315	$14.581	$11.159	$9.917	$9.734
Accumulation Unit Value at end of period	$21.317	$18.175	$15.973	$16.315	$14.581	$11.159	$9.917
Number of Accumulation Units outstanding at end of period (in thousands)	120	141	165	173	201	228	55
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.742	$11.626	$10.864	$10.669	$—	$—	$—
Accumulation Unit Value at end of period	$15.434	$11.742	$11.626	$10.864	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.750	$19.029	$17.191	$15.210	$11.310	$9.001	$9.648
Accumulation Unit Value at end of period	$24.231	$18.750	$19.029	$17.191	$15.210	$11.310	$9.001
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	26	30	16	18	7
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.934	$11.426	$12.057	$11.867	$11.256	$9.940	$9.939
Accumulation Unit Value at end of period	$13.783	$12.934	$11.426	$12.057	$11.867	$11.256	$9.940
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	8	8	2
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.000	$11.972	$11.860	$12.459	$10.345	$8.689	$9.154
Accumulation Unit Value at end of period	$14.895	$12.000	$11.972	$11.860	$12.459	$10.345	$8.689
Number of Accumulation Units outstanding at end of period (in thousands)	83	105	111	121	124	139	42
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.467	$11.080	$11.249	$10.719	$10.976	$10.304	$10.214
Accumulation Unit Value at end of period	$11.933	$11.467	$11.080	$11.249	$10.719	$10.976	$10.304
Number of Accumulation Units outstanding at end of period (in thousands)	57	50	52	53	52	46	13
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.540	$10.481	$10.414	$10.222	$10.501	$10.224	$10.151
Accumulation Unit Value at end of period	$10.583	$10.540	$10.481	$10.414	$10.222	$10.501	$10.224
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	7	7	7	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.653	$9.659	$9.736	$9.814	$9.893	$9.962	$9.974
Accumulation Unit Value at end of period	$9.663	$9.653	$9.659	$9.736	$9.814	$9.893	$9.962
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.491	$15.524	$16.176	$14.662	$11.216	$9.679	$9.566
Accumulation Unit Value at end of period	$19.980	$17.491	$15.524	$16.176	$14.662	$11.216	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	55	66	75	80	90	103	21
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.550	$16.778	$16.758	$15.471	$—	$—	$—
Accumulation Unit Value at end of period	$22.312	$18.550	$16.778	$16.758	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	76	86	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.239	$7.638	$7.840	$8.016	$—	$—	$—
Accumulation Unit Value at end of period	$6.947	$7.239	$7.638	$7.840	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5,064	5,031	5,048	5,465	—	—	—

APP B-5

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.156	$13.872	$14.862	$13.877	$10.839	$9.607	$9.774
Accumulation Unit Value at end of period	$16.988	$15.156	$13.872	$14.862	$13.877	$10.839	$9.607
Number of Accumulation Units outstanding at end of period (in thousands)	41	48	55	57	65	87	30
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.759	$9.825	$9.893	$9.961	$9.992	$—	$—
Accumulation Unit Value at end of period	$9.722	$9.759	$9.825	$9.893	$9.961	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	29	9	1	1	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.597	$11.761	$12.161	$12.236	$10.379	$9.068	$9.371
Accumulation Unit Value at end of period	$14.133	$11.597	$11.761	$12.161	$12.236	$10.379	$9.068
Number of Accumulation Units outstanding at end of period (in thousands)	121	149	155	163	171	193	57
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.077	$12.527	$13.180	$12.741	$9.987	$9.092	$9.293
Accumulation Unit Value at end of period	$16.028	$14.077	$12.527	$13.180	$12.741	$9.987	$9.092
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	24	25	27	30	6
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.348	$13.820	$14.764	$14.564	$10.699	$9.480	$9.414
Accumulation Unit Value at end of period	$17.333	$15.348	$13.820	$14.764	$14.564	$10.699	$9.480
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	19	21	21	24	5
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.538	$12.158	$12.434	$12.000	$11.171	$9.996	$9.985
Accumulation Unit Value at end of period	$14.682	$13.538	$12.158	$12.434	$12.000	$11.171	$9.996
Number of Accumulation Units outstanding at end of period (in thousands)	21	17	17	17	17	12	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.321	$14.200	$14.810	$13.920	$10.326	$9.403	$9.494
Accumulation Unit Value at end of period	$18.246	$16.321	$14.200	$14.810	$13.920	$10.326	$9.403
Number of Accumulation Units outstanding at end of period (in thousands)	60	69	84	86	92	121	46
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.098	$14.702	$15.242	$14.258	$10.565	$9.492	$9.654
Accumulation Unit Value at end of period	$19.251	$17.098	$14.702	$15.242	$14.258	$10.565	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	4	2
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.374	$18.109	$16.995	$15.747	$11.618	$9.993	$10.225
Accumulation Unit Value at end of period	$23.918	$18.374	$18.109	$16.995	$15.747	$11.618	$9.993
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.950	$12.912	$13.288	$14.465	$10.315	$8.592	$9.141
Accumulation Unit Value at end of period	$17.501	$13.950	$12.912	$13.288	$14.465	$10.315	$8.592
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.412	$11.049	$11.191	$10.670	$10.886	$10.240	$10.204
Accumulation Unit Value at end of period	$11.806	$11.412	$11.049	$11.191	$10.670	$10.886	$10.240
Number of Accumulation Units outstanding at end of period (in thousands)	117	109	114	118	111	114	20

APP B-6

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.737	$13.638	$13.814	$12.853	$10.900	$9.895	$9.885
Accumulation Unit Value at end of period	$16.394	$14.737	$13.638	$13.814	$12.853	$10.900	$9.895
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	23	24	24	19	3
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.260	$16.162	$16.429	$15.013	$11.150	$9.689	$9.677
Accumulation Unit Value at end of period	$21.279	$18.260	$16.162	$16.429	$15.013	$11.150	$9.689
Number of Accumulation Units outstanding at end of period (in thousands)	146	173	211	227	260	329	89
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.186	$9.977	$11.064	$11.091	$11.156	$9.786	$9.928
Accumulation Unit Value at end of period	$12.594	$11.186	$9.977	$11.064	$11.091	$11.156	$9.786
Number of Accumulation Units outstanding at end of period (in thousands)	6	14	14	14	15	12	3
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.962	$9.653	$9.746	$9.386	$10.263	$9.502	$9.795
Accumulation Unit Value at end of period	$11.276	$9.962	$9.653	$9.746	$9.386	$10.263	$9.502
Number of Accumulation Units outstanding at end of period (in thousands)	1	7	7	7	7	7	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.538	$10.784	$11.936	$11.912	$10.064	$9.232	$9.324
Accumulation Unit Value at end of period	$14.092	$11.538	$10.784	$11.936	$11.912	$10.064	$9.232
Number of Accumulation Units outstanding at end of period (in thousands)	73	89	104	107	111	160	51
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.548	$16.436	$17.070	$15.259	$11.604	$9.795	$9.690
Accumulation Unit Value at end of period	$21.876	$18.548	$16.436	$17.070	$15.259	$11.604	$9.795
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.532	$10.155	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$10.532	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	105	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.663	$16.773	$17.266	$15.264	$11.376	$9.805	$9.778
Accumulation Unit Value at end of period	$22.769	$18.663	$16.773	$17.266	$15.264	$11.376	$9.805
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.819	$14.863	$16.007	$18.138	$14.854	$12.651	$13.422
Accumulation Unit Value at end of period	$18.330	$15.819	$14.863	$16.007	$18.138	$14.854	$12.651
Number of Accumulation Units outstanding at end of period (in thousands)	83	100	110	112	105	120	29
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.751	$10.518	$11.068	$10.945	$10.845	$9.491	$9.853
Accumulation Unit Value at end of period	$10.882	$10.751	$10.518	$11.068	$10.945	$10.845	$9.491
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	20	20	20	13	3
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.727	$17.203	$18.526	$19.197	$14.777	$12.291	$12.805
Accumulation Unit Value at end of period	$22.037	$18.727	$17.203	$18.526	$19.197	$14.777	$12.291
Number of Accumulation Units outstanding at end of period (in thousands)	78	95	107	117	117	144	39

APP C-1

Appendix C — Fund Data

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company

APP C-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 2	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-3

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC

APP C-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Investors Fund - Class IB§	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

§	Putnam VT Investors Fund will be renamed to Putnam VT Multi-Cap Core Fund effective June 30, 2018.

APP D-1

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

•	Income Foundation Builder

Applicable To The Following Product

•	Hartford's Personal Retirement Manager Foundation O-Share VA 1

If you elect Income Foundation Builder, you must choose one of the following models. The models will be re-balanced monthly.

PERSONAL PROTECTION PORTFOLIOS
Series 8065

BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8067

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 8066

BlackRock Managed Volatility V.I. Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%
Series 8070

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%

APP D-2

Series 8073

BlackRock Managed Volatility V.I. Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%
Series 8072

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Series 8071

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Series 8069

BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8097

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Value Fund	20%
Putnam VT Growth Opportunities Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8068

BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%

APP D-3

Investment Restrictions For

•	Maximum Anniversary Value IV

Applicable To The Following Products

•	Hartford's Personal Retirement Manager Foundation O-Share VA 1

You may choose to invest in either the Portfolio Planner Asset Allocation Models, Foundation Portfolio Planner Asset Allocation Models or the Investment Strategies Models. The Models will be re-balanced quarterly.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 127	2016 Series 128	2016 Series 214	2016 Series 314	2016 Series 414
American Century VP Mid Cap Value Fund	3%	3%	4%	5%	5%
American Funds New World Fund	3%	4%	6%	7%	9%
Fidelity VIP Mid Cap Portfolio	2%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Hartford Disciplined Equity HLS Fund	5%	6%	7%	8%	9%
Hartford International Opportunities HLS Fund	2%	3%	4%	4%	5%
Hartford Total Return Bond HLS Fund	21%	15%	10%	7%	5%
Invesco V.I. International Growth Fund	2%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	3%	4%	4%
Lord Abbett Bond-Debenture Portfolio	14%	17%	19%	17%	14%
MFS Growth Series	4%	5%	6%	7%	8%
MFS Total Return Bond Series	20%	14%	10%	7%	4%
Putnam VT Equity Income Fund	4%	6%	7%	8%	9%
Templeton Foreign VIP Fund	1%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	15%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

INVESTMENT STRATEGIES ASSET ALLOCATION MODELS

Series 8023

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8024

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%

APP D-4

Series 8025

American Funds Bond Fund	30%
American Funds Global Small Capitalization Fund	10%
American Funds Global Growth & Income Fund	20%
American Funds Growth Fund	25%
American Funds International Fund	15%
Total	100%
Series 8026

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%

INDIVIDUAL SUB-ACCOUNTS

AB VPS Balanced Wealth Strategy Portfolio
BlackRock Global Allocation V.I. Fund
MFS Total Return Series
PIMCO All Asset Portfolio
PIMCO Global Multi-Asset Managed Allocation Portfolio
American Funds Bond Fund
MFS Total Return Bond Series
Hartford Ultrashort Bond HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund

APP E-1

Appendix E - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Product

•	Hartford's Personal Retirement Manager Foundation O-Share

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 127	2016 Series 128	2016 Series 214	2016 Series 314	2016 Series 414
American Century VP Mid Cap Value Fund	3%	3%	4%	5%	5%
American Funds New World Fund	3%	4%	6%	7%	9%
Fidelity VIP Mid Cap Portfolio	2%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Hartford Disciplined Equity HLS Fund	5%	6%	7%	8%	9%
Hartford International Opportunities HLS Fund	2%	3%	4%	4%	5%
Hartford Total Return Bond HLS Fund	21%	15%	10%	7%	5%
Invesco V.I. International Growth Fund	2%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	3%	4%	4%
Lord Abbett Bond-Debenture Portfolio	14%	17%	19%	17%	14%
MFS Growth Series	4%	5%	6%	7%	8%
MFS Total Return Bond Series	20%	14%	10%	7%	4%
Putnam VT Equity Income Fund	4%	6%	7%	8%	9%
Templeton Foreign VIP Fund	1%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	15%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life and Annuity Insurance Company
Separate Account Seven
Hartford's Personal Retirement Manager Foundation O-Share Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life and Annuity Insurance Company Separate Account Seven as of December 31, 2017, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2017: $34,838,270; 2016: $35,271,633; and 2015: $35,879,567.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

3

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Distribution Charge, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Distribution Charge, or Sales Charges (except for a 1% FESC for A Share Contract class). Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods predating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account

4

and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period.The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life and Annuity Insurance Company Separate Account Seven and the Board of Directors of Hartford Life and Annuity Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life and Annuity Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	MFS® Global Equity Fund
American Century VP Growth Fund	MFS® Investors Trust Fund
AB VPS Balanced Wealth Strategy Portfolio	MFS® Mid Cap Growth Fund
AB VPS International Value Portfolio	MFS® New Discovery Fund
AB VPS Small/Mid Cap Value Portfolio	MFS® Total Return Fund
AB VPS Value Portfolio	MFS® Value Fund
AB VPS International Growth Portfolio	MFS® Total Return Bond Series
Invesco V.I. Value Opportunities Fund	MFS® Research Fund
Invesco V.I. Core Equity Fund	MFS® High Yield Portfolio
Invesco V.I. Government Securities Fund	BlackRock Global Allocation V.I. Fund
Invesco V.I. International Growth Fund	BlackRock Global Opportunities V.I. Fund
Invesco V.I. Mid Cap Core Equity Fund	BlackRock Large Cap Focus Growth V.I. Fund
Invesco V.I. Small Cap Equity Fund	(Formerly BlackRock Large Cap Growth V.I. Fund)
Invesco V.I. Balanced Risk Allocation Fund	BlackRock Equity Dividend V.I. Fund
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. Government Money Market Fund	(Formerly UIF Core Plus Fixed Income Portfolio)
American Century VP Mid Cap Value Fund	Morgan Stanley VIF Growth Portfolio
American Funds Global Bond Fund	(Formerly UIF Growth Portfolio)
American Funds Global Growth and Income Fund	Morgan Stanley VIF Mid Cap Growth Portfolio
American Funds Asset Allocation Fund	(Formerly UIF Mid Cap Growth Portfolio)
American Funds Blue Chip Income and Growth Fund	Invesco V.I. American Value Fund
American Funds Bond Fund	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Growth Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Growth Fund	Oppenheimer Capital Appreciation Fund/VA
American Funds Growth-Income Fund	Oppenheimer Global Fund/VA
American Funds International Fund	Oppenheimer Main Street Fund®/VA
American Funds New World Fund	(Merged with Oppenheimer Equity Income Fund/VA)
American Funds Global Small Capitalization Fund	Oppenheimer Main Street Small Cap Fund/VA
Wells Fargo VT Omega Growth Fund	Putnam VT Diversified Income Fund
Fidelity® VIP Growth Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT Growth Opportunities Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT International Value Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Investors Fund
Fidelity® VIP Strategic Income Portfolio	Putnam VT Small Cap Value Fund
Franklin Rising Dividends VIP Fund	Putnam VT Equity Income Fund
Franklin Income VIP Fund	(Merged with Putnam VT Growth and Income Fund)
Franklin Large Cap Growth VIP Fund	PIMCO All Asset Fund
Franklin Global Real Estate VIP Fund	PIMCO StocksPLUS Global Portfolio
Franklin Small-Mid Cap Growth VIP Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Franklin Small Cap Value VIP Fund	Jennison 20/20 Focus Fund
Franklin Strategic Income VIP Fund	Prudential Value Portfolio
Franklin Mutual Shares VIP Fund	Invesco V.I. Growth and Income Fund
Templeton Developing Markets VIP Fund	Invesco V.I. Comstock Fund
Templeton Foreign VIP Fund	Invesco V.I. American Franchise Fund
Templeton Growth VIP Fund	Invesco V.I. Mid Cap Growth Fund
Franklin Mutual Global Discovery VIP Fund	Wells Fargo VT Index Asset Allocation Fund
Franklin Flex Cap Growth VIP Fund	Wells Fargo VT International Equity Fund
Templeton Global Bond VIP Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Balanced HLS Fund	Wells Fargo VT Discovery Fund
Hartford Total Return Bond HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Capital Appreciation HLS Fund	HIMCO VIT Index Fund
Hartford Dividend and Growth HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford Global Growth HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford Disciplined Equity HLS Fund	HIMCO VIT American Funds Blue Chip Income and
Hartford Growth Opportunities HLS Fund	Growth Fund
Hartford High Yield HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford International Opportunities HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Global Growth and Income
Hartford Ultrashort Bond HLS Fund	Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds Global Small Capitalization
Hartford Stock HLS Fund	Fund
Hartford U.S. Government Securities HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Value HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Lord Abbett Fundamental Equity Fund	HIMCO VIT American Funds International Fund
Lord Abbett Calibrated Dividend Growth Fund	HIMCO VIT American Funds New World Fund
Lord Abbett Bond Debenture Fund	MFS® Core Equity Portfolio
Lord Abbett Growth and Income Fund	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Growth Fund	MFS® Research International Portfolio

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018

We have served as the auditor of the sub-accounts that comprise Hartford Life and Annuity Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	13,609,392	15,503,505	11,506,066	797,562	2,061,177	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	6,385,210	1,888,933	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	44,043,928	100,031,512	190,728,630
class S2	—	—	—	—	—	—	—	—	5,093,402	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	6,385,210	1,888,933	13,609,392	15,503,505	11,506,066	797,562	2,061,177	44,043,928	105,124,914	190,728,630
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,293	170	3,563	4,704	3,495	106	282	46,514	356,903	48,384
Other assets	1	—	—	—	—	—	3	—	—	32
Total assets	6,386,504	1,889,103	13,612,955	15,508,209	11,509,561	797,668	2,061,462	44,090,442	105,481,817	190,777,046

Liabilities:
Due to Sponsor Company	1,293	170	3,563	4,704	3,495	106	282	46,514	356,903	48,384
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	4	5	2	1	—	1	2	—
Total liabilities	1,293	170	3,567	4,709	3,497	107	282	46,515	356,905	48,384

Net assets:
For contract liabilities	$6,385,211	$1,888,933	$13,609,388	$15,503,500	$11,506,064	$797,561	$2,061,180	$44,043,927	$105,124,912	$190,728,662

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	13,609,388	15,503,500	11,506,064	797,561	2,061,180	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	6,385,211	1,888,933	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	44,043,927	100,031,514	190,728,662
class S2	—	—	—	—	—	—	—	—	5,093,398	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$6,385,211	$1,888,933	$13,609,388	$15,503,500	$11,506,064	$797,561	$2,061,180	$44,043,927	$105,124,912	$190,728,662

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	1,160,221	959,969	535,664	46,370	90,403	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	569,092	127,201	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	5,810,545	2,724,169	16,715,918
class S2	—	—	—	—	—	—	—	—	140,780	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	569,092	127,201	1,160,221	959,969	535,664	46,370	90,403	5,810,545	2,864,949	16,715,918

Cost	$4,379,394	$1,539,517	$12,704,655	$12,757,634	$9,832,802	$591,135	$1,615,311	$44,832,770	$89,036,417	$200,180,933

Deferred contracts in the accumulation period:
Units owned by participants #	320,096	96,302	889,614	1,728,132	464,122	51,329	199,202	22,715,303	5,444,239	142,625,401
Minimum unit fair value #*	$19.157140	$19.088573	$13.437045	$7.642684	$20.708518	$13.516541	$8.984594	$1.703629	$14.856996	$1.166100
Maximum unit fair value #*	$20.503245	$20.403866	$21.111615	$17.289327	$37.172159	$22.271004	$18.096851	$26.228939	$23.263545	$10.004597
Contract liability	$6,385,211	$1,888,933	$13,609,388	$15,494,421	$11,502,322	$797,561	$2,061,006	$43,309,182	$104,134,600	$187,946,646

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	542	161	—	17	366,711	49,986	2,035,395
Minimum unit fair value #*	$—	$—	$—	$16.752424	$23.300374	$—	$10.109732	$1.943893	$19.291607	$1.319798
Maximum unit fair value #*	$—	$—	$—	$16.752424	$23.300374	$—	$10.109732	$2.196363	$21.654146	$1.503356
Contract liability	$—	$—	$—	$9,079	$3,742	$—	$174	$734,745	$990,312	$2,782,016

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	68,321,287	175,006,283	620,598,467
class 4	—	—	—	—	—	—	—	8,206,397	25,817,095	26,248,523
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	1,030,394	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	72,752,056	109,313,225	54,711,813	—	—	110,478,200	—	—	—	—
class S2	40,762,486	1,620,626	14,994,823	10,680,719	280,818	1,728,854	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	113,514,542	110,933,851	69,706,636	10,680,719	280,818	112,207,054	1,030,394	76,527,684	200,823,378	646,846,990
Due from Sponsor Company	—	—	—	—	—	—	—	66,030	—	—
Receivable for fund shares sold	31,857	52,067	22,365	2,390	43	204,692	132	—	48,017	882,564
Other assets	—	—	—	2	—	19	—	—	—	—
Total assets	113,546,399	110,985,918	69,729,001	10,683,111	280,861	112,411,765	1,030,526	76,593,714	200,871,395	647,729,554

Liabilities:
Due to Sponsor Company	31,857	52,067	22,365	2,390	43	204,692	132	—	48,017	882,564
Payable for fund shares purchased	—	—	—	—	—	—	—	66,030	—	—
Other liabilities	6	13	—	—	2	—	—	1	1	3
Total liabilities	31,863	52,080	22,365	2,390	45	204,692	132	66,031	48,018	882,567

Net assets:
For contract liabilities	$113,514,536	$110,933,838	$69,706,636	$10,680,721	$280,816	$112,207,073	$1,030,394	$76,527,683	$200,823,377	$646,846,987

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	68,321,286	175,006,282	620,598,464
class 4	—	—	—	—	—	—	—	8,206,397	25,817,095	26,248,523
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	1,030,394	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	72,752,052	109,313,212	54,711,814	—	—	110,478,217	—	—	—	—
class S2	40,762,484	1,620,626	14,994,822	10,680,721	280,816	1,728,856	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$113,514,536	$110,933,838	$69,706,636	$10,680,721	$280,816	$112,207,073	$1,030,394	$76,527,683	$200,823,377	$646,846,987

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	5,794,851	11,090,386	26,419,688
class 4	—	—	—	—	—	—	—	701,401	1,654,942	1,121,732
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	45,272	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	1,823,817	7,585,928	2,732,858	—	—	110,478,200	—	—	—	—
class S2	1,036,422	114,857	787,130	956,197	10,397	1,728,854	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	2,860,239	7,700,785	3,519,988	956,197	10,397	112,207,054	45,272	6,496,252	12,745,328	27,541,420

Cost	$83,607,983	$97,364,526	$63,322,060	$11,016,827	$210,754	$112,207,054	$831,925	$74,439,047	$153,722,433	$488,352,039

Deferred contracts in the accumulation period:
Units owned by participants #	28,776,259	39,625,051	2,893,277	764,822	14,792	11,981,546	47,397	6,190,976	11,938,033	29,277,865
Minimum unit fair value #*	$2.407670	$2.412074	$17.332838	$12.798882	$18.188913	$8.876326	$20.869222	$9.904477	$10.570853	$10.369713
Maximum unit fair value #*	$21.371473	$22.762061	$28.633155	$14.861220	$19.666272	$9.841936	$22.362747	$14.019818	$25.840537	$27.951597
Contract liability	$113,138,258	$110,074,566	$69,437,898	$10,654,273	$280,816	$111,343,565	$1,030,394	$75,864,933	$199,548,129	$638,500,237

Contracts in payout (annuitization) period:
Units owned by participants #	123,170	299,423	10,479	1,798	—	92,127	—	50,772	68,974	344,592
Minimum unit fair value #*	$2.747192	$2.729918	$17.332838	$14.710624	$—	$9.293233	$—	$10.605609	$10.636531	$10.436392
Maximum unit fair value #*	$19.628674	$16.027597	$28.633155	$14.710624	$—	$9.508932	$—	$14.019818	$19.978426	$27.951597
Contract liability	$376,278	$859,272	$268,738	$26,448	$—	$863,508	$—	$662,750	$1,275,248	$8,346,750

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	413,490,057	549,941,123	225,682,840	1,310,163,714	1,290,318,995	314,063,469	114,949,945	130,490,254	977,174	—
class 4	30,674,383	105,815,966	15,465,834	180,323,793	106,508,007	105,004,604	15,827,977	28,754,567	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	7,127,388
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	444,164,440	655,757,089	241,148,674	1,490,487,507	1,396,827,002	419,068,073	130,777,922	159,244,821	977,174	7,127,388
Due from Sponsor Company	—	—	166,533	—	—	—	—	—	—	—
Receivable for fund shares sold	341,330	276,457	—	1,185,269	1,025,049	215,100	36,550	89,468	214	1,207
Other assets	—	4	1	5	3	—	—	3	—	—
Total assets	444,505,770	656,033,550	241,315,208	1,491,672,781	1,397,852,054	419,283,173	130,814,472	159,334,292	977,388	7,128,595

Liabilities:
Due to Sponsor Company	341,330	276,457	—	1,185,269	1,025,049	215,100	36,550	89,468	214	1,207
Payable for fund shares purchased	—	—	166,533	—	—	—	—	—	—	—
Other liabilities	25	—	—	—	—	4	1	—	—	2
Total liabilities	341,355	276,457	166,533	1,185,269	1,025,049	215,104	36,551	89,468	214	1,209

Net assets:
For contract liabilities	$444,164,415	$655,757,093	$241,148,675	$1,490,487,512	$1,396,827,005	$419,068,069	$130,777,921	$159,244,824	$977,174	$7,127,386

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	413,490,034	549,941,126	225,682,842	1,310,163,717	1,290,318,997	314,063,465	114,949,942	130,490,257	977,174	—
class 4	30,674,381	105,815,967	15,465,833	180,323,795	106,508,008	105,004,604	15,827,979	28,754,567	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	7,127,386
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$444,164,415	$655,757,093	$241,148,675	$1,490,487,512	$1,396,827,005	$419,068,069	$130,777,921	$159,244,824	$977,174	$7,127,386

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	27,938,518	51,444,446	7,463,056	16,938,122	25,956,930	14,519,809	4,585,160	5,278,732	35,012	—
class 4	2,076,803	9,907,862	513,304	2,355,326	2,159,968	4,902,176	633,372	1,154,338	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	97,823
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	30,015,321	61,352,308	7,976,360	19,293,448	28,116,898	19,421,985	5,218,532	6,433,070	35,012	97,823

Cost	$333,518,710	$661,736,165	$175,852,960	$1,181,113,928	$1,106,977,204	$356,465,901	$98,503,766	$130,627,383	$843,246	$5,529,293

Deferred contracts in the accumulation period:
Units owned by participants #	189,847,778	45,075,991	9,822,019	69,794,978	58,322,433	25,930,414	5,076,438	7,519,168	39,225	332,885
Minimum unit fair value #*	$1.891730	$9.933781	$10.590156	$10.614809	$10.719668	$10.608863	$10.765927	$10.790498	$23.862098	$18.370181
Maximum unit fair value #*	$30.852307	$18.298787	$34.080432	$34.381516	$32.619326	$24.442768	$39.711442	$33.945507	$25.996768	$34.624090
Contract liability	$438,474,629	$650,646,823	$238,337,445	$1,477,137,140	$1,377,273,854	$416,186,891	$130,081,894	$157,828,643	$962,152	$7,127,386

Contracts in payout (annuitization) period:
Units owned by participants #	2,536,159	319,258	97,393	517,325	715,691	142,389	20,388	54,955	593	—
Minimum unit fair value #*	$2.142459	$9.997665	$10.690165	$10.683069	$10.788570	$10.677056	$31.317768	$10.857519	$25.327621	$—
Maximum unit fair value #*	$2.444569	$18.298787	$34.080432	$34.381516	$32.619326	$24.051776	$39.711442	$33.123821	$25.327621	$—
Contract liability	$5,689,786	$5,110,270	$2,811,230	$13,350,372	$19,553,151	$2,881,178	$696,027	$1,416,181	$15,022	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	391,396,142	524,725,293	60,185,339	4,998,111	129,261,820
class 4	—	—	—	—	—	7,715,809	82,102,262	—	—	8,120,675
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	61,032,655	45,581,419	2,017,525	2,518,379	1,766,496	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	61,032,655	45,581,419	2,017,525	2,518,379	1,766,496	399,111,951	606,827,555	60,185,339	4,998,111	137,382,495
Due from Sponsor Company	—	—	—	—	1,847	—	—	2,092	—	—
Receivable for fund shares sold	17,920	14,244	463	810	—	408,985	544,642	—	718	50,157
Other assets	—	—	2	1	—	1	2	1	—	—
Total assets	61,050,575	45,595,663	2,017,990	2,519,190	1,768,343	399,520,937	607,372,199	60,187,432	4,998,829	137,432,652

Liabilities:
Due to Sponsor Company	17,920	14,244	463	810	—	408,985	544,642	—	718	50,157
Payable for fund shares purchased	—	—	—	—	1,847	—	—	2,092	—	—
Other liabilities	3	3	—	—	1	—	—	—	—	—
Total liabilities	17,923	14,247	463	810	1,848	408,985	544,642	2,092	718	50,157

Net assets:
For contract liabilities	$61,032,652	$45,581,416	$2,017,527	$2,518,380	$1,766,495	$399,111,952	$606,827,557	$60,185,340	$4,998,111	$137,382,495

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	391,396,141	524,725,294	60,185,340	4,998,111	129,261,820
class 4	—	—	—	—	—	7,715,811	82,102,263	—	—	8,120,675
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	61,032,652	45,581,416	2,017,527	2,518,380	1,766,495	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$61,032,652	$45,581,416	$2,017,527	$2,518,380	$1,766,495	$399,111,952	$606,827,557	$60,185,340	$4,998,111	$137,382,495

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	13,752,499	32,450,544	2,938,737	302,549	7,249,682
class 4	—	—	—	—	—	270,351	4,966,864	—	—	439,668
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,647,305	1,206,177	140,301	179,244	154,956	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	1,647,305	1,206,177	140,301	179,244	154,956	14,022,850	37,417,408	2,938,737	302,549	7,689,350

Cost	$44,159,584	$34,157,986	$1,638,987	$2,136,116	$1,769,918	$297,534,860	$560,852,703	$51,461,631	$4,879,359	$148,632,352

Deferred contracts in the accumulation period:
Units owned by participants #	2,827,082	2,170,395	100,333	115,614	121,083	13,885,145	28,207,716	2,896,923	205,481	7,422,834
Minimum unit fair value #*	$17.278798	$17.852726	$17.539924	$19.546704	$12.204593	$21.579419	$13.876655	$18.515448	$18.591557	$12.588723
Maximum unit fair value #*	$30.862825	$32.205158	$37.312800	$34.125181	$16.292343	$33.570516	$26.842407	$24.739236	$31.517252	$29.834508
Contract liability	$60,890,970	$45,569,833	$2,017,527	$2,518,380	$1,741,022	$395,401,674	$599,061,774	$59,253,251	$4,929,603	$136,456,656

Contracts in payout (annuitization) period:
Units owned by participants #	6,279	566	—	—	1,611	124,531	330,344	42,807	2,745	45,288
Minimum unit fair value #*	$18.785750	$20.188732	$—	$—	$15.814675	$28.778050	$15.256876	$20.917763	$21.956135	$14.468799
Maximum unit fair value #*	$30.342536	$20.998895	$—	$—	$15.814675	$33.570516	$25.863286	$23.759455	$25.300343	$27.004721
Contract liability	$141,682	$11,583	$—	$—	$25,473	$3,710,278	$7,765,783	$932,089	$68,508	$925,839

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$209,959,215	$—	$49,544,792	$—	$—	$—	$—	$—	$—
class 2	41,097,574	13,364,899	419,971,936	168,008	161,031,403	163,196,477	183,539,520	19,955,978	5,233,210	—
class 4	17,532,605	53,939,720	78,696,562	5,092,996	26,431,273	26,576,478	27,215,727	2,803,182	41,962,631	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	17,409,771
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	58,630,179	277,263,834	498,668,498	54,805,796	187,462,676	189,772,955	210,755,247	22,759,160	47,195,841	17,409,771
Due from Sponsor Company	—	—	—	—	—	—	—	—	29	8,734
Receivable for fund shares sold	16,790	114,000	350,305	13,971	54,470	98,479	90,407	9,800	—	—
Other assets	—	4	1	3	—	—	4	—	—	2
Total assets	58,646,969	277,377,838	499,018,804	54,819,770	187,517,146	189,871,434	210,845,658	22,768,960	47,195,870	17,418,507

Liabilities:
Due to Sponsor Company	16,790	114,000	350,305	13,971	54,470	98,479	90,407	9,800	—	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	29	8,734
Other liabilities	3	—	—	—	—	1	—	3	—	—
Total liabilities	16,793	114,000	350,305	13,971	54,470	98,480	90,407	9,803	29	8,734

Net assets:
For contract liabilities	$58,630,176	$277,263,838	$498,668,499	$54,805,799	$187,462,676	$189,772,954	$210,755,251	$22,759,157	$47,195,841	$17,409,773

Contract Liabilities:
class 1	$—	$209,959,214	$—	$49,544,793	$—	$—	$—	$—	$—	$—
class 2	41,097,570	13,364,900	419,971,936	168,009	161,031,403	163,196,475	183,539,524	19,955,973	5,233,209	—
class 4	17,532,606	53,939,724	78,696,563	5,092,997	26,431,273	26,576,479	27,215,727	2,803,184	41,962,632	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	17,409,773
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$58,630,176	$277,263,838	$498,668,499	$54,805,799	$187,462,676	$189,772,954	$210,755,251	$22,759,157	$47,195,841	$17,409,773

Shares:
class 1	—	18,779,893	—	4,805,508	—	—	—	—	—	—
class 2	2,075,635	1,237,491	20,627,305	16,423	10,409,270	10,218,940	9,269,673	2,675,064	316,972	—
class 4	867,092	4,868,206	3,833,247	495,428	1,682,449	1,647,643	1,349,317	388,791	2,487,412	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	561,243
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	2,942,727	24,885,590	24,460,552	5,317,359	12,091,719	11,866,583	10,618,990	3,063,855	2,804,384	561,243

Cost	$53,454,112	$293,478,468	$418,433,246	$45,619,344	$168,683,658	$146,232,371	$207,015,902	$26,791,231	$49,762,300	$13,949,343

Deferred contracts in the accumulation period:
Units owned by participants #	3,073,457	14,419,261	22,275,503	2,399,470	12,666,059	10,506,824	7,552,605	1,149,393	3,466,423	1,009,281
Minimum unit fair value #*	$16.510274	$11.942073	$13.694595	$9.296015	$10.134400	$12.246020	$14.263263	$17.210813	$10.684534	$15.544131
Maximum unit fair value #*	$32.012289	$26.225411	$30.462534	$31.879178	$18.613612	$22.775861	$36.741404	$26.977144	$14.866503	$24.445608
Contract liability	$58,497,468	$274,300,062	$494,603,623	$54,512,844	$186,026,139	$187,826,541	$209,246,351	$22,635,758	$47,141,617	$17,409,773

Contracts in payout (annuitization) period:
Units owned by participants #	7,265	129,741	162,121	10,423	90,703	99,485	45,905	6,016	4,352	—
Minimum unit fair value #*	$18.018295	$12.158697	$23.172525	$24.140779	$10.964386	$18.568318	$21.062852	$19.995481	$10.688847	$—
Maximum unit fair value #*	$19.663952	$26.225411	$30.462534	$31.742262	$18.486970	$22.775861	$36.741404	$22.016242	$14.847828	$—
Contract liability	$132,708	$2,963,776	$4,064,876	$292,955	$1,436,537	$1,946,413	$1,508,900	$123,399	$54,224	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	409,193,301	348,272,935	270,175,213	4,932,688	69,910,097	103,368,971	24,963,359	26,218,405	5,336,612	135,127,791
class IB	5,985,147	12,026,900	12,047,144	252,457	377,014	2,105,259	2,310,179	5,961,109	—	356,186
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	415,178,448	360,299,835	282,222,357	5,185,145	70,287,111	105,474,230	27,273,538	32,179,514	5,336,612	135,483,977
Due from Sponsor Company	—	—	—	—	—	—	—	12,362	—	—
Receivable for fund shares sold	134,082	206,277	127,516	649	19,471	16,735	9,672	—	801	83,835
Other assets	3	1	3	—	—	9	1	—	—	7
Total assets	415,312,533	360,506,113	282,349,876	5,185,794	70,306,582	105,490,974	27,283,211	32,191,876	5,337,413	135,567,819

Liabilities:
Due to Sponsor Company	134,082	206,277	127,516	649	19,471	16,735	9,672	—	801	83,835
Payable for fund shares purchased	—	—	—	—	—	—	—	12,362	—	—
Other liabilities	—	—	—	—	—	—	—	3	—	—
Total liabilities	134,082	206,277	127,516	649	19,471	16,735	9,672	12,365	801	83,835

Net assets:
For contract liabilities	$415,178,451	$360,299,836	$282,222,360	$5,185,145	$70,287,111	$105,474,239	$27,273,539	$32,179,511	$5,336,612	$135,483,984

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	409,193,304	348,272,933	270,175,215	4,932,688	69,910,098	103,368,978	24,963,360	26,218,401	5,336,612	135,127,799
class IB	5,985,147	12,026,903	12,047,145	252,457	377,013	2,105,261	2,310,179	5,961,110	—	356,185
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$415,178,451	$360,299,836	$282,222,360	$5,185,145	$70,287,111	$105,474,239	$27,273,539	$32,179,511	$5,336,612	$135,483,984

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	36,147,818	7,231,580	11,280,803	176,862	4,530,790	2,690,499	3,044,312	1,501,627	605,745	13,432,187
class IB	532,013	253,305	505,121	9,137	24,690	57,038	286,623	337,167	—	35,441
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	36,679,831	7,484,885	11,785,924	185,999	4,555,480	2,747,537	3,330,935	1,838,794	605,745	13,467,628

Cost	$402,961,612	$299,165,989	$236,694,525	$4,207,778	$61,509,184	$81,262,701	$27,586,381	$23,716,556	$4,995,205	$134,863,639

Deferred contracts in the accumulation period:
Units owned by participants #	31,998,937	19,287,390	13,298,772	266,440	3,055,127	4,718,975	1,518,613	2,326,183	253,837	115,785,341
Minimum unit fair value #*	$11.576942	$15.959585	$18.408515	$14.981252	$20.024264	$18.940434	$13.292354	$11.781130	$17.886437	$0.837597
Maximum unit fair value #*	$14.783073	$31.565518	$30.881557	$32.289161	$34.465864	$37.095472	$24.396691	$22.309856	$34.988620	$9.800911
Contract liability	$415,152,884	$360,116,714	$281,964,355	$5,185,145	$70,269,168	$105,461,004	$27,273,539	$31,988,403	$5,331,446	$134,136,469

Contracts in payout (annuitization) period:
Units owned by participants #	1,935	7,841	10,590	—	633	546	—	9,020	247	1,317,924
Minimum unit fair value #*	$13.097622	$18.048084	$20.817048	$—	$23.552455	$24.231157	$—	$21.188012	$20.935673	$0.958325
Maximum unit fair value #*	$13.623101	$28.687355	$30.360968	$—	$33.884927	$24.231157	$—	$21.188012	$20.935673	$1.142179
Contract liability	$25,567	$183,122	$258,005	$—	$17,943	$13,235	$—	$191,108	$5,166	$1,347,515

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	9,371,476	7,539,080	2,911,378	19,700,420	10,292,653	—	—	—	—	—
class IB	—	—	—	1,082,045	3,976,011	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	114,171,507
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	15,817,177
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	10,425,364	15,778,134	34,529,632	6,380,449	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	9,371,476	7,539,080	2,911,378	20,782,465	14,268,664	10,425,364	15,778,134	34,529,632	6,380,449	129,988,684
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,399	2,171	373	3,313	2,807	1,482	4,277	56,190	856	12,691
Other assets	—	—	—	1	—	—	1	1	3	—
Total assets	9,372,875	7,541,251	2,911,751	20,785,779	14,271,471	10,426,846	15,782,412	34,585,823	6,381,308	130,001,375

Liabilities:
Due to Sponsor Company	1,399	2,171	373	3,313	2,808	1,482	4,277	56,190	856	12,691
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	3	—	3	—	—	—	—	4
Total liabilities	1,399	2,172	376	3,313	2,811	1,482	4,277	56,190	856	12,695

Net assets:
For contract liabilities	$9,371,476	$7,539,079	$2,911,375	$20,782,466	$14,268,660	$10,425,364	$15,778,135	$34,529,633	$6,380,452	$129,988,680

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	9,371,476	7,539,079	2,911,375	19,700,420	10,292,650	—	—	—	—	—
class IB	—	—	—	1,082,046	3,976,010	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	114,171,505
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	15,817,175
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	10,425,364	15,778,135	34,529,633	6,380,452	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,371,476	$7,539,079	$2,911,375	$20,782,466	$14,268,660	$10,425,364	$15,778,135	$34,529,633	$6,380,452	$129,988,680

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	458,936	234,643	36,589	1,929,522	641,287	—	—	—	—	—
class IB	—	—	—	106,083	248,190	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,334,796
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	334,613
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	552,776	984,902	2,789,146	171,748	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	458,936	234,643	36,589	2,035,605	889,477	552,776	984,902	2,789,146	171,748	2,669,409

Cost	$9,008,326	$6,182,462	$2,178,594	$21,325,507	$11,333,638	$10,091,613	$14,315,920	$32,386,035	$4,602,292	$93,301,242

Deferred contracts in the accumulation period:
Units owned by participants #	459,894	270,379	142,368	2,014,921	706,916	489,396	744,634	1,939,078	358,117	7,049,780
Minimum unit fair value #*	$17.365308	$24.873776	$17.800911	$9.373907	$17.149985	$18.245784	$19.123826	$14.682259	$15.159025	$12.483623
Maximum unit fair value #*	$30.398870	$41.783712	$32.041093	$11.737333	$28.535135	$24.442408	$27.573519	$22.154256	$25.080187	$34.637160
Contract liability	$9,371,476	$7,531,894	$2,911,375	$20,777,322	$14,268,660	$10,425,364	$15,778,135	$34,425,846	$6,380,452	$129,504,682

Contracts in payout (annuitization) period:
Units owned by participants #	—	267	—	505	—	—	—	5,860	—	24,438
Minimum unit fair value #*	$—	$26.910152	$—	$10.191281	$—	$—	$—	$17.294138	$—	$14.154768
Maximum unit fair value #*	$—	$26.910152	$—	$10.191281	$—	$—	$—	$18.708721	$—	$24.746663
Contract liability	$—	$7,185	$—	$5,144	$—	$—	$—	$103,787	$—	$483,998

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	4,288,315
class INIT	17,955,369	123,784,961	45,491,914	80,986,903	358,202,310	147,664,521	364,441,039	19,827,241	82,430,204	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	2,183,803	—	886,377	34,711,952	100,396,143	137,844,761	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	17,955,369	125,968,764	45,491,914	81,873,280	392,914,262	248,060,664	502,285,800	19,827,241	82,430,204	4,288,315
Due from Sponsor Company	—	—	—	—	—	—	—	—	9,938	—
Receivable for fund shares sold	14,832	74,105	6,804	51,881	456,523	107,552	70,708	32,788	—	378
Other assets	—	—	2	—	—	4	10	—	3	1
Total assets	17,970,201	126,042,869	45,498,720	81,925,161	393,370,785	248,168,220	502,356,518	19,860,029	82,440,145	4,288,694

Liabilities:
Due to Sponsor Company	14,832	74,105	6,804	51,881	456,523	107,552	70,708	32,788	—	378
Payable for fund shares purchased	—	—	—	—	—	—	—	—	9,938	—
Other liabilities	4	—	—	—	—	—	—	1	—	—
Total liabilities	14,836	74,105	6,804	51,881	456,523	107,552	70,708	32,789	9,938	378

Net assets:
For contract liabilities	$17,955,365	$125,968,764	$45,491,916	$81,873,280	$392,914,262	$248,060,668	$502,285,810	$19,827,240	$82,430,207	$4,288,316

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	4,288,316
class INIT	17,955,365	123,784,962	45,491,916	80,986,904	358,202,311	147,664,525	364,441,044	19,827,240	82,430,207	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	2,183,802	—	886,376	34,711,951	100,396,143	137,844,766	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$17,955,365	$125,968,764	$45,491,916	$81,873,280	$392,914,262	$248,060,668	$502,285,810	$19,827,240	$82,430,207	$4,288,316

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	288,970
class INIT	816,153	4,116,561	4,783,587	4,029,199	14,502,118	7,058,534	27,567,401	672,110	14,285,997	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	73,553	—	47,732	1,429,652	4,885,457	10,611,606	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	816,153	4,190,114	4,783,587	4,076,931	15,931,770	11,943,991	38,179,007	672,110	14,285,997	288,970

Cost	$13,763,370	$92,783,337	$38,219,717	$65,716,660	$326,287,047	$184,081,547	$495,054,616	$16,423,622	$85,449,015	$4,198,814

Deferred contracts in the accumulation period:
Units owned by participants #	668,177	6,578,076	3,958,727	3,342,903	18,716,310	9,241,950	35,726,879	810,638	6,982,344	322,727
Minimum unit fair value #*	$22.323313	$16.951539	$9.989835	$16.910671	$14.394256	$17.854407	$11.425059	$21.541980	$11.142162	$12.902316
Maximum unit fair value #*	$33.439353	$28.999979	$33.935009	$37.648140	$26.932336	$37.043103	$15.675497	$28.186248	$12.166841	$13.826114
Contract liability	$17,678,031	$124,613,396	$45,060,987	$80,802,044	$387,760,608	$247,214,461	$501,065,123	$19,686,179	$81,109,858	$4,288,316

Contracts in payout (annuitization) period:
Units owned by participants #	9,329	66,927	36,634	38,870	225,960	26,860	84,968	5,487	111,907	—
Minimum unit fair value #*	$25.541640	$18.992524	$11.194284	$20.237750	$16.928914	$19.410378	$11.806108	$24.025889	$11.682739	$—
Maximum unit fair value #*	$33.439353	$24.415010	$12.638795	$35.154951	$26.932336	$37.043103	$15.675497	$26.796181	$12.166841	$—
Contract liability	$277,334	$1,355,368	$430,929	$1,071,236	$5,153,654	$846,207	$1,220,687	$141,061	$1,320,349	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	178,238	713,430	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	650,806	2,120,265	10,679,917	—	—	—	—
class III	—	—	7,235,391	—	—	—	—	6,134,935	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	9,762,559	—	—	—
class SRV	—	—	—	—	—	—	—	—	2,143,116	11,748,456
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	178,238	713,430	7,235,391	650,806	2,120,265	10,679,917	9,762,559	6,134,935	2,143,116	11,748,456
Due from Sponsor Company	—	8,067	—	—	—	—	—	—	—	—
Receivable for fund shares sold	29,938	—	1,683	404	300	6,692	1,738	1,337	296	4,020
Other assets	—	—	1	1	2	—	1	—	2	—
Total assets	208,176	721,497	7,237,075	651,211	2,120,567	10,686,609	9,764,298	6,136,272	2,143,414	11,752,476

Liabilities:
Due to Sponsor Company	29,938	—	1,683	404	300	6,692	1,738	1,337	296	4,020
Payable for fund shares purchased	—	8,067	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	—	1	—	—	—	—
Total liabilities	29,939	8,068	1,683	404	300	6,693	1,738	1,337	296	4,020

Net assets:
For contract liabilities	$178,237	$713,429	$7,235,392	$650,807	$2,120,267	$10,679,916	$9,762,560	$6,134,935	$2,143,118	$11,748,456

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	178,237	713,429	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	650,807	2,120,267	10,679,916	—	—	—	—
class III	—	—	7,235,392	—	—	—	—	6,134,935	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	9,762,560	—	—	—
class SRV	—	—	—	—	—	—	—	—	2,143,118	11,748,456
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$178,237	$713,429	$7,235,392	$650,807	$2,120,267	$10,679,916	$9,762,560	$6,134,935	$2,143,118	$11,748,456

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	10,214	49,168	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	59,489	68,639	901,259	—	—	—	—
class III	—	—	596,980	—	—	—	—	603,238	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	536,404	—	—	—
class SRV	—	—	—	—	—	—	—	—	39,044	250,607
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	10,214	49,168	596,980	59,489	68,639	901,259	536,404	603,238	39,044	250,607

Cost	$118,811	$600,386	$5,834,760	$614,820	$1,796,102	$8,762,299	$8,059,934	$5,417,866	$1,956,201	$8,123,234

Deferred contracts in the accumulation period:
Units owned by participants #	8,645	30,369	365,971	57,811	104,276	566,431	486,864	309,859	116,652	603,990
Minimum unit fair value #*	$16.991085	$19.721825	$18.964125	$10.855365	$19.621835	$16.192270	$16.916529	$18.860184	$16.026155	$16.876506
Maximum unit fair value #*	$22.208003	$24.529815	$20.321731	$11.433487	$20.666424	$31.057303	$30.842808	$20.848713	$27.994739	$28.763772
Contract liability	$178,237	$660,850	$7,215,978	$650,807	$2,120,267	$10,679,916	$9,762,560	$6,134,935	$2,143,118	$11,748,456

Contracts in payout (annuitization) period:
Units owned by participants #	—	2,363	977	—	—	—	—	—	—	—
Minimum unit fair value #*	$—	$20.964346	$19.873158	$—	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$24.529815	$19.873158	$—	$—	$—	$—	$—	$—	$—
Contract liability	$—	$52,579	$19,414	$—	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund
	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	35,835,823	2,626,171	7,472,965	651,031	1,424,922	405,202	1,228,880	1,762,743
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	4,721,824	13,657,969	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	4,721,824	13,657,969	35,835,823	2,626,171	7,472,965	651,031	1,424,922	405,202	1,228,880	1,762,743
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	690	6,210	9,591	367	1,359	402	494	32	80	552
Other assets	1	1	—	—	1	—	—	—	1	1
Total assets	4,722,515	13,664,180	35,845,414	2,626,538	7,474,325	651,433	1,425,416	405,234	1,228,961	1,763,296

Liabilities:
Due to Sponsor Company	690	6,210	9,591	367	1,359	402	494	32	80	552
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	690	6,210	9,591	367	1,359	403	494	32	80	552

Net assets:
For contract liabilities	$4,721,825	$13,657,970	$35,835,823	$2,626,171	$7,472,966	$651,030	$1,424,922	$405,202	$1,228,881	$1,762,744

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	35,835,823	2,626,171	7,472,966	651,030	1,424,922	405,202	1,228,881	1,762,744
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	4,721,825	13,657,970	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,721,825	$13,657,970	$35,835,823	$2,626,171	$7,472,966	$651,030	$1,424,922	$405,202	$1,228,881	$1,762,744

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	5,836,453	143,272	749,545	56,172	93,438	19,776	75,857	66,045
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	147,973	537,292	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	147,973	537,292	5,836,453	143,272	749,545	56,172	93,438	19,776	75,857	66,045

Cost	$4,157,137	$10,141,869	$38,480,485	$2,134,167	$5,790,627	$524,171	$1,182,854	$294,051	$1,133,032	$1,252,442

Deferred contracts in the accumulation period:
Units owned by participants #	229,122	576,630	2,505,893	151,952	547,444	60,117	125,366	14,520	57,518	61,404
Minimum unit fair value #*	$17.957499	$20.448541	$12.683826	$16.033429	$13.517918	$9.335874	$10.197950	$24.168620	$18.484955	$21.875871
Maximum unit fair value #*	$28.314174	$35.779936	$20.397934	$24.147718	$13.733316	$16.935698	$17.812769	$32.448772	$30.704128	$30.692956
Contract liability	$4,721,825	$13,657,970	$35,794,300	$2,626,171	$7,472,966	$651,030	$1,401,622	$405,202	$1,221,232	$1,762,744

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	2,895	—	—	—	2,076	—	366	—
Minimum unit fair value #*	$—	$—	$14.342901	$—	$—	$—	$11.142311	$—	$19.998643	$—
Maximum unit fair value #*	$—	$—	$14.342901	$—	$—	$—	$11.589569	$—	$21.636201	$—
Contract liability	$—	$—	$41,523	$—	$—	$—	$23,300	$—	$7,649	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	343,670
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	1,242,297	5,309,550	475,756	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	648,894	412,283	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	43,597,856	6,568,550	—
class S2	—	—	—	—	—	28,015,054	1,525,951	1,604,831	1,215,739	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	1,242,297	5,309,550	475,756	648,894	412,283	28,015,054	1,525,951	45,202,687	7,784,289	343,670
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	117	1,172	55	104	62	4,289	216	7,916	1,296	57
Other assets	—	2	—	—	—	—	—	4	—	—
Total assets	1,242,414	5,310,724	475,811	648,998	412,345	28,019,343	1,526,167	45,210,607	7,785,585	343,727

Liabilities:
Due to Sponsor Company	117	1,172	55	104	62	4,289	216	7,916	1,296	57
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	1	—	1	—
Total liabilities	117	1,172	55	104	62	4,290	217	7,916	1,297	57

Net assets:
For contract liabilities	$1,242,297	$5,309,552	$475,756	$648,894	$412,283	$28,015,053	$1,525,950	$45,202,691	$7,784,288	$343,670

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	343,670
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	1,242,297	5,309,552	475,756	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	648,894	412,283	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	43,597,858	6,568,548	—
class S2	—	—	—	—	—	28,015,053	1,525,950	1,604,833	1,215,740	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,242,297	$5,309,552	$475,756	$648,894	$412,283	$28,015,053	$1,525,950	$45,202,691	$7,784,288	$343,670

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	16,805
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	113,245	557,141	36,909	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	21,717	13,185	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	692,359	1,168,782	—
class S2	—	—	—	—	—	1,236,322	74,292	26,395	219,844	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	113,245	557,141	36,909	21,717	13,185	1,236,322	74,292	718,754	1,388,626	16,805

Cost	$1,254,903	$5,656,609	$456,485	$263,609	$246,876	$22,601,960	$1,119,942	$33,768,051	$7,281,955	$258,628

Deferred contracts in the accumulation period:
Units owned by participants #	99,058	375,181	43,195	191,786	186,068	1,312,443	52,795	2,319,531	466,563	107,200
Minimum unit fair value #*	$12.265947	$13.659766	$10.947978	$2.419844	$1.945091	$17.994307	$25.989208	$17.410515	$15.590526	$2.067581
Maximum unit fair value #*	$13.144011	$14.637587	$11.731778	$27.564086	$24.396954	$30.761899	$30.317055	$20.796354	$17.585816	$22.754105
Contract liability	$1,242,297	$5,309,552	$475,756	$648,894	$412,283	$28,004,216	$1,525,950	$44,674,255	$7,704,315	$277,772

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	530	—	26,599	4,726	29,485
Minimum unit fair value #*	$—	$—	$—	$—	$—	$20.446817	$—	$19.630227	$16.735169	$2.234962
Maximum unit fair value #*	$—	$—	$—	$—	$—	$20.446817	$—	$20.655652	$17.080331	$2.234962
Contract liability	$—	$—	$—	$—	$—	$10,837	$—	$528,436	$79,973	$65,898

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2017

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	562,927	1,147,169	704,195	121,893	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	31,603,235	228,906,384	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	17,755,747	30,561,756	17,198,827
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
Total investments	562,927	1,147,169	704,195	121,893	31,603,235	228,906,384	17,755,747	30,561,756	17,198,827
Due from Sponsor Company	—	—	—	—	—	—	35,455	—	—
Receivable for fund shares sold	140	380	124	21	5,432	48,508	—	102	10,557
Other assets	1	—	—	—	—	—	2	—	1
Total assets	563,068	1,147,549	704,319	121,914	31,608,667	228,954,892	17,791,204	30,561,858	17,209,385

Liabilities:
Due to Sponsor Company	140	380	124	21	5,432	48,508	—	102	10,557
Payable for fund shares purchased	—	—	—	—	—	—	35,455	—	—
Other liabilities	—	3	1	1	—	9	—	—	—
Total liabilities	140	383	125	22	5,432	48,517	35,455	102	10,557

Net assets:
For contract liabilities	$562,928	$1,147,166	$704,194	$121,892	$31,603,235	$228,906,375	$17,755,749	$30,561,756	$17,198,828

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	562,928	1,147,166	704,194	121,892	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	31,603,235	228,906,375	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	17,755,749	30,561,756	17,198,828
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
Total contract liabilities	$562,928	$1,147,166	$704,194	$121,892	$31,603,235	$228,906,375	$17,755,749	$30,561,756	$17,198,828

Shares:
class 1	—	—	—	—	—	—	—	—	—
class 2	104,633	112,688	22,186	4,491	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	687,326	32,607,747	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	704,314	1,643,105	1,008,729
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
Total shares	104,633	112,688	22,186	4,491	687,326	32,607,747	704,314	1,643,105	1,008,729

Cost	$503,374	$1,003,839	$546,260	$95,055	$26,645,600	$257,360,893	$16,360,492	$28,468,761	$15,303,312

Deferred contracts in the accumulation period:
Units owned by participants #	35,874	315,193	21,084	5,297	1,185,177	33,423,026	1,273,229	2,263,817	1,467,430
Minimum unit fair value #*	$14.872611	$2.622931	$29.831842	$22.007660	$22.312172	$6.615585	$13.226438	$12.913779	$11.368649
Maximum unit fair value #*	$16.216451	$34.517721	$36.385309	$32.312262	$31.769789	$7.159054	$13.959757	$13.669582	$12.034167
Contract liability	$559,095	$1,141,847	$698,228	$121,892	$31,470,174	$228,906,375	$17,367,163	$30,104,654	$17,123,807

Contracts in payout (annuitization) period:
Units owned by participants #	243	1,797	188	—	4,188	—	28,314	34,084	6,374
Minimum unit fair value #*	$15.795106	$2.959151	$31.768686	$—	$31.769789	$—	$13.657713	$13.334870	$11.739422
Maximum unit fair value #*	$15.795106	$2.959151	$31.768686	$—	$31.769789	$—	$13.797841	$13.471689	$11.859904
Contract liability	$3,833	$5,319	$5,966	$—	$133,061	$—	$388,586	$457,102	$75,021

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(5) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$100,777	$13,419	$258,208	$292,270	$28,924	$8,938	$17,758	$163,760	$1,079,637	$4,124,892

Expenses:
Administrative charges	—	—	—	—	—	—	—	(58,440)	(179,696)	(270,665)
Mortality and expense risk charges	(61,139)	(21,476)	(217,196)	(248,614)	(162,461)	(13,521)	(32,756)	(781,211)	(1,748,761)	(3,552,577)
Total expenses	(61,139)	(21,476)	(217,196)	(248,614)	(162,461)	(13,521)	(32,756)	(839,651)	(1,928,457)	(3,823,242)
Net investment income (loss)	39,638	(8,057)	41,012	43,656	(133,537)	(4,583)	(14,998)	(675,891)	(848,820)	301,650

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	535,783	133,585	75,249	447,720	344,014	54,523	85,791	(1,387,912)	3,199,976	(2,084,838)
Net realized gain distributions	—	264,119	117,515	—	588,801	—	—	—	5,470,341	—
Change in unrealized appreciation (depreciation) during the period	(77,817)	106,338	1,679,583	2,794,721	422,468	39,711	470,667	8,144,501	3,592,411	1,969,735
Net gain (loss) on investments	457,966	504,042	1,872,347	3,242,441	1,355,283	94,234	556,458	6,756,589	12,262,728	(115,103)
Net increase (decrease) in net assets resulting from operations	$497,604	$495,985	$1,913,359	$3,286,097	$1,221,746	$89,651	$541,460	$6,080,698	$11,413,908	$186,547

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,540,547	$576,824	$—	$414,278	$4,221	$631,955	$14,818	$269,679	$3,998,858	$9,559,284

Expenses:
Administrative charges	(105,884)	(147,913)	(6,778)	—	—	—	—	—	—	(943,708)
Mortality and expense risk charges	(1,688,880)	(1,921,984)	(1,193,547)	(161,999)	(5,477)	(2,018,719)	(9,607)	(1,257,009)	(2,873,732)	(10,215,232)
Total expenses	(1,794,764)	(2,069,897)	(1,200,325)	(161,999)	(5,477)	(2,018,719)	(9,607)	(1,257,009)	(2,873,732)	(11,158,940)
Net investment income (loss)	(254,217)	(1,493,073)	(1,200,325)	252,279	(1,256)	(1,386,764)	5,211	(987,330)	1,125,126	(1,599,656)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,758,866	2,106,792	932,707	(57,878)	17,380	—	34,127	223,468	7,941,098	28,593,665
Net realized gain distributions	—	2,247,434	3,082,649	594,264	9,713	—	21,843	429,506	2,975,385	28,177,891
Change in unrealized appreciation (depreciation) during the period	16,452,915	10,787,743	5,190,639	85,868	(8,039)	—	42,160	3,877,889	25,037,820	27,592,048
Net gain (loss) on investments	22,211,781	15,141,969	9,205,995	622,254	19,054	—	98,130	4,530,863	35,954,303	84,363,604
Net increase (decrease) in net assets resulting from operations	$21,957,564	$13,648,896	$8,005,670	$874,533	$17,798	$(1,386,764)	$103,341	$3,543,533	$37,079,429	$82,763,948

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$8,337,967	$12,093,882	$1,469,154	$6,847,167	$18,289,962	$4,762,569	$1,103,309	$565,341	$106	$4,625

Expenses:
Administrative charges	(563,780)	(943,278)	(334,627)	(1,977,680)	(1,983,596)	(486,406)	(170,274)	(206,971)	—	—
Mortality and expense risk charges	(6,830,531)	(8,265,300)	(3,467,265)	(21,544,835)	(20,451,206)	(4,984,247)	(1,852,932)	(2,091,735)	(17,944)	(107,528)
Total expenses	(7,394,311)	(9,208,578)	(3,801,892)	(23,522,515)	(22,434,802)	(5,470,653)	(2,023,206)	(2,298,706)	(17,944)	(107,528)
Net investment income (loss)	943,656	2,885,304	(2,332,738)	(16,675,348)	(4,144,840)	(708,084)	(919,897)	(1,733,365)	(17,838)	(102,903)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	20,768,071	(67,564)	9,796,382	52,462,552	44,712,150	8,335,629	4,938,751	3,819,359	7,401	285,944
Net realized gain distributions	15,285,238	8,239,681	6,433,651	122,955,958	81,584,495	3,594,134	—	—	27,082	415,730
Change in unrealized appreciation (depreciation) during the period	22,036,956	577,651	40,792,772	140,776,456	115,972,000	70,346,957	22,436,959	26,062,704	214,390	1,039,547
Net gain (loss) on investments	58,090,265	8,749,768	57,022,805	316,194,966	242,268,645	82,276,720	27,375,710	29,882,063	248,873	1,741,221
Net increase (decrease) in net assets resulting from operations	$59,033,921	$11,635,072	$54,690,067	$299,519,618	$238,123,805	$81,568,636	$26,455,813	$28,148,698	$231,035	$1,638,318

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$465,934	$217,629	$25,617	$15,910	$51,867	$6,057,242	$26,355,945	$372,289	$163,453	$—

Expenses:
Administrative charges	—	—	—	—	—	(543,513)	(820,336)	(85,132)	(8,333)	(203,690)
Mortality and expense risk charges	(880,092)	(705,368)	(41,026)	(43,495)	(14,702)	(6,461,046)	(10,627,598)	(1,066,315)	(74,006)	(2,348,087)
Total expenses	(880,092)	(705,368)	(41,026)	(43,495)	(14,702)	(7,004,559)	(11,447,934)	(1,151,447)	(82,339)	(2,551,777)
Net investment income (loss)	(414,158)	(487,739)	(15,409)	(27,585)	37,165	(947,317)	14,908,011	(779,158)	81,114	(2,551,777)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,695,575	2,159,400	121,806	78,031	1,320	17,365,294	8,104,932	1,695,828	(22,960)	(4,154,194)
Net realized gain distributions	3,402,702	2,168,135	552,205	172,256	8,968	14,433,267	—	4,757,818	—	13,611,136
Change in unrealized appreciation (depreciation) during the period	4,611,754	3,967,634	(307,496)	291,109	52,430	36,405,800	24,807,253	7,867,343	376,266	17,538,818
Net gain (loss) on investments	11,710,031	8,295,169	366,515	541,396	62,718	68,204,361	32,912,185	14,320,989	353,306	26,995,760
Net increase (decrease) in net assets resulting from operations	$11,295,873	$7,807,430	$351,106	$513,811	$99,883	$67,257,044	$47,820,196	$13,541,831	$434,420	$24,443,983

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$291,743	$8,756,109	$11,364,837	$595,670	$4,651,423	$3,105,883	$3,804,464	$—	$—	$399,706

Expenses:
Administrative charges	—	(342,960)	(708,472)	(67,952)	(255,063)	(265,442)	(264,568)	(36,352)	—	—
Mortality and expense risk charges	(1,044,728)	(4,876,034)	(8,245,830)	(918,346)	(3,041,037)	(3,089,352)	(3,553,073)	(380,459)	(729,421)	(278,458)
Total expenses	(1,044,728)	(5,218,994)	(8,954,302)	(986,298)	(3,296,100)	(3,354,794)	(3,817,641)	(416,811)	(729,421)	(278,458)
Net investment income (loss)	(752,985)	3,537,115	2,410,535	(390,628)	1,355,323	(248,911)	(13,177)	(416,811)	(729,421)	121,248

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	992,606	(3,789,403)	18,550,920	858,393	2,015,154	7,746,755	1,568,937	(1,883,356)	(503,839)	845,757
Net realized gain distributions	4,174,319	—	20,783,619	—	—	—	12,236,380	53,574	159,965	—
Change in unrealized appreciation (depreciation) during the period	339,020	8,677,522	(8,478,951)	15,768,228	22,708,642	22,119,417	731,895	7,374,795	1,365,469	1,197,052
Net gain (loss) on investments	5,505,945	4,888,119	30,855,588	16,626,621	24,723,796	29,866,172	14,537,212	5,545,013	1,021,595	2,042,809
Net increase (decrease) in net assets resulting from operations	$4,752,960	$8,425,234	$33,266,123	$16,235,993	$26,079,119	$29,617,261	$14,524,035	$5,128,202	$292,174	$2,164,057

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$12,429,634	$3,845,173	$4,441,465	$21,627	$628,137	$—	$1,762,225	$438,119	$42,838	$1,147,144

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(194,467)
Mortality and expense risk charges	(5,961,210)	(5,160,760)	(3,924,574)	(59,913)	(1,063,577)	(1,566,890)	(423,739)	(451,739)	(82,717)	(2,402,829)
Total expenses	(5,961,210)	(5,160,760)	(3,924,574)	(59,913)	(1,063,577)	(1,566,890)	(423,739)	(451,739)	(82,717)	(2,597,296)
Net investment income (loss)	6,468,424	(1,315,587)	516,891	(38,286)	(435,440)	(1,566,890)	1,338,486	(13,620)	(39,879)	(1,450,152)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,171,621	11,995,673	8,537,702	117,173	1,750,258	4,803,987	16,000	1,600,466	3,213	261,014
Net realized gain distributions	—	18,901,440	19,262,825	201,678	7,460,577	1,347,957	—	—	157,419	—
Change in unrealized appreciation (depreciation) during the period	7,006,159	38,437,067	15,388,007	873,808	4,036,696	22,612,294	362,317	5,197,229	494,934	82,731
Net gain (loss) on investments	9,177,780	69,334,180	43,188,534	1,192,659	13,247,531	28,764,238	378,317	6,797,695	655,566	343,745
Net increase (decrease) in net assets resulting from operations	$15,646,204	$68,018,593	$43,705,425	$1,154,373	$12,812,091	$27,197,348	$1,716,803	$6,784,075	$615,687	$(1,106,407)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$3,086	$51,054	$477,863	$233,760	$108,164	$253,266	$1,420,446	$82,349	$116,722

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(192,351)
Mortality and expense risk charges	(136,491)	(122,878)	(44,492)	(342,436)	(178,216)	(106,244)	(235,449)	(534,907)	(94,476)	(1,921,565)
Total expenses	(136,491)	(122,878)	(44,492)	(342,436)	(178,216)	(106,244)	(235,449)	(534,907)	(94,476)	(2,113,916)
Net investment income (loss)	(136,491)	(119,792)	6,562	135,427	55,544	1,920	17,817	885,539	(12,127)	(1,997,194)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(147,832)	202,815	162,166	(94,388)	678,879	114,954	204,217	577,845	534,830	8,295,365
Net realized gain distributions	—	—	—	—	1,035,572	803,757	868,486	334,631	609,857	5,039,071
Change in unrealized appreciation (depreciation) during the period	2,326,806	1,102,408	309,413	(78,392)	136,228	258,916	1,379,404	812,862	(425,485)	21,798,593
Net gain (loss) on investments	2,178,974	1,305,223	471,579	(172,780)	1,850,679	1,177,627	2,452,107	1,725,338	719,202	35,133,029
Net increase (decrease) in net assets resulting from operations	$2,042,483	$1,185,431	$478,141	$(37,353)	$1,906,223	$1,179,547	$2,469,924	$2,610,877	$707,075	$33,135,835

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$146,124	$883,179	$53,580	$—	$9,114,890	$4,519,111	$16,524,084	$280,432	$5,532,252	$53,810

Expenses:
Administrative charges	(27,905)	(189,528)	(65,180)	(119,841)	(554,481)	(208,355)	(664,267)	(35,705)	—	—
Mortality and expense risk charges	(296,294)	(2,170,315)	(775,896)	(1,385,203)	(6,705,430)	(3,702,860)	(7,030,894)	(302,342)	(1,623,277)	(46,470)
Total expenses	(324,199)	(2,359,843)	(841,076)	(1,505,044)	(7,259,911)	(3,911,215)	(7,695,161)	(338,047)	(1,623,277)	(46,470)
Net investment income (loss)	(178,075)	(1,476,664)	(787,496)	(1,505,044)	1,854,979	607,896	8,828,923	(57,615)	3,908,975	7,340

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	922,416	6,260,666	1,253,314	2,219,733	11,060,321	13,156,093	1,755,601	775,076	(372,880)	(23,777)
Net realized gain on distributions	658,954	4,787,045	2,565,953	1,475,715	10,696,766	9,714,651	—	1,377,362	—	49,740
Change in unrealized appreciation (depreciation) during the period	2,075,381	14,250,176	6,593,168	15,145,063	15,104,716	12,779,850	3,609,268	1,850,782	548,855	473,449
Net gain (loss) on investments	3,656,751	25,297,887	10,412,435	18,840,511	36,861,803	35,650,594	5,364,869	4,003,220	175,975	499,412
Net increase (decrease) in net assets resulting from operations	$3,478,676	$23,821,223	$9,624,939	$17,335,467	$38,716,782	$36,258,490	$14,193,792	$3,945,605	$4,084,950	$506,752

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account

Investment income:
Dividends	$3,174	$276	$112,881	$18,405	$—	$—	$58,273	$—	$—	$183

Expenses:
Administrative charges	(282)	(1,035)	—	—	—	—	—	(424)	—	—
Mortality and expense risk charges	(3,389)	(11,118)	(68,266)	(11,363)	(35,029)	(143,687)	(143,585)	(3,172)	(59,445)	(33,506)
Total expenses	(3,671)	(12,153)	(68,266)	(11,363)	(35,029)	(143,687)	(143,585)	(3,596)	(59,445)	(33,506)
Net investment income (loss)	(497)	(11,877)	44,615	7,042	(35,029)	(143,687)	(85,312)	(3,596)	(59,445)	(33,323)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,131	22,571	381,900	9,707	35,774	201,496	294,818	4,991	288,089	15,888
Net realized gain distributions	26,152	114,344	378,144	—	175,986	—	115,264	—	666,582	182,214
Change in unrealized appreciation (depreciation) during the period	2,278	28,544	272,536	9,274	505,134	3,219,436	430,448	64,245	915,692	266,380
Net gain (loss) on investments	39,561	165,459	1,032,580	18,981	716,894	3,420,932	840,530	69,236	1,870,363	464,482
Net increase (decrease) in net assets resulting from operations	$39,064	$153,582	$1,077,195	$26,023	$681,865	$3,277,245	$755,218	$65,640	$1,810,918	$431,159

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$81,581	$49,775	$94,246	$52,555	$2,108,668	$41,702	$8,357	$12,044	$31,513	$4,144

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(191,257)	(66,819)	(234,335)	(12,472)	(601,151)	(46,177)	(68,710)	(12,961)	(24,668)	(3,599)
Total expenses	(191,257)	(66,819)	(234,335)	(12,472)	(601,151)	(46,177)	(68,710)	(12,961)	(24,668)	(3,599)
Net investment income (loss)	(109,676)	(17,044)	(140,089)	40,083	1,507,517	(4,475)	(60,353)	(917)	6,845	545

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	720,072	88,561	1,014,352	153,211	(750,607)	73,133	359,211	33,660	54,471	10,678
Net realized gain distributions	—	81,638	785,986	—	—	98,939	107,707	—	—	20,341
Change in unrealized appreciation (depreciation) during the period	2,585,188	349,541	(21,748)	(138,498)	1,218,904	176,985	1,625,848	118,505	247,669	42,897
Net gain (loss) on investments	3,305,260	519,740	1,778,590	14,713	468,297	349,057	2,092,766	152,165	302,140	73,916
Net increase (decrease) in net assets resulting from operations	$3,195,584	$502,696	$1,638,501	$54,796	$1,975,814	$344,582	$2,032,413	$151,248	$308,985	$74,461

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$13,261	$29,827	$55,678	$184,210	$11,446	$—	$—	$357,825	$27,614	$34,783

Expenses:
Administrative charges	—	—	—	—	—	(679)	—	(7,777)	(2,748)	—
Mortality and expense risk charges	(26,457)	(12,693)	(14,595)	(50,951)	(7,503)	(10,697)	(6,922)	(323,654)	(21,816)	(882,297)
Total expenses	(26,457)	(12,693)	(14,595)	(50,951)	(7,503)	(11,376)	(6,922)	(331,431)	(24,564)	(882,297)
Net investment income (loss)	(13,196)	17,134	41,083	133,259	3,943	(11,376)	(6,922)	26,394	3,050	(847,514)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	13,481	73,170	(11,069)	(277,614)	(5,460)	10,471	3,568	1,012,417	57,456	3,326,740
Net realized gain distributions	75,267	52,830	—	—	—	—	—	1,151,405	60,495	3,516,231
Change in unrealized appreciation (depreciation) during the period	896	136,733	115,066	1,245,804	64,320	141,032	55,453	1,148,579	90,838	3,938,934
Net gain (loss) on investments	89,644	262,733	103,997	968,190	58,860	151,503	59,021	3,312,401	208,789	10,781,905
Net increase (decrease) in net assets resulting from operations	$76,448	$279,867	$145,080	$1,101,449	$62,803	$140,127	$52,099	$3,338,795	$211,839	$9,934,391

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)

Investment income:
Dividends	$—	$2,636	$15,089	$—	$—	$932	$574,760	$2,415,677	$364,217	$869,301

Expenses:
Administrative charges	—	—	—	—	—	—	(66,710)	—	(24,315)	(31,535)
Mortality and expense risk charges	(168,296)	(7,522)	(10,220)	(21,618)	(15,936)	(2,841)	(284,794)	(2,295,347)	(387,638)	(396,953)
Total expenses	(168,296)	(7,522)	(10,220)	(21,618)	(15,936)	(2,841)	(351,504)	(2,295,347)	(411,953)	(428,488)
Net investment income (loss)	(168,296)	(4,886)	4,869	(21,618)	(15,936)	(1,909)	223,256	120,330	(47,736)	440,813

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	92,852	39,148	2,907	8,622	48,405	8,556	1,397,744	(4,426,578)	(5,497,199)	(10,295,183)
Net realized gain distributions	546,701	15,017	—	32,854	41,002	11,202	1,831,658	—	6,696,910	9,881,040
Change in unrealized appreciation (depreciation) during the period	1,088,042	(15,270)	100,489	216,576	105,156	5,321	2,623,116	(6,167,130)	2,117,060	2,518,484
Net gain (loss) on investments	1,727,595	38,895	103,396	258,052	194,563	25,079	5,852,518	(10,593,708)	3,316,771	2,104,341
Net increase (decrease) in net assets resulting from operations	$1,559,299	$34,009	$108,265	$236,434	$178,627	$23,170	$6,075,774	$(10,473,378)	$3,269,035	$2,545,154

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account

Investment income:
Dividends	$2,950,566	$34,463	$368,340	$120,486	$48,065	$805,360	$1,775,959	$1,085,493	$63,722	$159,707

Expenses:
Administrative charges	(134,840)	(8,687)	(21,468)	(11,165)	(33,739)	(219,334)	(130,256)	(133,945)	(14,221)	—
Mortality and expense risk charges	(1,299,454)	(110,550)	(348,508)	(204,790)	(355,955)	(2,128,605)	(1,229,298)	(1,236,268)	(202,647)	(292,516)
Total expenses	(1,434,294)	(119,237)	(369,976)	(215,955)	(389,694)	(2,347,939)	(1,359,554)	(1,370,213)	(216,868)	(292,516)
Net investment income (loss)	1,516,272	(84,774)	(1,636)	(95,469)	(341,629)	(1,542,579)	416,405	(284,720)	(153,146)	(132,809)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,937,333)	(121,249)	(8,657,773)	(2,406,956)	(8,174,225)	(82,220,937)	(44,272,431)	(18,699,980)	1,356,543	66,465
Net realized gain distributions	361,821	—	11,448,787	4,846,579	10,010,673	86,298,254	44,462,842	32,070,666	1,179,049	983,971
Change in unrealized appreciation (depreciation) during the period	4,114,021	566,577	2,176,230	1,157,824	3,748,953	35,663,007	15,449,183	12,463,015	1,118,444	2,501,789
Net gain (loss) on investments	538,509	445,328	4,967,244	3,597,447	5,585,401	39,740,324	15,639,594	25,833,701	3,654,036	3,552,225
Net increase (decrease) in net assets resulting from operations	$2,054,781	$360,554	$4,965,608	$3,501,978	$5,243,772	$38,197,745	$16,055,999	$25,548,981	$3,500,890	$3,419,416

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account

Investment income:
Dividends	$194,373	$309,011

Expenses:
Administrative charges	—	—
Mortality and expense risk charges	(542,149)	(328,693)
Total expenses	(542,149)	(328,693)
Net investment income (loss)	(347,776)	(19,682)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(9,697)	107,501
Net realized gain distributions	1,549,805	—
Change in unrealized appreciation (depreciation) during the period	5,787,570	3,897,906
Net gain (loss) on investments	7,327,678	4,005,407
Net increase (decrease) in net assets resulting from operations	$6,979,902	$3,985,725

The accompanying notes are an integral part of these financial statements.

(1) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(5) Liquidated as of September 29, 2017.
(6) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(7) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(8) Liquidated as of November 10, 2017.
(9) Liquidated as of November 10, 2017.
(10) Liquidated as of November 10, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$39,638	$(8,057)	$41,012	$43,656	$(133,537)	$(4,583)	$(14,998)	$(675,891)	$(848,820)	$301,650
Net realized gain (loss) on security transactions	535,783	133,585	75,249	447,720	344,014	54,523	85,791	(1,387,912)	3,199,976	(2,084,838)
Net realized gain distributions	—	264,119	117,515	—	588,801	—	—	—	5,470,341	—
Change in unrealized appreciation (depreciation) during the period	(77,817)	106,338	1,679,583	2,794,721	422,468	39,711	470,667	8,144,501	3,592,411	1,969,735
Net increase (decrease) in net assets resulting from operations	497,604	495,985	1,913,359	3,286,097	1,221,746	89,651	541,460	6,080,698	11,413,908	186,547

Unit transactions:
Purchases	37,440	1,836	8,869	82,306	132,758	1,113	2,575	322,618	390,069	1,388,153
Net transfers	(396,216)	(352,006)	(250,014)	(727,903)	(464,387)	(52,857)	170,788	(767,245)	144,599	11,087,025
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(701,251)	(244,355)	(3,413,568)	(2,123,878)	(1,502,042)	(165,889)	(351,026)	(4,684,948)	(13,843,316)	(30,837,282)
Other transactions	1	1	(1)	(83)	(138)	(1)	4	1,344	702	7,314
Death benefits	(52,960)	(42,162)	(146,536)	(275,441)	(180,794)	—	(34,326)	(972,338)	(2,130,771)	(6,184,821)
Net annuity transactions	—	—	—	(4,692)	(2,412)	—	(332)	(43,131)	(27,515)	91,986
Net increase (decrease) in net assets resulting from unit transactions	(1,112,986)	(636,686)	(3,801,250)	(3,049,691)	(2,017,015)	(217,634)	(212,317)	(6,143,700)	(15,466,232)	(24,447,625)
Net increase (decrease) in net assets	(615,382)	(140,701)	(1,887,891)	236,406	(795,269)	(127,983)	329,143	(63,002)	(4,052,324)	(24,261,078)

Net assets:
Beginning of period	7,000,593	2,029,634	15,497,279	15,267,094	12,301,333	925,544	1,732,037	44,106,929	109,177,236	214,989,740
End of period	$6,385,211	$1,888,933	$13,609,388	$15,503,500	$11,506,064	$797,561	$2,061,180	$44,043,927	$105,124,912	$190,728,662

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(254,217)	$(1,493,073)	$(1,200,325)	$252,279	$(1,256)	$(1,386,764)	$5,211	$(987,330)	$1,125,126	$(1,599,656)
Net realized gain (loss) on security transactions	5,758,866	2,106,792	932,707	(57,878)	17,380	—	34,127	223,468	7,941,098	28,593,665
Net realized gain distributions	—	2,247,434	3,082,649	594,264	9,713	—	21,843	429,506	2,975,385	28,177,891
Change in unrealized appreciation (depreciation) during the period	16,452,915	10,787,743	5,190,639	85,868	(8,039)	—	42,160	3,877,889	25,037,820	27,592,048
Net increase (decrease) in net assets resulting from operations	21,957,564	13,648,896	8,005,670	874,533	17,798	(1,386,764)	103,341	3,543,533	37,079,429	82,763,948

Unit transactions:
Purchases	537,107	509,586	500,421	25,992	—	652,468	5,128	303,277	1,024,801	4,807,764
Net transfers	(4,911,141)	(1,844,479)	(2,139,788)	(232,906)	6,110	54,227,871	71,597	11,962,889	23,201,892	31,785,104
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(15,023,392)	(13,622,396)	(8,584,304)	(1,619,822)	(45,344)	(65,067,467)	(116,104)	(9,677,197)	(21,739,728)	(70,336,817)
Other transactions	6,741	7,302	5,621	(4)	(1)	9,885	—	4,459	1,324	28,123
Death benefits	(2,066,095)	(2,352,997)	(1,454,112)	(160,885)	—	(8,253,264)	(66,814)	(1,945,984)	(3,313,495)	(16,730,112)
Net annuity transactions	28,492	(162,703)	10,978	25,233	—	(84,120)	—	72,010	68,891	(1,312,392)
Net increase (decrease) in net assets resulting from unit transactions	(21,428,288)	(17,465,687)	(11,661,184)	(1,962,392)	(39,235)	(18,514,627)	(106,193)	719,454	(756,315)	(51,758,330)
Net increase (decrease) in net assets	529,276	(3,816,791)	(3,655,514)	(1,087,859)	(21,437)	(19,901,391)	(2,852)	4,262,987	36,323,114	31,005,618

Net assets:
Beginning of period	112,985,260	114,750,629	73,362,150	11,768,580	302,253	132,108,464	1,033,246	72,264,696	164,500,263	615,841,369
End of period	$113,514,536	$110,933,838	$69,706,636	$10,680,721	$280,816	$112,207,073	$1,030,394	$76,527,683	$200,823,377	$646,846,987

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$943,656	$2,885,304	$(2,332,738)	$(16,675,348)	$(4,144,840)	$(708,084)	$(919,897)	$(1,733,365)	$(17,838)	$(102,903)
Net realized gain (loss) on security transactions	20,768,071	(67,564)	9,796,382	52,462,552	44,712,150	8,335,629	4,938,751	3,819,359	7,401	285,944
Net realized gain distributions	15,285,238	8,239,681	6,433,651	122,955,958	81,584,495	3,594,134	—	—	27,082	415,730
Change in unrealized appreciation (depreciation) during the period	22,036,956	577,651	40,792,772	140,776,456	115,972,000	70,346,957	22,436,959	26,062,704	214,390	1,039,547
Net increase (decrease) in net assets resulting from operations	59,033,921	11,635,072	54,690,067	299,519,618	238,123,805	81,568,636	26,455,813	28,148,698	231,035	1,638,318

Unit transactions:
Purchases	2,010,723	2,605,876	703,912	6,223,780	6,699,655	1,825,007	341,305	1,031,903	1,040	59,573
Net transfers	21,420,384	144,828,295	16,289,627	145,864,716	79,726,549	94,974,682	17,084,033	24,884,793	136,108	1,438,900
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(52,043,438)	(71,637,880)	(24,603,674)	(150,306,132)	(141,954,497)	(35,764,610)	(12,121,396)	(15,653,559)	(65,503)	(790,173)
Other transactions	17,471	22,913	5,445	31,433	48,260	8,015	1,511	1,725	(24)	(8)
Death benefits	(10,439,236)	(13,530,400)	(4,731,826)	(27,747,676)	(34,351,316)	(7,563,973)	(1,928,720)	(2,473,341)	(2,275)	(26,722)
Net annuity transactions	(125,720)	(86,915)	(286,995)	(533,643)	(882,291)	12,520	5,332	21,757	(2,445)	—
Net increase (decrease) in net assets resulting from unit transactions	(39,159,816)	62,201,889	(12,623,511)	(26,467,522)	(90,713,640)	53,491,641	3,382,065	7,813,278	66,901	681,570
Net increase (decrease) in net assets	19,874,105	73,836,961	42,066,556	273,052,096	147,410,165	135,060,277	29,837,878	35,961,976	297,936	2,319,888

Net assets:
Beginning of period	424,290,310	581,920,132	199,082,119	1,217,435,416	1,249,416,840	284,007,792	100,940,043	123,282,848	679,238	4,807,498
End of period	$444,164,415	$655,757,093	$241,148,675	$1,490,487,512	$1,396,827,005	$419,068,069	$130,777,921	$159,244,824	$977,174	$7,127,386

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(414,158)	$(487,739)	$(15,409)	$(27,585)	$37,165	$(947,317)	$14,908,011	$(779,158)	$81,114	$(2,551,777)
Net realized gain (loss) on security transactions	3,695,575	2,159,400	121,806	78,031	1,320	17,365,294	8,104,932	1,695,828	(22,960)	(4,154,194)
Net realized gain distributions	3,402,702	2,168,135	552,205	172,256	8,968	14,433,267	—	4,757,818	—	13,611,136
Change in unrealized appreciation (depreciation) during the period	4,611,754	3,967,634	(307,496)	291,109	52,430	36,405,800	24,807,253	7,867,343	376,266	17,538,818
Net increase (decrease) in net assets resulting from operations	11,295,873	7,807,430	351,106	513,811	99,883	67,257,044	47,820,196	13,541,831	434,420	24,443,983

Unit transactions:
Purchases	403,289	419,468	12,494	34,255	198	2,159,603	2,657,563	410,187	3,320	1,015,635
Net transfers	(2,157,977)	(641,883)	(275,801)	(296,705)	384,311	(10,791,241)	(14,233,658)	913,529	(73,929)	(3,415,085)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,385,096)	(7,327,448)	(342,462)	(364,514)	(142,356)	(52,294,565)	(82,968,027)	(8,405,351)	(597,670)	(17,579,661)
Other transactions	(187)	(207)	—	1	(1)	8,983	26,287	12,552	1	1,138
Death benefits	(687,791)	(755,122)	(15,904)	(718)	(23,154)	(7,482,059)	(15,057,304)	(1,393,450)	(48,502)	(3,261,251)
Net annuity transactions	(18,219)	(5,073)	—	—	25,323	547,598	(739,175)	55,780	(10,319)	(175,061)
Net increase (decrease) in net assets resulting from unit transactions	(11,845,981)	(8,310,265)	(621,673)	(627,681)	244,321	(67,851,681)	(110,314,314)	(8,406,753)	(727,099)	(23,414,285)
Net increase (decrease) in net assets	(550,108)	(502,835)	(270,567)	(113,870)	344,204	(594,637)	(62,494,118)	5,135,078	(292,679)	1,029,698

Net assets:
Beginning of period	61,582,760	46,084,251	2,288,094	2,632,250	1,422,291	399,706,589	669,321,675	55,050,262	5,290,790	136,352,797
End of period	$61,032,652	$45,581,416	$2,017,527	$2,518,380	$1,766,495	$399,111,952	$606,827,557	$60,185,340	$4,998,111	$137,382,495

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(752,985)	$3,537,115	$2,410,535	$(390,628)	$1,355,323	$(248,911)	$(13,177)	$(416,811)	$(729,421)	$121,248
Net realized gain (loss) on security transactions	992,606	(3,789,403)	18,550,920	858,393	2,015,154	7,746,755	1,568,937	(1,883,356)	(503,839)	845,757
Net realized gain distributions	4,174,319	—	20,783,619	—	—	—	12,236,380	53,574	159,965	—
Change in unrealized appreciation (depreciation) during the period	339,020	8,677,522	(8,478,951)	15,768,228	22,708,642	22,119,417	731,895	7,374,795	1,365,469	1,197,052
Net increase (decrease) in net assets resulting from operations	4,752,960	8,425,234	33,266,123	16,235,993	26,079,119	29,617,261	14,524,035	5,128,202	292,174	2,164,057

Unit transactions:
Purchases	449,709	1,843,796	3,004,662	388,108	823,802	921,963	888,247	158,751	229,997	16,523
Net transfers	(4,395,161)	6,927,754	(7,323,712)	1,108,562	(3,195,562)	(6,274,173)	(1,802,737)	(1,310,919)	1,746,230	2,861,056
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,195,744)	(39,979,083)	(65,930,982)	(6,974,139)	(23,289,540)	(26,039,970)	(27,111,042)	(3,190,783)	(7,898,036)	(2,447,561)
Other transactions	4,781	11,517	19,061	5,612	7,620	7,357	653	9	117	1
Death benefits	(1,238,906)	(7,368,822)	(10,555,520)	(751,002)	(3,645,550)	(4,134,387)	(3,633,065)	(453,011)	(1,076,448)	(96,490)
Net annuity transactions	(22,994)	(246,255)	(163,292)	(42,799)	(133,686)	136,252	179,165	24,421	5,333	—
Net increase (decrease) in net assets resulting from unit transactions	(12,398,315)	(38,811,093)	(80,949,783)	(6,265,658)	(29,432,916)	(35,382,958)	(31,478,779)	(4,771,532)	(6,992,807)	333,529
Net increase (decrease) in net assets	(7,645,355)	(30,385,859)	(47,683,660)	9,970,335	(3,353,797)	(5,765,697)	(16,954,744)	356,670	(6,700,633)	2,497,586

Net assets:
Beginning of period	66,275,531	307,649,697	546,352,159	44,835,464	190,816,473	195,538,651	227,709,995	22,402,487	53,896,474	14,912,187
End of period	$58,630,176	$277,263,838	$498,668,499	$54,805,799	$187,462,676	$189,772,954	$210,755,251	$22,759,157	$47,195,841	$17,409,773

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,468,424	$(1,315,587)	$516,891	$(38,286)	$(435,440)	$(1,566,890)	$1,338,486	$(13,620)	$(39,879)	$(1,450,152)
Net realized gain (loss) on security transactions	2,171,621	11,995,673	8,537,702	117,173	1,750,258	4,803,987	16,000	1,600,466	3,213	261,014
Net realized gain distributions	—	18,901,440	19,262,825	201,678	7,460,577	1,347,957	—	—	157,419	—
Change in unrealized appreciation (depreciation) during the period	7,006,159	38,437,067	15,388,007	873,808	4,036,696	22,612,294	362,317	5,197,229	494,934	82,731
Net increase (decrease) in net assets resulting from operations	15,646,204	68,018,593	43,705,425	1,154,373	12,812,091	27,197,348	1,716,803	6,784,075	615,687	(1,106,407)

Unit transactions:
Purchases	1,561,439	1,654,278	1,166,660	14,978	379,488	538,511	130,184	250,264	28,594	1,073,219
Net transfers	34,680,353	(19,384,578)	(13,257,790)	613,565	(2,020,169)	(9,061,998)	317,962	(1,162,599)	122,974	2,669,642
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(57,782,097)	(49,060,510)	(35,878,454)	(433,219)	(9,605,103)	(15,080,799)	(4,449,243)	(4,433,543)	(679,584)	(26,457,252)
Other transactions	(207)	(268)	(266)	(1)	(172)	148	20	61	—	2,241
Death benefits	(7,826,844)	(5,971,056)	(5,139,633)	(21,276)	(1,166,956)	(1,772,296)	(444,788)	(396,741)	(40,216)	(5,298,478)
Net annuity transactions	(5,514)	(39,771)	(79,020)	—	(5,623)	(558)	—	(30,282)	(407)	(260,944)
Net increase (decrease) in net assets resulting from unit transactions	(29,372,870)	(72,801,905)	(53,188,503)	174,047	(12,418,535)	(25,376,992)	(4,445,865)	(5,772,840)	(568,639)	(28,271,572)
Net increase (decrease) in net assets	(13,726,666)	(4,783,312)	(9,483,078)	1,328,420	393,556	1,820,356	(2,729,062)	1,011,235	47,048	(29,377,979)

Net assets:
Beginning of period	428,905,117	365,083,148	291,705,438	3,856,725	69,893,555	103,653,883	30,002,601	31,168,276	5,289,564	164,861,963
End of period	$415,178,451	$360,299,836	$282,222,360	$5,185,145	$70,287,111	$105,474,239	$27,273,539	$32,179,511	$5,336,612	$135,483,984

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(136,491)	$(119,792)	$6,562	$135,427	$55,544	$1,920	$17,817	$885,539	$(12,127)	$(1,997,194)
Net realized gain (loss) on security transactions	(147,832)	202,815	162,166	(94,388)	678,879	114,954	204,217	577,845	534,830	8,295,365
Net realized gain distributions	—	—	—	—	1,035,572	803,757	868,486	334,631	609,857	5,039,071
Change in unrealized appreciation (depreciation) during the period	2,326,806	1,102,408	309,413	(78,392)	136,228	258,916	1,379,404	812,862	(425,485)	21,798,593
Net increase (decrease) in net assets resulting from operations	2,042,483	1,185,431	478,141	(37,353)	1,906,223	1,179,547	2,469,924	2,610,877	707,075	33,135,835

Unit transactions:
Purchases	41,304	74,733	86,989	222,613	20,109	15,998	31,632	157,001	21,505	717,885
Net transfers	(767,945)	1,047,827	153,906	1,325,049	(691,779)	(403,477)	304,890	2,353,465	(169,945)	(9,400,005)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,098,955)	(923,739)	(557,118)	(3,882,034)	(1,903,430)	(1,534,043)	(1,846,710)	(5,824,787)	(844,089)	(15,281,613)
Other transactions	2	(160)	7	(7)	81	(11)	—	(35)	—	6,368
Death benefits	(150,403)	(32,586)	(200)	(449,074)	(154,228)	(93,132)	(208,475)	(831,203)	(417,186)	(1,937,990)
Net annuity transactions	—	(401)	—	(316)	—	—	—	(27,223)	—	(30,639)
Net increase (decrease) in net assets resulting from unit transactions	(1,975,997)	165,674	(316,416)	(2,783,769)	(2,729,247)	(2,014,665)	(1,718,663)	(4,172,782)	(1,409,715)	(25,925,994)
Net increase (decrease) in net assets	66,486	1,351,105	161,725	(2,821,122)	(823,024)	(835,118)	751,261	(1,561,905)	(702,640)	7,209,841

Net assets:
Beginning of period	9,304,990	6,187,974	2,749,650	23,603,588	15,091,684	11,260,482	15,026,874	36,091,538	7,083,092	122,778,839
End of period	$9,371,476	$7,539,079	$2,911,375	$20,782,466	$14,268,660	$10,425,364	$15,778,135	$34,529,633	$6,380,452	$129,988,680

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(178,075)	$(1,476,664)	$(787,496)	$(1,505,044)	$1,854,979	$607,896	$8,828,923	$(57,615)	$3,908,975	$7,340
Net realized gain (loss) on security transactions	922,416	6,260,666	1,253,314	2,219,733	11,060,321	13,156,093	1,755,601	775,076	(372,880)	(23,777)
Net realized gain distributions	658,954	4,787,045	2,565,953	1,475,715	10,696,766	9,714,651	—	1,377,362	—	49,740
Change in unrealized appreciation (depreciation) during the period	2,075,381	14,250,176	6,593,168	15,145,063	15,104,716	12,779,850	3,609,268	1,850,782	548,855	473,449
Net increase (decrease) in net assets resulting from operations	3,478,676	23,821,223	9,624,939	17,335,467	38,716,782	36,258,490	14,193,792	3,945,605	4,084,950	506,752

Unit transactions:
Purchases	28,001	1,219,263	188,719	428,521	2,448,763	1,452,448	1,584,400	114,576	576,199	1,200
Net transfers	(141,337)	(4,229,214)	172,827	(3,497,589)	5,358,377	(5,056,594)	41,428,575	(797,181)	1,950,154	107,266
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,682,741)	(15,156,229)	(5,939,942)	(9,637,729)	(46,688,146)	(31,381,266)	(65,662,788)	(2,794,914)	(12,729,665)	(652,577)
Other transactions	(33)	3,574	7,414	3,501	5,763	2,388	5,070	201	7,109	2
Death benefits	(87,352)	(3,391,095)	(713,381)	(1,437,200)	(8,702,831)	(4,964,631)	(9,828,397)	(228,844)	(2,061,307)	(48,857)
Net annuity transactions	73,476	(82,328)	(114,129)	(53,624)	(345,094)	23,854	350,532	(19,070)	(34,286)	—
Net increase (decrease) in net assets resulting from unit transactions	(2,809,986)	(21,636,029)	(6,398,492)	(14,194,120)	(47,923,168)	(39,923,801)	(32,122,608)	(3,725,232)	(12,291,796)	(592,966)
Net increase (decrease) in net assets	668,690	2,185,194	3,226,447	3,141,347	(9,206,386)	(3,665,311)	(17,928,816)	220,373	(8,206,846)	(86,214)

Net assets:
Beginning of period	17,286,675	123,783,570	42,265,469	78,731,933	402,120,648	251,725,979	520,214,626	19,606,867	90,637,053	4,374,530
End of period	$17,955,365	$125,968,764	$45,491,916	$81,873,280	$392,914,262	$248,060,668	$502,285,810	$19,827,240	$82,430,207	$4,288,316

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(497)	$(11,877)	$44,615	$7,042	$(35,029)	$(143,687)	$(85,312)	$(3,596)	$(59,445)	$(33,323)
Net realized gain (loss) on security transactions	11,131	22,571	381,900	9,707	35,774	201,496	294,818	4,991	288,089	15,888
Net realized gain distributions	26,152	114,344	378,144	—	175,986	—	115,264	—	666,582	182,214
Change in unrealized appreciation (depreciation) during the period	2,278	28,544	272,536	9,274	505,134	3,219,436	430,448	64,245	915,692	266,380
Net increase (decrease) in net assets resulting from operations	39,064	153,582	1,077,195	26,023	681,865	3,277,245	755,218	65,640	1,810,918	431,159

Unit transactions:
Purchases	—	—	26,516	—	6,895	43,418	35,504	19,002	2,512	12,475
Net transfers	(43,986)	33,528	(497,190)	39,162	(81,343)	(306,969)	624,139	(285,545)	(1,312,210)	130,985
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,294)	(52,377)	(1,204,437)	(41,703)	(236,765)	(1,305,132)	(1,273,804)	(28,441)	(1,103,539)	(225,349)
Other transactions	—	—	(1)	1	57	5	2	3	1	4
Death benefits	175	175	(3,589)	—	(30,685)	(109,968)	(73,648)	(37,852)	98	(1,765)
Net annuity transactions	—	(8,710)	(835)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(53,105)	(27,384)	(1,679,536)	(2,540)	(341,841)	(1,678,646)	(687,807)	(332,833)	(2,413,138)	(83,650)
Net increase (decrease) in net assets	(14,041)	126,198	(602,341)	23,483	340,024	1,598,599	67,411	(267,193)	(602,220)	347,509

Net assets:
Beginning of period	192,278	587,231	7,837,733	627,324	1,780,243	9,081,317	9,695,149	267,193	6,737,155	1,795,609
End of period	$178,237	$713,429	$7,235,392	$650,807	$2,120,267	$10,679,916	$9,762,560	$—	$6,134,935	$2,143,118

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(109,676)	$(17,044)	$(140,089)	$40,083	$1,507,517	$(4,475)	$(60,353)	$(917)	$6,845	$545
Net realized gain (loss) on security transactions	720,072	88,561	1,014,352	153,211	(750,607)	73,133	359,211	33,660	54,471	10,678
Net realized gain distributions	—	81,638	785,986	—	—	98,939	107,707	—	—	20,341
Change in unrealized appreciation (depreciation) during the period	2,585,188	349,541	(21,748)	(138,498)	1,218,904	176,985	1,625,848	118,505	247,669	42,897
Net increase (decrease) in net assets resulting from operations	3,195,584	502,696	1,638,501	54,796	1,975,814	344,582	2,032,413	151,248	308,985	74,461

Unit transactions:
Purchases	76,529	20,915	63,569	1,416	196,990	8,972	49,477	259	783	948
Net transfers	236,356	124,782	(1,562,445)	169,298	990,416	(78,916)	(1,503,381)	12,023	85,316	27,122
Net interfund transfers due to corporate actions	—	2,423,766	—	(2,423,766)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,595,213)	(703,183)	(1,974,194)	(167,387)	(5,535,447)	(463,327)	(856,814)	(263,034)	(298,117)	(38,887)
Other transactions	(18)	2	(36)	2	(89)	—	5	(1)	(1)	—
Death benefits	(267,736)	(11,358)	(243,135)	(763)	(676,157)	(18,931)	(33,065)	(784)	(82,041)	—
Net annuity transactions	—	—	—	—	(28,670)	—	—	—	(12,669)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,550,082)	1,854,924	(3,716,241)	(2,421,200)	(5,052,957)	(552,202)	(2,343,778)	(251,537)	(306,729)	(10,817)
Net increase (decrease) in net assets	1,645,502	2,357,620	(2,077,740)	(2,366,404)	(3,077,143)	(207,620)	(311,365)	(100,289)	2,256	63,644

Net assets:
Beginning of period	10,102,954	2,364,205	15,735,710	2,366,404	38,912,966	2,833,791	7,784,331	751,319	1,422,666	341,558
End of period	$11,748,456	$4,721,825	$13,657,970	$—	$35,835,823	$2,626,171	$7,472,966	$651,030	$1,424,922	$405,202

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,196)	$17,134	$41,083	$133,259	$3,943	$(11,376)	$(6,922)	$26,394	$3,050	$(847,514)
Net realized gain (loss) on security transactions	13,481	73,170	(11,069)	(277,614)	(5,460)	10,471	3,568	1,012,417	57,456	3,326,740
Net realized gain distributions	75,267	52,830	—	—	—	—	—	1,151,405	60,495	3,516,231
Change in unrealized appreciation (depreciation) during the period	896	136,733	115,066	1,245,804	64,320	141,032	55,453	1,148,579	90,838	3,938,934
Net increase (decrease) in net assets resulting from operations	76,448	279,867	145,080	1,101,449	62,803	140,127	52,099	3,338,795	211,839	9,934,391

Unit transactions:
Purchases	1,500	42,650	871	1,515	192	—	—	131,033	3,450	279,491
Net transfers	(282,718)	(69,552)	(379)	(784,290)	86,884	(81)	—	(1,563,986)	13,281	110,545
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(542,857)	(116,183)	(109,522)	(826,163)	(176,970)	(3,266)	(2,757)	(3,491,277)	(139,331)	(4,935,506)
Other transactions	1	—	—	1	—	2	(1)	(13)	15	1,164
Death benefits	(28,780)	(8,103)	(130,591)	86	(71,650)	(5,511)	—	(476,714)	(74,640)	(923,892)
Net annuity transactions	(547)	—	—	—	—	—	—	(17,730)	—	(57,853)
Net increase (decrease) in net assets resulting from unit transactions	(853,401)	(151,188)	(239,621)	(1,608,851)	(161,544)	(8,856)	(2,758)	(5,418,687)	(197,225)	(5,526,051)
Net increase (decrease) in net assets	(776,953)	128,679	(94,541)	(507,402)	(98,741)	131,271	49,341	(2,079,892)	14,614	4,408,340

Net assets:
Beginning of period	2,005,834	1,634,065	1,336,838	5,816,954	574,497	517,623	362,942	30,094,945	1,511,336	40,794,351
End of period	$1,228,881	$1,762,744	$1,242,297	$5,309,552	$475,756	$648,894	$412,283	$28,015,053	$1,525,950	$45,202,691

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)

Operations:
Net investment income (loss)	$(168,296)	$(4,886)	$4,869	$(21,618)	$(15,936)	$(1,909)	$223,256	$120,330	$(47,736)	$440,813
Net realized gain (loss) on security transactions	92,852	39,148	2,907	8,622	48,405	8,556	1,397,744	(4,426,578)	(5,497,199)	(10,295,183)
Net realized gain distributions	546,701	15,017	—	32,854	41,002	11,202	1,831,658	—	6,696,910	9,881,040
Change in unrealized appreciation (depreciation) during the period	1,088,042	(15,270)	100,489	216,576	105,156	5,321	2,623,116	(6,167,130)	2,117,060	2,518,484
Net increase (decrease) in net assets resulting from operations	1,559,299	34,009	108,265	236,434	178,627	23,170	6,075,774	(10,473,378)	3,269,035	2,545,154

Unit transactions:
Purchases	53,890	—	1,300	780	—	975	37,114	373,346	160,079	89,536
Net transfers	(80,903)	(30,805)	(17,429)	(37,169)	(18,517)	(808)	(4,328,385)	23,011,185	(27,376,785)	(30,713,708)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(945,227)	(99,626)	(49,480)	(138,564)	(197,915)	(35,311)	(4,464,707)	(34,428,354)	(4,185,109)	(3,371,632)
Other transactions	9	3	50	(60)	(164)	(11)	9	(1,493)	195	146
Death benefits	(326,902)	—	(1,685)	(6,439)	(10,772)	—	(809,388)	(1,984,805)	(394,675)	(203,074)
Net annuity transactions	37,670	64,588	(771)	934	2,272	—	(63,219)	—	(649)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,261,463)	(65,840)	(68,015)	(180,518)	(225,096)	(35,155)	(9,628,576)	(13,030,121)	(31,796,944)	(34,198,732)
Net increase (decrease) in net assets	297,836	(31,831)	40,250	55,916	(46,469)	(11,985)	(3,552,802)	(23,503,499)	(28,527,909)	(31,653,578)

Net assets:
Beginning of period	7,486,452	375,501	522,678	1,091,250	750,663	133,877	35,156,037	252,409,874	28,527,909	31,653,578
End of period	$7,784,288	$343,670	$562,928	$1,147,166	$704,194	$121,892	$31,603,235	$228,906,375	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account

Operations:
Net investment income (loss)	$1,516,272	$(84,774)	$(1,636)	$(95,469)	$(341,629)	$(1,542,579)	$416,405	$(284,720)	$(153,146)	$(132,809)
Net realized gain (loss) on security transactions	(3,937,333)	(121,249)	(8,657,773)	(2,406,956)	(8,174,225)	(82,220,937)	(44,272,431)	(18,699,980)	1,356,543	66,465
Net realized gain distributions	361,821	—	11,448,787	4,846,579	10,010,673	86,298,254	44,462,842	32,070,666	1,179,049	983,971
Change in unrealized appreciation (depreciation) during the period	4,114,021	566,577	2,176,230	1,157,824	3,748,953	35,663,007	15,449,183	12,463,015	1,118,444	2,501,789
Net increase (decrease) in net assets resulting from operations	2,054,781	360,554	4,965,608	3,501,978	5,243,772	38,197,745	16,055,999	25,548,981	3,500,890	3,419,416

Unit transactions:
Purchases	566,915	18,893	259,478	93,982	168,621	847,823	483,132	517,247	78,688	139,525
Net transfers	(97,231,508)	(6,950,051)	(26,071,571)	(14,148,011)	(29,173,284)	(191,117,827)	(107,246,889)	(114,253,392)	(15,712,315)	517,245
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(13,437,253)	(1,500,481)	(3,007,681)	(2,235,684)	(4,052,690)	(22,711,535)	(13,797,500)	(12,913,405)	(2,414,214)	(1,534,923)
Other transactions	78	3	(16)	(23)	(36)	3,984	862	632	(1)	(58)
Death benefits	(1,702,672)	(196,866)	(384,998)	(40,307)	(314,885)	(1,959,278)	(956,958)	(1,316,123)	(63,419)	(425,015)
Net annuity transactions	(62,898)	—	(15,194)	(14,847)	(33,854)	(116,855)	(237,409)	(46,348)	—	631
Net increase (decrease) in net assets resulting from unit transactions	(111,867,338)	(8,628,502)	(29,219,982)	(16,344,890)	(33,406,128)	(215,053,688)	(121,754,762)	(128,011,389)	(18,111,261)	(1,302,595)
Net increase (decrease) in net assets	(109,812,557)	(8,267,948)	(24,254,374)	(12,842,912)	(28,162,356)	(176,855,943)	(105,698,763)	(102,462,408)	(14,610,371)	2,116,821

Net assets:
Beginning of period	109,812,557	8,267,948	24,254,374	12,842,912	28,162,356	176,855,943	105,698,763	102,462,408	14,610,371	15,638,928
End of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$17,755,749

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(347,776)	$(19,682)
Net realized gain (loss) on security transactions	(9,697)	107,501
Net realized gain distributions	1,549,805	—
Change in unrealized appreciation (depreciation) during the period	5,787,570	3,897,906
Net increase (decrease) in net assets resulting from operations	6,979,902	3,985,725

Unit transactions:
Purchases	229,683	172,521
Net transfers	(308,924)	(937,889)
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(4,066,436)	(2,766,918)
Other transactions	29	1,384
Death benefits	(887,908)	(492,506)
Net annuity transactions	53,658	8,657
Net increase (decrease) in net assets resulting from unit transactions	(4,979,898)	(4,014,751)
Net increase (decrease) in net assets	2,000,004	(29,026)

Net assets:
Beginning of period	28,561,752	17,227,854
End of period	$30,561,756	$17,198,828

The accompanying notes are an integral part of these financial statements.

(1) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(5) Liquidated as of September 29, 2017.
(6) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(7) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(8) Liquidated as of November 10, 2017.
(9) Liquidated as of November 10, 2017.
(10) Liquidated as of November 10, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$48,016	$(26,265)	$43,937	$(91,518)	$(118,582)	$(1,802)	$(38,323)	$(610,505)	$(1,214,801)	$81,101
Net realized gain (loss) on security transactions	644,680	87,763	(124,601)	(45,479)	21,434	30,194	10,859	(2,009,813)	3,315,344	(1,656,545)
Net realized gain distributions	—	9,085	1,102,307	—	685,742	—	—	11,835,658	7,588,150	—
Change in unrealized appreciation (depreciation) during the period	621,434	14,325	(563,356)	(230,003)	1,817,197	46,546	(186,552)	(3,327,974)	(607,212)	538,138
Net increase (decrease) in net assets resulting from operations	1,314,130	84,908	458,287	(367,000)	2,405,791	74,938	(214,016)	5,887,366	9,081,481	(1,037,306)

Unit transactions:
Purchases	8,592	6,193	8,861	97,010	45,980	1,250	5,866	117,193	431,130	1,376,286
Net transfers	(1,169,905)	(28,363)	(113,180)	365,489	506,687	33,353	(64,101)	379,050	(4,561,008)	16,001,999
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(568,727)	(317,512)	(2,631,953)	(2,765,812)	(2,254,764)	(164,987)	(738,184)	(4,625,268)	(14,444,520)	(37,772,485)
Other transactions	485	(32)	4,136	605	342	(1)	(26)	257	1,309	12,002
Death benefits	(160,685)	(6,329)	(303,348)	(413,251)	(333,777)	—	(41,815)	(962,609)	(2,530,381)	(5,989,555)
Net annuity transactions	—	—	—	(32,271)	(2,123)	—	(297)	94,981	81,373	668,044
Net increase (decrease) in net assets resulting from unit transactions	(1,890,240)	(346,043)	(3,035,484)	(2,748,230)	(2,037,655)	(130,385)	(838,557)	(4,996,396)	(21,022,097)	(25,703,709)
Net increase (decrease) in net assets	(576,110)	(261,135)	(2,577,197)	(3,115,230)	368,136	(55,447)	(1,052,573)	890,970	(11,940,616)	(26,741,015)

Net assets:
Beginning of period	7,576,703	2,290,769	18,074,476	18,382,324	11,933,197	980,991	2,784,610	43,215,959	121,117,852	241,730,755
End of period	$7,000,593	$2,029,634	$15,497,279	$15,267,094	$12,301,333	$925,544	$1,732,037	$44,106,929	$109,177,236	$214,989,740

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(318,496)	$(2,023,674)	$(1,246,025)	$(153,627)	$(1,664)	$(2,469,555)	$5,319	$(1,003,237)	$169,276	$(1,432,986)
Net realized gain (loss) on security transactions	3,903,012	(116,942)	(426,848)	(204,601)	3,804	—	20,830	179,105	3,841,817	27,243,032
Net realized gain distributions	—	7,605,051	5,256,707	—	—	—	39,704	148,494	—	15,306,001
Change in unrealized appreciation (depreciation) during the period	(5,912,292)	6,863,678	3,353,941	1,474,258	28,453	—	110,751	1,841,035	4,918,602	3,651,043
Net increase (decrease) in net assets resulting from operations	(2,327,776)	12,328,113	6,937,775	1,116,030	30,593	(2,469,555)	176,604	1,165,397	8,929,695	44,767,090

Unit transactions:
Purchases	475,658	500,561	350,645	62,672	—	1,765,465	5,072	438,915	905,273	3,408,444
Net transfers	1,686,381	(242,014)	(426,778)	284,709	46,537	104,950,872	419,514	1,706,465	(4,039,634)	62,798
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(16,088,534)	(12,264,680)	(9,771,335)	(1,610,709)	(9,043)	(122,292,077)	(284,281)	(12,255,329)	(20,446,598)	(77,371,346)
Other transactions	657	(404)	715	—	(1)	(533)	—	7,372	(346)	37,311
Death benefits	(2,366,270)	(2,447,911)	(1,151,994)	(41,168)	—	(10,954,853)	(247)	(2,183,240)	(3,904,170)	(17,297,272)
Net annuity transactions	(4,130)	(16,587)	69,909	—	—	338,598	—	31,804	160,336	48,577
Net increase (decrease) in net assets resulting from unit transactions	(16,296,238)	(14,471,035)	(10,928,838)	(1,304,496)	37,493	(26,192,528)	140,058	(12,254,013)	(27,325,139)	(91,111,488)
Net increase (decrease) in net assets	(18,624,014)	(2,142,922)	(3,991,063)	(188,466)	68,086	(28,662,083)	316,662	(11,088,616)	(18,395,444)	(46,344,398)

Net assets:
Beginning of period	131,609,274	116,893,551	77,353,213	11,957,046	234,167	160,770,547	716,584	83,353,312	182,895,707	662,185,767
End of period	$112,985,260	$114,750,629	$73,362,150	$11,768,580	$302,253	$132,108,464	$1,033,246	$72,264,696	$164,500,263	$615,841,369

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$733,582	$103,519	$(1,878,859)	$(13,030,223)	$(4,121,563)	$(1,151,217)	$(1,121,601)	$(1,983,251)	$(14,268)	$(97,689)
Net realized gain (loss) on security transactions	16,613,286	1,297,435	7,593,876	33,250,067	34,438,893	898,033	1,744,355	2,608,329	(17,101)	196,532
Net realized gain distributions	33,363,460	2,127,437	18,345,589	112,278,562	140,731,427	25,894,989	—	24,588,312	39,416	597,572
Change in unrealized appreciation (depreciation) during the period	12,730,307	5,675,036	(27,454,021)	(45,791,464)	(57,053,055)	(20,127,015)	2,750,227	(25,421,724)	(24,334)	(784,660)
Net increase (decrease) in net assets resulting from operations	63,440,635	9,203,427	(3,393,415)	86,706,942	113,995,702	5,514,790	3,372,981	(208,334)	(16,287)	(88,245)

Unit transactions:
Purchases	2,047,710	2,996,636	783,208	4,452,117	5,497,205	1,042,713	458,744	677,153	1,560	37,316
Net transfers	6,110,734	25,352,154	(12,078,813)	(43,934,012)	(33,438,698)	(3,752,207)	(1,655,724)	(6,784,109)	(26,371)	(538,131)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(48,974,328)	(78,775,166)	(25,298,691)	(148,438,281)	(153,123,974)	(35,176,462)	(13,343,232)	(16,124,277)	(53,319)	(802,125)
Other transactions	2,155	17,597	5,614	31,300	33,212	3,500	16,931	6,230	2	639
Death benefits	(10,737,198)	(13,956,121)	(4,287,850)	(25,260,543)	(27,919,719)	(6,033,594)	(1,924,058)	(2,970,994)	(86,790)	(109,556)
Net annuity transactions	172,970	635,991	21,826	423,789	1,299,845	271,102	105,165	326,524	(2,068)	—
Net increase (decrease) in net assets resulting from unit transactions	(51,377,957)	(63,728,909)	(40,854,706)	(212,725,630)	(207,652,129)	(43,644,948)	(16,342,174)	(24,869,473)	(166,986)	(1,411,857)
Net increase (decrease) in net assets	12,062,678	(54,525,482)	(44,248,121)	(126,018,688)	(93,656,427)	(38,130,158)	(12,969,193)	(25,077,807)	(183,273)	(1,500,102)

Net assets:
Beginning of period	412,227,632	636,445,614	243,330,240	1,343,454,104	1,343,073,267	322,137,950	113,909,236	148,360,655	862,511	6,307,600
End of period	$424,290,310	$581,920,132	$199,082,119	$1,217,435,416	$1,249,416,840	$284,007,792	$100,940,043	$123,282,848	$679,238	$4,807,498

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(547,952)	$(598,192)	$(26,854)	$(33,071)	$37,948	$(1,501,768)	$21,427,143	$(1,160,687)	$(22,125)	$(2,628,646)
Net realized gain (loss) on security transactions	3,029,981	1,218,415	302,629	(90)	(7,232)	16,012,827	(4,698,370)	(336,182)	(15,044)	(7,124,085)
Net realized gain distributions	5,621,199	3,173,564	—	145,193	—	48,900,305	—	962,728	—	16,851,485
Change in unrealized appreciation (depreciation) during the period	(4,237,254)	675,873	(121,959)	(136,845)	40,731	(10,219,996)	58,730,894	(2,384,048)	(2,575)	(4,342,796)
Net increase (decrease) in net assets resulting from operations	3,865,974	4,469,660	153,816	(24,813)	71,447	53,191,368	75,459,667	(2,918,189)	(39,744)	2,755,958

Unit transactions:
Purchases	390,317	236,810	7,293	13,639	204	1,592,967	2,802,567	366,985	2,481	696,149
Net transfers	(3,397,426)	(1,535,974)	(328,583)	(614,946)	445,948	(7,446,891)	(13,361,162)	(6,639,024)	(72,262)	(4,463,012)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,527,590)	(7,924,904)	(692,421)	(551,020)	(145,556)	(53,402,508)	(96,099,292)	(7,667,534)	(404,294)	(16,894,428)
Other transactions	10	818	6	(3)	—	28,609	27,072	696	(1)	7,323
Death benefits	(739,714)	(853,266)	(28,794)	(223,109)	(30,448)	(8,312,258)	(16,912,876)	(1,152,311)	(190,413)	(3,171,693)
Net annuity transactions	(46,351)	(644)	—	—	—	32,033	613,888	306,577	(13,829)	(29,812)
Net increase (decrease) in net assets resulting from unit transactions	(13,320,754)	(10,077,160)	(1,042,499)	(1,375,439)	270,148	(67,508,048)	(122,929,803)	(14,784,611)	(678,318)	(23,855,473)
Net increase (decrease) in net assets	(9,454,780)	(5,607,500)	(888,683)	(1,400,252)	341,595	(14,316,680)	(47,470,136)	(17,702,800)	(718,062)	(21,099,515)

Net assets:
Beginning of period	71,037,540	51,691,751	3,176,777	4,032,502	1,080,696	414,023,269	716,791,811	72,753,062	6,008,852	157,452,312
End of period	$61,582,760	$46,084,251	$2,288,094	$2,632,250	$1,422,291	$399,706,589	$669,321,675	$55,050,262	$5,290,790	$136,352,797

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(514,418)	$5,701,264	$1,268,135	$(376,720)	$404,659	$583,411	$(274,838)	$(434,006)	$(828,159)	$180,529
Net realized gain (loss) on security transactions	(305,866)	(8,716,864)	16,413,962	(3,297,594)	(3,179,868)	2,608,702	(1,320,785)	(4,091,744)	(1,806,513)	591,764
Net realized gain distributions	7,879,734	—	44,095,414	—	3,459,768	7,778,007	17,629,016	3,485,803	48,073	—
Change in unrealized appreciation (depreciation) during the period	6,530,663	22,757,063	9,181,738	9,780,154	9,541,580	3,253,223	5,294,143	(448,586)	3,156,530	(90,140)
Net increase (decrease) in net assets resulting from operations	13,590,113	19,741,463	70,959,249	6,105,840	10,226,139	14,223,343	21,327,536	(1,488,533)	569,931	682,153

Unit transactions:
Purchases	220,737	1,478,860	2,526,874	328,830	838,539	1,086,628	848,091	45,731	285,416	60,006
Net transfers	10,029,282	(5,906,588)	(21,109,063)	3,072,460	(1,130,599)	(7,025,127)	(10,151,792)	(2,103,799)	412,551	916,332
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,790,610)	(47,489,566)	(65,562,759)	(6,666,285)	(25,193,906)	(24,982,164)	(29,886,732)	(3,381,639)	(9,009,434)	(2,058,635)
Other transactions	2,606	18,488	(904)	5,016	2,850	(1,500)	18,420	176	(1,090)	6
Death benefits	(980,689)	(8,289,260)	(10,261,993)	(788,626)	(3,595,908)	(4,144,830)	(3,928,273)	(291,580)	(1,135,538)	(138,740)
Net annuity transactions	(8,723)	248,733	188,887	79,035	12,154	210,421	33,832	58,068	(68,150)	—
Net increase (decrease) in net assets resulting from unit transactions	2,472,603	(59,939,333)	(94,218,958)	(3,969,570)	(29,066,870)	(34,856,572)	(43,066,454)	(5,673,043)	(9,516,245)	(1,221,031)
Net increase (decrease) in net assets	16,062,716	(40,197,870)	(23,259,709)	2,136,270	(18,840,731)	(20,633,229)	(21,738,918)	(7,161,576)	(8,946,314)	(538,878)

Net assets:
Beginning of period	50,212,815	347,847,567	569,611,868	42,699,194	209,657,204	216,171,880	249,448,913	29,564,063	62,842,788	15,451,065
End of period	$66,275,531	$307,649,697	$546,352,159	$44,835,464	$190,816,473	$195,538,651	$227,709,995	$22,402,487	$53,896,474	$14,912,187

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,982,759	$(1,413,908)	$1,637,384	$(30,952)	$(478,895)	$(1,168,522)	$1,475,876	$61,071	$(12,423)	$(2,376,959)
Net realized gain (loss) on security transactions	2,525,364	6,150,104	6,836,449	53,203	2,092,982	2,788,989	(667,109)	917,949	(283,526)	119,131
Net realized gain distributions	1,715,017	36,107,168	32,786,356	427,141	9,197,440	15,859,347	—	—	301,651	—
Change in unrealized appreciation (depreciation) during the period	4,957,720	(26,934,657)	(5,001,161)	(449,351)	(7,937,637)	(19,928,559)	2,753,316	(958,112)	631,335	814,165
Net increase (decrease) in net assets resulting from operations	14,180,860	13,908,707	36,259,028	41	2,873,890	(2,448,745)	3,562,083	20,908	637,037	(1,443,663)

Unit transactions:
Purchases	2,248,045	2,360,438	1,753,453	8,914	429,274	448,607	126,202	207,484	13,349	2,046,268
Net transfers	7,140,006	(4,809,865)	(10,455,330)	(253,619)	(67,844)	(4,942,530)	2,580,745	532,563	214,161	10,389,232
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(63,774,444)	(56,777,966)	(39,153,138)	(500,627)	(10,970,307)	(14,680,266)	(4,961,234)	(5,164,961)	(1,035,947)	(36,395,665)
Other transactions	(233)	938	14	(8)	354	1,437	(69)	(175)	8	8,788
Death benefits	(8,012,234)	(6,724,290)	(5,587,963)	(107,355)	(1,265,506)	(1,767,905)	(366,488)	(493,764)	(61,491)	(6,185,170)
Net annuity transactions	(4,630)	31,818	12,793	—	(29,036)	(496)	—	127,728	(6,448)	(354,654)
Net increase (decrease) in net assets resulting from unit transactions	(62,403,490)	(65,918,927)	(53,430,171)	(852,695)	(11,903,065)	(20,941,153)	(2,620,844)	(4,791,125)	(876,368)	(30,491,201)
Net increase (decrease) in net assets	(48,222,630)	(52,010,220)	(17,171,143)	(852,654)	(9,029,175)	(23,389,898)	941,239	(4,770,217)	(239,331)	(31,934,864)

Net assets:
Beginning of period	477,127,747	417,093,368	308,876,581	4,709,379	78,922,730	127,043,781	29,061,362	35,938,493	5,528,895	196,796,827
End of period	$428,905,117	$365,083,148	$291,705,438	$3,856,725	$69,893,555	$103,653,883	$30,002,601	$31,168,276	$5,289,564	$164,861,963

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(146,569)	$(97,940)	$9,086	$88,568	$56,716	$8,759	$23,024	$1,044,912	$(2,155)	$(2,088,225)
Net realized gain (loss) on security transactions	(753,686)	(195,958)	108,342	9,935	822,375	(256,830)	68,604	212,075	569,107	4,713,380
Net realized gain distributions	980,252	269,332	—	—	1,926,062	209,723	913,015	—	93,150	7,890,474
Change in unrealized appreciation (depreciation) during the period	(79,462)	530,904	38,132	(110,627)	(1,037,741)	1,680,828	738,952	2,332,395	346,537	(9,566,008)
Net increase (decrease) in net assets resulting from operations	535	506,338	155,560	(12,124)	1,767,412	1,642,480	1,743,595	3,589,382	1,006,639	949,621

Unit transactions:
Purchases	40,048	17,789	1,779	133,000	11,862	19,385	23,298	195,221	13,451	638,478
Net transfers	(295,296)	(509,442)	885,431	5,984,678	(1,314,370)	(1,319,763)	2,817,230	2,289,044	(267,821)	(1,906,623)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,653,882)	(1,107,997)	(325,549)	(6,157,483)	(1,446,277)	(1,454,245)	(2,461,808)	(5,814,535)	(1,045,731)	(15,642,490)
Other transactions	61	4	5	222	138	(3)	(2)	436	7	2,772
Death benefits	(80,590)	(156,682)	(10,054)	(508,983)	(310,428)	(42,765)	(129,284)	(868,158)	(245,966)	(2,098,297)
Net annuity transactions	—	(352)	—	(335)	—	—	(9,509)	(9,367)	—	95,387
Net increase (decrease) in net assets resulting from unit transactions	(1,989,659)	(1,756,680)	551,612	(548,901)	(3,059,075)	(2,797,391)	239,925	(4,207,359)	(1,546,060)	(18,910,773)
Net increase (decrease) in net assets	(1,989,124)	(1,250,342)	707,172	(561,025)	(1,291,663)	(1,154,911)	1,983,520	(617,977)	(539,421)	(17,961,152)

Net assets:
Beginning of period	11,294,114	7,438,316	2,042,478	24,164,613	16,383,347	12,415,393	13,043,354	36,709,515	7,622,513	140,739,991
End of period	$9,304,990	$6,187,974	$2,749,650	$23,603,588	$15,091,684	$11,260,482	$15,026,874	$36,091,538	$7,083,092	$122,778,839

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(152,663)	$(1,349,400)	$(874,943)	$(1,503,518)	$4,215,630	$1,074,300	$9,510,229	$(181,265)	$4,807,431	$2,279
Net realized gain (loss) on security transactions	594,170	5,641,403	531,095	(894,884)	11,689,575	13,976,372	3,700,970	471,671	(1,700,758)	(99,677)
Net realized gain distributions	980,782	13,759,567	3,513,239	3,512,841	13,428,470	20,751,024	—	2,071,007	—	—
Change in unrealized appreciation (depreciation) during the period	(490,490)	(10,410,607)	(2,032,333)	3,890,874	(718,725)	(6,457,633)	1,551,782	(994,237)	7,573,649	208,501
Net increase (decrease) in net assets resulting from operations	931,799	7,640,963	1,137,058	5,005,313	28,614,950	29,344,063	14,762,981	1,367,176	10,680,322	111,103

Unit transactions:
Purchases	90,648	687,736	149,411	283,522	1,607,436	1,026,752	3,331,050	86,085	553,600	1,200
Net transfers	(112,541)	(4,167,631)	(5,311,745)	(1,834,821)	(1,858,413)	(7,760,708)	17,806,041	(1,318,256)	8,628,185	(262,677)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,886,673)	(18,306,641)	(5,147,258)	(11,131,093)	(55,999,638)	(34,470,626)	(67,114,205)	(2,382,028)	(14,715,431)	(433,712)
Other transactions	1,636	2,022	(2)	3,446	18,548	13,863	10,750	442	2,122	—
Death benefits	(291,764)	(2,680,015)	(726,690)	(1,346,369)	(9,154,451)	(4,591,789)	(9,868,342)	(208,027)	(2,424,175)	(31,000)
Net annuity transactions	(40,777)	146,161	36,864	64,200	419,416	(17,101)	117,472	47,104	20,666	—
Net increase (decrease) in net assets resulting from unit transactions	(2,239,471)	(24,318,368)	(10,999,420)	(13,961,115)	(64,967,102)	(45,799,609)	(55,717,234)	(3,774,680)	(7,935,033)	(726,189)
Net increase (decrease) in net assets	(1,307,672)	(16,677,405)	(9,862,362)	(8,955,802)	(36,352,152)	(16,455,546)	(40,954,253)	(2,407,504)	2,745,289	(615,086)

Net assets:
Beginning of period	18,594,347	140,460,975	52,127,831	87,687,735	438,472,800	268,181,525	561,168,879	22,014,371	87,891,764	4,989,616
End of period	$17,286,675	$123,783,570	$42,265,469	$78,731,933	$402,120,648	$251,725,979	$520,214,626	$19,606,867	$90,637,053	$4,374,530

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$16	$(7,640)	$51,017	$(1,115)	$(33,981)	$(139,466)	$(127,606)	$(5,065)	$(68,973)	$(33,675)
Net realized gain (loss) on security transactions	11,150	24,026	297,832	1,970	(3,220)	(209,695)	171,753	(13,457)	(73,551)	(33,428)
Net realized gain distributions	315	49,174	228,920	—	327,221	497,167	539,498	12,127	199,285	233,406
Change in unrealized appreciation (depreciation) during the period	(9,692)	(32,323)	605,977	21,976	(366,839)	(1,239,917)	595,368	(30,684)	(115,239)	(274,869)
Net increase (decrease) in net assets resulting from operations	1,789	33,237	1,183,746	22,831	(76,819)	(1,091,911)	1,179,013	(37,079)	(58,478)	(108,566)

Unit transactions:
Purchases	—	—	7,646	—	2,183	34,482	36,272	—	1,512	22,460
Net transfers	73	(28,486)	(1,377,218)	65,201	(225,586)	(7,713)	272,127	(19,098)	(79,679)	(312,481)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(38,182)	(74,165)	(1,361,022)	(96,661)	(184,369)	(1,217,192)	(1,559,767)	(20,519)	(844,349)	(306,756)
Other transactions	25	(1)	74	—	—	337	(95)	1	(192)	—
Death benefits	—	—	(159,496)	(2,443)	(67,987)	(178,482)	(232,292)	(1,910)	(148,394)	(9,843)
Net annuity transactions	—	(9,563)	(740)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(38,084)	(112,215)	(2,890,756)	(33,903)	(475,759)	(1,368,568)	(1,483,755)	(41,526)	(1,071,102)	(606,620)
Net increase (decrease) in net assets	(36,295)	(78,978)	(1,707,010)	(11,072)	(552,578)	(2,460,479)	(304,742)	(78,605)	(1,129,580)	(715,186)

Net assets:
Beginning of period	228,573	666,209	9,544,743	638,396	2,332,821	11,541,796	9,999,891	345,798	7,866,735	2,510,795
End of period	$192,278	$587,231	$7,837,733	$627,324	$1,780,243	$9,081,317	$9,695,149	$267,193	$6,737,155	$1,795,609

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(105,459)	$(21,994)	$(212,347)	$88,794	$2,423,242	$7,847	$(8,028)	$5,285	$10,734	$1,113
Net realized gain (loss) on security transactions	369,117	121,335	559,667	(40,543)	(1,724,795)	27,423	2,960	(7,275)	(24,268)	5,522
Net realized gain distributions	794,635	287,243	598,207	—	—	204,083	—	—	—	11,896
Change in unrealized appreciation (depreciation) during the period	(1,400,504)	(193,779)	1,274,864	242,637	638,019	(100,691)	56,491	(5,392)	(37,002)	15,730
Net increase (decrease) in net assets resulting from operations	(342,211)	192,805	2,220,391	290,888	1,336,466	138,662	51,423	(7,382)	(50,536)	34,261

Unit transactions:
Purchases	45,499	7,923	88,230	3,917	228,933	7,624	122	—	3,887	384
Net transfers	(708,956)	(544,355)	(566,855)	(171,067)	(310,619)	(63,497)	(175,564)	(9,891)	541,393	(500)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	7,988,256	—	—	—
Surrenders for benefit payments and fees	(2,338,945)	(382,070)	(2,499,096)	(400,423)	(7,236,464)	(203,561)	(68,405)	(90,765)	(293,355)	(36,746)
Other transactions	(39)	7	346	—	62	2	1	—	(120)	—
Death benefits	(63,474)	(1,171)	(294,407)	(29,218)	(1,004,899)	—	(11,502)	—	(2,764)	—
Net annuity transactions	—	—	—	—	(27,345)	—	—	—	(7,458)	—
Net increase (decrease) in net assets resulting from unit transactions	(3,065,915)	(919,666)	(3,271,782)	(596,791)	(8,350,332)	(259,432)	7,732,908	(100,656)	241,583	(36,862)
Net increase (decrease) in net assets	(3,408,126)	(726,861)	(1,051,391)	(305,903)	(7,013,866)	(120,770)	7,784,331	(108,038)	191,047	(2,601)

Net assets:
Beginning of period	13,511,080	3,091,066	16,787,101	2,672,307	45,926,832	2,954,561	—	859,357	1,231,619	344,159
End of period	$10,102,954	$2,364,205	$15,735,710	$2,366,404	$38,912,966	$2,833,791	$7,784,331	$751,319	$1,422,666	$341,558

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(6,787)	$18,400	$17,499	$251,373	$5,746	$(9,814)	$(5,992)	$(84,513)
Net realized gain (loss) on security transactions	(98,390)	70,351	(46,044)	(298,419)	(10,040)	13,162	2,209	405,603
Net realized gain distributions	150,009	28,101	—	1,035,625	—	—	—	2,646,576
Change in unrealized appreciation (depreciation) during the period	297,914	71,093	178,179	(568,625)	18,732	(7,296)	33,583	1,731,782
Net increase (decrease) in net assets resulting from operations	342,746	187,945	149,634	419,954	14,438	(3,948)	29,800	4,699,448

Unit transactions:
Purchases	45	—	449	540	192	—	—	45,930
Net transfers	272,918	65,280	(18,943)	(455,679)	8,781	33	—	(892,967)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(215,324)	(224,637)	(176,387)	(722,693)	(91,945)	(10,308)	(2,800)	(3,178,412)
Other transactions	(1)	(56)	—	5,104	1	1	—	(129)
Death benefits	(72,453)	—	(73,863)	(130,759)	—	—	—	(420,836)
Net annuity transactions	3,376	—	—	—	—	—	—	(15,240)
Net increase (decrease) in net assets resulting from unit transactions	(11,439)	(159,413)	(268,744)	(1,303,487)	(82,971)	(10,274)	(2,800)	(4,461,654)
Net increase (decrease) in net assets	331,307	28,532	(119,110)	(883,533)	(68,533)	(14,222)	27,000	237,794

Net assets:
Beginning of period	1,674,527	1,605,533	1,455,948	6,700,487	643,030	531,845	335,942	29,857,151
End of period	$2,005,834	$1,634,065	$1,336,838	$5,816,954	$574,497	$517,623	$362,942	$30,094,945

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(6,907)	$(855,342)	$(167,553)	$(4,454)	$4,580	$(22,517)	$(17,105)
Net realized gain (loss) on security transactions	68,731	2,589,839	(360,074)	5,138	(17,703)	(32,721)	26,003
Net realized gain distributions	109,484	3,838,621	828,978	10,281	41,038	117,131	63,413
Change in unrealized appreciation (depreciation) during the period	18,039	(5,838,847)	(559,146)	8,297	(26,114)	(3,184)	(30,757)
Net increase (decrease) in net assets resulting from operations	189,347	(265,729)	(257,795)	19,262	1,801	58,709	41,554

Unit transactions:
Purchases	2,985	257,051	5,642	—	1,950	1,170	7,500
Net transfers	(52,388)	(3,159,394)	(2,609,019)	10,177	(76,414)	(38,774)	(117,706)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(175,831)	(5,478,264)	(1,150,869)	(13,079)	(60,155)	(199,879)	(111,341)
Other transactions	—	187	1,337	—	(11)	1	—
Death benefits	(155,229)	(1,161,489)	(112,566)	(1,056)	(16,343)	(69,660)	(7,809)
Net annuity transactions	—	221,501	(6,693)	—	(573)	(480)	(345)
Net increase (decrease) in net assets resulting from unit transactions	(380,463)	(9,320,408)	(3,872,168)	(3,958)	(151,546)	(307,622)	(229,701)
Net increase (decrease) in net assets	(191,116)	(9,586,137)	(4,129,963)	15,304	(149,745)	(248,913)	(188,147)

Net assets:
Beginning of period	1,702,452	50,380,488	11,616,415	360,197	672,423	1,340,163	938,810
End of period	$1,511,336	$40,794,351	$7,486,452	$375,501	$522,678	$1,091,250	$750,663

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$157	$377,768	$(2,603,233)	$225,770	$251,555	$2,129,021	$(8,383)	$54,286	$14,242	$(349,448)
Net realized gain (loss) on security transactions	12,633	764,446	(2,567,162)	(177,697)	(183,852)	(11,575)	(113,579)	(392,205)	75,719	(484,289)
Net realized gain distributions	16,342	2,560,596	—	4,790,162	6,963,097	1,084,132	—	3,484,908	2,312,561	5,802,217
Change in unrealized appreciation (depreciation) during the period	(14,102)	5,105	(8,618,547)	(2,871,291)	(2,118,555)	(1,700,796)	147,900	(1,881,687)	(2,684,915)	(4,992,276)
Net increase (decrease) in net assets resulting from operations	15,030	3,707,915	(13,788,942)	1,966,944	4,912,245	1,500,782	25,938	1,265,302	(282,393)	(23,796)

Unit transactions:
Purchases	975	37,142	645,130	161,020	82,421	640,125	53,713	134,788	93,528	365,639
Net transfers	(317)	(1,282,698)	18,401,027	(769,029)	1,972,502	4,268,665	1,769,265	(1,107,217)	44,918	(626,442)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(61,800)	(3,905,439)	(28,013,634)	(4,593,329)	(6,349,533)	(17,138,473)	(1,617,267)	(5,052,021)	(2,872,060)	(4,366,083)
Other transactions	—	1,929	(361)	(1)	322	(433)	527	352	260	12
Death benefits	—	(312,510)	(2,202,321)	(405,098)	(348,032)	(1,469,452)	(324,587)	(404,294)	(259,494)	(331,136)
Net annuity transactions	—	171,111	—	(399)	—	(2,384)	—	(34,279)	(33,447)	(1,045)
Net increase (decrease) in net assets resulting from unit transactions	(61,142)	(5,290,465)	(11,170,159)	(5,606,836)	(4,642,320)	(13,701,952)	(118,349)	(6,462,671)	(3,026,295)	(4,959,055)
Net increase (decrease) in net assets	(46,112)	(1,582,550)	(24,959,101)	(3,639,892)	269,925	(12,201,170)	(92,411)	(5,197,369)	(3,308,688)	(4,982,851)

Net assets:
Beginning of period	179,989	36,738,587	277,368,975	32,167,801	31,383,653	122,013,727	8,360,359	29,451,743	16,151,600	33,145,207
End of period	$133,877	$35,156,037	$252,409,874	$28,527,909	$31,653,578	$109,812,557	$8,267,948	$24,254,374	$12,842,912	$28,162,356

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,224,288)	$70,605	$(165,907)	$64,523	$(154,967)	$(355,534)	$(51,421)
Net realized gain (loss) on security transactions	(1,863,009)	(1,052,052)	(2,117,374)	(318,033)	(337,509)	(707,435)	(699,478)
Net realized gain distributions	73,067,231	31,594,238	12,083,691	630,265	1,279,007	3,538,856	—
Change in unrealized appreciation (depreciation) during the period	(55,905,742)	(20,597,676)	(7,558,857)	54,566	615,040	(1,391,087)	274,991
Net increase (decrease) in net assets resulting from operations	13,074,192	10,015,115	2,241,553	431,321	1,401,571	1,084,800	(475,908)

Unit transactions:
Purchases	1,177,455	542,560	654,718	217,573	98,636	98,547	57,498
Net transfers	(7,756,567)	(4,269,808)	(169,077)	(377,050)	(407,461)	579,235	1,114,566
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(28,629,528)	(16,807,227)	(14,918,846)	(2,199,852)	(1,498,743)	(3,005,411)	(2,912,302)
Other transactions	1,686	(310)	1,284	26	990	365	148
Death benefits	(2,154,977)	(1,210,432)	(1,573,199)	(178,229)	(254,435)	(491,400)	(321,258)
Net annuity transactions	(4,066)	(79,533)	(1,357)	—	(13,691)	(66,343)	(3,519)
Net increase (decrease) in net assets resulting from unit transactions	(37,365,997)	(21,824,750)	(16,006,477)	(2,537,532)	(2,074,704)	(2,885,007)	(2,064,867)
Net increase (decrease) in net assets	(24,291,805)	(11,809,635)	(13,764,924)	(2,106,211)	(673,133)	(1,800,207)	(2,540,775)

Net assets:
Beginning of period	201,147,748	117,508,398	116,227,332	16,716,582	16,312,061	30,361,959	19,768,629
End of period	$176,855,943	$105,698,763	$102,462,408	$14,610,371	$15,638,928	$28,561,752	$17,227,854

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 18, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Hartford Life Insurance Company and its indirect wholly owned subsidiary, the Sponsor Company,  to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

The Account is comprised of the following Sub-Accounts:

American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund (Formerly BlackRock Large Cap Growth V.I. Fund), BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio (Formerly UIF Core Plus Fixed Income Portfolio), Morgan Stanley VIF Growth Portfolio (Formerly UIF Growth Portfolio), Morgan Stanley VIF Mid Cap Growth Portfolio (Formerly UIF Mid Cap Growth Portfolio), Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio*, BlackRock Capital Appreciation V.I. Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA (Merged with Oppenheimer Equity Income Fund/VA ), Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA (Merged with Oppenheimer Main Street Fund®/VA ), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Small Cap Value Fund, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS Global Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Prudential Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund*, HIMCO VIT American Funds Blue Chip Income and Growth Fund*, HIMCO VIT American Funds Bond Fund*, HIMCO VIT American Funds Global Bond Fund*, HIMCO VIT American Funds Global Growth and Income Fund*, HIMCO VIT American Funds Global Growth Fund*, HIMCO VIT American Funds Global Small Capitalization Fund*, HIMCO VIT American Funds Growth Fund*, HIMCO VIT American Funds Growth-Income Fund*, HIMCO VIT American Funds International Fund*, HIMCO VIT American Funds New World Fund*, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio.

* During 2017, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus maximum of 0.30%
The Hartford’s Principal First Charge maximum of 0.75%
The Hartford’s Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Return of Premium Death Benefit maximum of 0.75%
MAV III maximum of 1.50%
MAV IV maximum of 1.50%
MAV V maximum of 1.50%
Legacy lock maximum of 1.50%
Daily lock maximum of 2.50%
Return of Premium III maximum of 0.75%
Return of Premium IV maximum of 0.75%
Return of Premium V maximum of 0.75%
Maximum daily value maximum of 1.50%
Safety Plus maximum of 2.50%
Future6 maximum of 2.50%
Future5 maximum of 2.50%
Premium Based Charges maximum of 0.71%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.75% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of eight years after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.07% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$732,650	$1,805,997
American Century VP Growth Fund	$294,170	$674,795
AB VPS Balanced Wealth Strategy Portfolio	$657,206	$4,299,929
AB VPS International Value Portfolio	$793,922	$3,799,955
AB VPS Small/Mid Cap Value Portfolio	$2,050,093	$3,611,844
AB VPS Value Portfolio	$44,525	$266,741
AB VPS International Growth Portfolio	$464,996	$692,313
Invesco V.I. Value Opportunities Fund	$5,115,393	$11,934,984
Invesco V.I. Core Equity Fund	$9,659,991	$20,504,701
Invesco V.I. Government Securities Fund	$22,815,585	$46,961,596
Invesco V.I. International Growth Fund	$5,833,024	$27,515,518
Invesco V.I. Mid Cap Core Equity Fund	$7,877,295	$24,588,610
Invesco V.I. Small Cap Equity Fund	$8,773,509	$18,552,367
Invesco V.I. Balanced Risk Allocation Fund	$1,333,431	$2,449,279
Invesco V.I. Diversified Dividend Fund	$22,444	$53,221
Invesco V.I. Government Money Market Fund	$85,849,021	$105,750,435
American Century VP Mid Cap Value Fund	$146,247	$225,387
American Funds Global Bond Fund	$15,307,299	$15,145,676
American Funds Global Growth and Income Fund	$40,367,692	$37,023,495
American Funds Asset Allocation Fund	$90,497,685	$115,677,778
American Funds Blue Chip Income and Growth Fund	$67,990,457	$90,921,342
American Funds Bond Fund	$169,305,796	$95,978,923
American Funds Global Growth Fund	$33,909,054	$42,431,652
American Funds Growth Fund	$335,825,115	$256,012,037
American Funds Growth-Income Fund	$224,321,236	$237,595,237
American Funds International Fund	$125,788,797	$69,411,103
American Funds New World Fund	$25,265,072	$22,802,904
American Funds Global Small Capitalization Fund	$34,692,372	$28,612,464
Wells Fargo VT Omega Growth Fund	$188,361	$112,216
Fidelity® VIP Growth Portfolio	$2,631,489	$1,637,085
Fidelity® VIP Contrafund® Portfolio	$5,993,494	$14,850,934
Fidelity® VIP Mid Cap Portfolio	$4,387,956	$11,017,818
Fidelity® VIP Value Strategies Portfolio	$626,883	$711,759
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$244,627	$727,637
Fidelity® VIP Strategic Income Portfolio	$445,655	$155,200
Franklin Rising Dividends VIP Fund	$30,337,190	$84,702,922
Franklin Income VIP Fund	$39,467,765	$134,874,067
Franklin Large Cap Growth VIP Fund	$11,426,586	$15,854,680
Franklin Global Real Estate VIP Fund	$251,563	$897,550
Franklin Small-Mid Cap Growth VIP Fund	$20,187,108	$32,542,033
Franklin Small Cap Value VIP Fund	$13,079,039	$22,056,022
Franklin Strategic Income VIP Fund	$24,963,252	$60,237,234
Franklin Mutual Shares VIP Fund	$44,915,769	$102,671,399
Templeton Developing Markets VIP Fund	$8,549,696	$15,205,986
Templeton Foreign VIP Fund	$9,878,200	$37,955,793
Templeton Growth VIP Fund	$7,027,421	$42,659,288
Franklin Mutual Global Discovery VIP Fund	$22,648,768	$41,904,347
Franklin Flex Cap Growth VIP Fund	$1,631,019	$6,765,787
Templeton Global Bond VIP Fund	$3,896,063	$11,458,328
Hartford Balanced HLS Fund	$5,407,242	$4,952,468
Hartford Total Return Bond HLS Fund	$48,767,670	$71,672,125
Hartford Capital Appreciation HLS Fund	$24,380,940	$79,596,994
Hartford Dividend and Growth HLS Fund	$27,485,652	$60,894,443
Hartford Global Growth HLS Fund	$1,483,786	$1,146,346
Hartford Disciplined Equity HLS Fund	$9,570,139	$14,963,537
Hartford Growth Opportunities HLS Fund	$5,383,602	$30,979,531
Hartford High Yield HLS Fund	$5,897,872	$9,005,251
Hartford International Opportunities HLS Fund	$2,227,572	$8,014,028
Hartford Small/Mid Cap Equity HLS Fund	$698,975	$1,150,073
Hartford Ultrashort Bond HLS Fund	$21,632,542	$51,354,283
Hartford Small Company HLS Fund	$275,779	$2,388,265
Hartford SmallCap Growth HLS Fund	$1,925,250	$1,879,366
Hartford Stock HLS Fund	$438,149	$748,000
Hartford U.S. Government Securities HLS Fund	$3,423,021	$6,071,361
Hartford Value HLS Fund	$1,851,388	$3,489,518
Lord Abbett Fundamental Equity Fund	$1,482,918	$2,691,906
Lord Abbett Calibrated Dividend Growth Fund	$2,642,993	$3,475,353
Lord Abbett Bond Debenture Fund	$4,698,006	$7,650,620
Lord Abbett Growth and Income Fund	$1,088,447	$1,900,434
MFS® Growth Fund	$13,106,549	$35,990,660
MFS® Global Equity Fund	$2,167,214	$4,496,321
MFS® Investors Trust Fund	$9,573,470	$27,899,119
MFS® Mid Cap Growth Fund	$6,291,591	$10,911,629
MFS® New Discovery Fund	$5,523,552	$19,746,998
MFS® Total Return Fund	$34,879,511	$70,250,928
MFS® Value Fund	$26,066,800	$55,668,057
MFS® Total Return Bond Series	$63,105,062	$86,398,765
MFS® Research Fund	$3,910,234	$6,315,720
MFS® High Yield Portfolio	$13,677,730	$22,060,552
BlackRock Global Allocation V.I. Fund	$218,721	$754,609
BlackRock Global Opportunities V.I. Fund	$59,574	$87,021
BlackRock Large Cap Focus Growth V.I. Fund+	$177,383	$102,300
BlackRock Equity Dividend V.I. Fund	$833,299	$2,090,075
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$212,205	$207,704
Morgan Stanley VIF Growth Portfolio+	$239,262	$440,146
Morgan Stanley VIF Mid Cap Growth Portfolio+	$1,078,471	$2,900,804
Invesco V.I. American Value Fund	$1,444,398	$2,102,253
Morgan Stanley Mid Cap Growth Portfolio+	$1,193	$337,623
BlackRock Capital Appreciation V.I. Fund	$793,851	$2,599,852
Oppenheimer Capital Appreciation Fund/VA	$450,491	$385,252
Oppenheimer Global Fund/VA	$1,362,033	$3,021,790
Oppenheimer Main Street Fund®/VA+	$2,825,176	$905,658
Oppenheimer Main Street Small Cap Fund/VA	$1,312,818	$4,383,163
Oppenheimer Equity Income Fund/VA+	$297,995	$2,679,114
Putnam VT Diversified Income Fund	$4,138,001	$7,683,438
Putnam VT Global Asset Allocation Fund	$153,412	$611,150
Putnam VT Growth Opportunities Fund	$319,286	$2,615,709
Putnam VT International Value Fund	$43,979	$296,432
Putnam VT International Equity Fund	$266,468	$566,351
Putnam VT Investors Fund	$64,183	$54,113
Putnam VT Small Cap Value Fund	$542,785	$1,334,116
Putnam VT Equity Income Fund	$244,574	$325,799
PIMCO All Asset Fund	$66,323	$264,860
PIMCO StocksPLUS Global Portfolio	$185,775	$1,661,369
PIMCO Global Multi-Asset Managed Allocation Portfolio	$99,228	$256,829
Jennison 20/20 Focus Fund	$1	$20,231
Prudential Value Portfolio	$1	$9,680
Invesco V.I. Growth and Income Fund	$2,564,909	$6,805,792
Invesco V.I. Comstock Fund	$115,334	$249,014
Invesco V.I. American Franchise Fund	$9,964,904	$12,822,242
Invesco V.I. Mid Cap Growth Fund	$3,844,241	$4,727,299
Wells Fargo VT Index Asset Allocation Fund	$90,982	$146,692
Wells Fargo VT International Equity Fund	$17,593	$80,739
Wells Fargo VT Small Cap Growth Fund	$39,856	$209,137
Wells Fargo VT Discovery Fund	$51,549	$251,580
Wells Fargo VT Opportunity Fund	$14,715	$40,577
HIMCO VIT Index Fund	$3,756,781	$11,330,443
HIMCO VIT Portfolio Diversifier Fund	$27,690,854	$40,600,621
HIMCO VIT American Funds Asset Allocation Fund+	$8,286,703	$33,434,471
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	$12,280,291	$36,157,169
HIMCO VIT American Funds Bond Fund+	$13,860,132	$123,849,375
HIMCO VIT American Funds Global Bond Fund+	$1,501,989	$10,215,267
HIMCO VIT American Funds Global Growth and Income Fund+	$13,070,825	$30,843,657
HIMCO VIT American Funds Global Growth Fund+	$6,791,203	$18,384,982
HIMCO VIT American Funds Global Small Capitalization Fund+	$11,175,399	$34,912,482
HIMCO VIT American Funds Growth Fund+	$91,406,067	$221,704,083
HIMCO VIT American Funds Growth-Income Fund+	$50,226,512	$127,102,025
HIMCO VIT American Funds International Fund+	$36,819,927	$133,045,366
HIMCO VIT American Funds New World Fund+	$2,673,818	$19,759,175
MFS® Core Equity Portfolio	$2,743,624	$3,195,057
MFS® Massachusetts Investors Growth Stock Portfolio	$3,068,692	$6,846,562
MFS® Research International Portfolio	$1,939,684	$5,974,116

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	34,117	91,899	(57,782)
American Century VP Growth Fund	1,011	38,273	(37,262)
AB VPS Balanced Wealth Strategy Portfolio	20,325	286,579	(266,254)
AB VPS International Value Portfolio	63,203	440,448	(377,245)
AB VPS Small/Mid Cap Value Portfolio	65,024	158,402	(93,378)
AB VPS Value Portfolio	2,557	18,441	(15,884)
AB VPS International Growth Portfolio	50,240	72,897	(22,657)
Invesco V.I. Value Opportunities Fund	2,878,284	6,425,618	(3,547,334)
Invesco V.I. Core Equity Fund	192,256	1,041,819	(849,563)
Invesco V.I. Government Securities Fund	15,327,809	34,310,210	(18,982,401)
Invesco V.I. International Growth Fund	1,261,727	6,992,526	(5,730,799)
Invesco V.I. Mid Cap Core Equity Fund	2,120,435	8,854,966	(6,734,531)
Invesco V.I. Small Cap Equity Fund	262,848	790,646	(527,798)
Invesco V.I. Balanced Risk Allocation Fund	26,894	175,986	(149,092)
Invesco V.I. Diversified Dividend Fund	489	2,591	(2,102)
Invesco V.I. Government Money Market Fund	9,198,936	11,181,309	(1,982,373)
American Century VP Mid Cap Value Fund	5,471	10,584	(5,113)
American Funds Global Bond Fund	1,387,444	1,158,033	229,411
American Funds Global Growth and Income Fund	2,963,777	2,133,414	830,363
American Funds Asset Allocation Fund	3,926,121	5,017,829	(1,091,708)
American Funds Blue Chip Income and Growth Fund	11,136,538	42,741,801	(31,605,263)
American Funds Bond Fund	13,627,670	5,855,264	7,772,406
American Funds Global Growth Fund	1,967,022	1,693,541	273,481
American Funds Growth Fund	18,796,404	10,969,516	7,826,888
American Funds Growth-Income Fund	11,198,568	9,443,590	1,754,978
American Funds International Fund	10,892,983	3,830,434	7,062,549
American Funds New World Fund	1,817,920	769,309	1,048,611
American Funds Global Small Capitalization Fund	2,975,232	1,147,620	1,827,612
Wells Fargo VT Omega Growth Fund	7,797	4,258	3,539
Fidelity® VIP Growth Portfolio	112,663	83,884	28,779
Fidelity® VIP Contrafund® Portfolio	105,830	719,355	(613,525)
Fidelity® VIP Mid Cap Portfolio	109,595	556,464	(446,869)
Fidelity® VIP Value Strategies Portfolio	2,708	35,837	(33,129)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	2,361	35,650	(33,289)
Fidelity® VIP Strategic Income Portfolio	26,683	11,273	15,410
Franklin Rising Dividends VIP Fund	454,419	3,068,639	(2,614,220)
Franklin Income VIP Fund	822,564	6,234,130	(5,411,566)
Franklin Large Cap Growth VIP Fund	365,775	802,158	(436,383)
Franklin Global Real Estate VIP Fund	4,107	36,761	(32,654)
Franklin Small-Mid Cap Growth VIP Fund	447,833	1,800,735	(1,352,902)
Franklin Small Cap Value VIP Fund	509,162	1,228,731	(719,569)
Franklin Strategic Income VIP Fund	952,018	2,978,730	(2,026,712)
Franklin Mutual Shares VIP Fund	723,109	4,522,431	(3,799,322)
Templeton Developing Markets VIP Fund	432,945	769,034	(336,089)
Templeton Foreign VIP Fund	416,973	2,587,116	(2,170,143)
Templeton Growth VIP Fund	277,686	2,442,957	(2,165,271)
Franklin Mutual Global Discovery VIP Fund	296,703	1,448,128	(1,151,425)
Franklin Flex Cap Growth VIP Fund	92,604	355,683	(263,079)
Templeton Global Bond VIP Fund	279,828	787,404	(507,576)
Hartford Balanced HLS Fund	311,216	288,407	22,809
Hartford Total Return Bond HLS Fund	2,897,093	5,212,779	(2,315,686)
Hartford Capital Appreciation HLS Fund	94,150	4,405,996	(4,311,846)
Hartford Dividend and Growth HLS Fund	200,448	2,984,765	(2,784,317)
Hartford Global Growth HLS Fund	77,326	73,215	4,111
Hartford Disciplined Equity HLS Fund	70,585	673,749	(603,164)
Hartford Growth Opportunities HLS Fund	213,889	1,499,498	(1,285,609)
Hartford High Yield HLS Fund	249,741	515,375	(265,634)
Hartford International Opportunities HLS Fund	142,168	616,204	(474,036)
Hartford Small/Mid Cap Equity HLS Fund	27,051	58,114	(31,063)
Hartford Ultrashort Bond HLS Fund	18,598,444	38,936,932	(20,338,488)
Hartford Small Company HLS Fund	13,284	127,736	(114,452)
Hartford SmallCap Growth HLS Fund	76,914	69,105	7,809
Hartford Stock HLS Fund	20,344	38,727	(18,383)
Hartford U.S. Government Securities HLS Fund	290,233	557,707	(267,474)
Hartford Value HLS Fund	30,725	182,149	(151,424)
Lord Abbett Fundamental Equity Fund	29,553	130,492	(100,939)
Lord Abbett Calibrated Dividend Growth Fund	82,079	167,070	(84,991)
Lord Abbett Bond Debenture Fund	174,529	420,603	(246,074)
Lord Abbett Growth and Income Fund	21,469	115,045	(93,576)
MFS® Growth Fund	519,202	2,082,014	(1,562,812)
MFS® Global Equity Fund	58,258	173,316	(115,058)
MFS® Investors Trust Fund	252,492	1,520,236	(1,267,744)
MFS® Mid Cap Growth Fund	364,901	1,011,787	(646,886)
MFS® New Discovery Fund	200,317	869,329	(669,012)
MFS® Total Return Fund	893,277	3,289,587	(2,396,310)
MFS® Value Fund	444,690	2,142,188	(1,697,498)
MFS® Total Return Bond Series	3,482,013	5,818,569	(2,336,556)
MFS® Research Fund	109,083	273,501	(164,418)
MFS® High Yield Portfolio	754,323	1,828,002	(1,073,679)
BlackRock Global Allocation V.I. Fund	9,634	57,930	(48,296)
BlackRock Global Opportunities V.I. Fund	1,682	4,424	(2,742)
BlackRock Large Cap Focus Growth V.I. Fund+	3,392	4,727	(1,335)
BlackRock Equity Dividend V.I. Fund	19,259	111,757	(92,498)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	17,357	17,818	(461)
Morgan Stanley VIF Growth Portfolio+	4,129	22,741	(18,612)
Morgan Stanley VIF Mid Cap Growth Portfolio+	73,219	167,292	(94,073)
Invesco V.I. American Value Fund	70,950	108,399	(37,449)
Morgan Stanley Mid Cap Growth Portfolio+	99	21,363	(21,264)
BlackRock Capital Appreciation V.I. Fund	7,093	146,636	(139,543)
Oppenheimer Capital Appreciation Fund/VA	16,582	21,974	(5,392)
Oppenheimer Global Fund/VA	72,296	173,276	(100,980)
Oppenheimer Main Street Fund®/VA+	141,858	44,433	97,425
Oppenheimer Main Street Small Cap Fund/VA	19,736	192,705	(172,969)
Oppenheimer Equity Income Fund/VA+	17,126	182,221	(165,095)
Putnam VT Diversified Income Fund	145,521	513,858	(368,337)
Putnam VT Global Asset Allocation Fund	843	34,753	(33,910)
Putnam VT Growth Opportunities Fund	16,270	208,836	(192,566)
Putnam VT International Value Fund	3,508	30,644	(27,136)
Putnam VT International Equity Fund	20,979	53,042	(32,063)
Putnam VT Investors Fund	1,581	1,894	(313)
Putnam VT Small Cap Value Fund	22,951	67,974	(45,023)
Putnam VT Equity Income Fund	6,436	12,276	(5,840)
PIMCO All Asset Fund	919	21,514	(20,595)
PIMCO StocksPLUS Global Portfolio	138	126,228	(126,090)
PIMCO Global Multi-Asset Managed Allocation Portfolio	8,665	24,024	(15,359)
Jennison 20/20 Focus Fund	1	3,859	(3,858)
Prudential Value Portfolio	—	122	(122)
Invesco V.I. Growth and Income Fund	54,713	335,034	(280,321)
Invesco V.I. Comstock Fund	1,038	8,592	(7,554)
Invesco V.I. American Franchise Fund	379,865	674,250	(294,385)
Invesco V.I. Mid Cap Growth Fund	222,669	294,961	(72,292)
Wells Fargo VT Index Asset Allocation Fund	32,055	67,265	(35,210)
Wells Fargo VT International Equity Fund	186	4,971	(4,785)
Wells Fargo VT Small Cap Growth Fund	2,396	59,078	(56,682)
Wells Fargo VT Discovery Fund	361	7,921	(7,560)
Wells Fargo VT Opportunity Fund	125	1,672	(1,547)
HIMCO VIT Index Fund	54,735	462,473	(407,738)
HIMCO VIT Portfolio Diversifier Fund	3,657,324	5,562,584	(1,905,260)
HIMCO VIT American Funds Asset Allocation Fund+	71,820	1,863,046	(1,791,226)
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	83,210	1,796,511	(1,713,301)
HIMCO VIT American Funds Bond Fund+	961,053	10,942,099	(9,981,046)
HIMCO VIT American Funds Global Bond Fund+	139,966	939,366	(799,400)
HIMCO VIT American Funds Global Growth and Income Fund+	78,528	1,877,081	(1,798,553)
HIMCO VIT American Funds Global Growth Fund+	109,668	953,703	(844,035)
HIMCO VIT American Funds Global Small Capitalization Fund+	90,915	2,501,947	(2,411,032)
HIMCO VIT American Funds Growth Fund+	224,087	10,754,853	(10,530,766)
HIMCO VIT American Funds Growth-Income Fund+	211,621	6,418,134	(6,206,513)
HIMCO VIT American Funds International Fund+	324,210	10,460,980	(10,136,770)
HIMCO VIT American Funds New World Fund+	120,637	1,513,125	(1,392,488)
MFS® Core Equity Portfolio	138,392	243,264	(104,872)
MFS® Massachusetts Investors Growth Stock Portfolio	128,828	540,817	(411,989)
MFS® Research International Portfolio	158,135	542,625	(384,490)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	58,219	168,225	(110,006)
American Century VP Growth Fund	52,241	74,030	(21,789)
AB VPS Balanced Wealth Strategy Portfolio	37,286	270,532	(233,246)
AB VPS International Value Portfolio	256,622	642,027	(385,405)
AB VPS Small/Mid Cap Value Portfolio	119,579	236,558	(116,979)
AB VPS Value Portfolio	8,132	19,798	(11,666)
AB VPS International Growth Portfolio	15,969	116,125	(100,156)
Invesco V.I. Value Opportunities Fund	3,041,016	6,872,403	(3,831,387)
Invesco V.I. Core Equity Fund	266,359	1,546,377	(1,280,018)
Invesco V.I. Government Securities Fund	24,164,433	43,547,916	(19,383,483)
Invesco V.I. International Growth Fund	2,930,896	8,055,560	(5,124,664)
Invesco V.I. Mid Cap Core Equity Fund	4,585,206	10,910,319	(6,325,113)
Invesco V.I. Small Cap Equity Fund	380,750	940,382	(559,632)
Invesco V.I. Balanced Risk Allocation Fund	74,174	181,235	(107,061)
Invesco V.I. Diversified Dividend Fund	2,819	671	2,148
Invesco V.I. Government Money Market Fund	20,097,797	22,864,544	(2,766,747)
American Century VP Mid Cap Value Fund	28,689	20,470	8,219
American Funds Global Bond Fund	730,853	1,714,128	(983,275)
American Funds Global Growth and Income Fund	436,874	2,371,216	(1,934,342)
American Funds Asset Allocation Fund	1,890,766	6,623,812	(4,733,046)
American Funds Blue Chip Income and Growth Fund	16,664,409	46,916,882	(30,252,473)
American Funds Bond Fund	3,409,440	7,494,182	(4,084,742)
American Funds Global Growth Fund	348,268	2,399,508	(2,051,240)
American Funds Growth Fund	1,417,896	13,035,802	(11,617,906)
American Funds Growth-Income Fund	1,274,765	11,474,704	(10,199,939)
American Funds International Fund	998,619	3,924,955	(2,926,336)
American Funds New World Fund	247,491	920,184	(672,693)
American Funds Global Small Capitalization Fund	333,863	1,539,697	(1,205,834)
Wells Fargo VT Omega Growth Fund	750	9,749	(8,999)
Fidelity® VIP Growth Portfolio	52,834	144,859	(92,025)
Fidelity® VIP Contrafund® Portfolio	258,563	1,045,843	(787,280)
Fidelity® VIP Mid Cap Portfolio	145,675	765,529	(619,854)
Fidelity® VIP Value Strategies Portfolio	6,509	77,204	(70,695)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	10,429	95,651	(85,222)
Fidelity® VIP Strategic Income Portfolio	38,399	15,337	23,062
Franklin Rising Dividends VIP Fund	919,100	3,922,545	(3,003,445)
Franklin Income VIP Fund	1,174,935	8,000,737	(6,825,802)
Franklin Large Cap Growth VIP Fund	366,311	1,305,433	(939,122)
Franklin Global Real Estate VIP Fund	9,227	38,442	(29,215)
Franklin Small-Mid Cap Growth VIP Fund	540,329	2,158,149	(1,617,820)
Franklin Small Cap Value VIP Fund	1,307,254	1,157,022	150,232
Franklin Strategic Income VIP Fund	765,390	4,124,864	(3,359,474)
Franklin Mutual Shares VIP Fund	677,009	5,729,807	(5,052,798)
Templeton Developing Markets VIP Fund	588,890	920,664	(331,774)
Templeton Foreign VIP Fund	1,255,946	3,617,991	(2,362,045)
Templeton Growth VIP Fund	621,975	3,062,708	(2,440,733)
Franklin Mutual Global Discovery VIP Fund	343,162	2,173,731	(1,830,569)
Franklin Flex Cap Growth VIP Fund	142,262	513,434	(371,172)
Templeton Global Bond VIP Fund	326,864	1,067,014	(740,150)
Hartford Balanced HLS Fund	214,902	294,039	(79,137)
Hartford Total Return Bond HLS Fund	2,126,570	7,185,181	(5,058,611)
Hartford Capital Appreciation HLS Fund	867,540	5,413,842	(4,546,302)
Hartford Dividend and Growth HLS Fund	540,834	3,798,460	(3,257,626)
Hartford Global Growth HLS Fund	57,224	125,645	(68,421)
Hartford Disciplined Equity HLS Fund	292,314	945,331	(653,017)
Hartford Growth Opportunities HLS Fund	373,944	1,600,377	(1,226,433)
Hartford High Yield HLS Fund	710,726	844,479	(133,753)
Hartford International Opportunities HLS Fund	388,359	818,377	(430,018)
Hartford Small/Mid Cap Equity HLS Fund	48,814	110,425	(61,611)
Hartford Ultrashort Bond HLS Fund	22,290,937	46,274,189	(23,983,252)
Hartford Small Company HLS Fund	72,039	205,784	(133,745)
Hartford SmallCap Growth HLS Fund	62,387	149,189	(86,802)
Hartford Stock HLS Fund	91,218	57,803	33,415
Hartford U.S. Government Securities HLS Fund	1,102,382	1,158,996	(56,614)
Hartford Value HLS Fund	52,999	243,913	(190,914)
Lord Abbett Fundamental Equity Fund	76,652	236,061	(159,409)
Lord Abbett Calibrated Dividend Growth Fund	215,499	204,241	11,258
Lord Abbett Bond Debenture Fund	278,052	549,765	(271,713)
Lord Abbett Growth and Income Fund	30,345	139,641	(109,296)
MFS® Growth Fund	967,902	2,372,597	(1,404,695)
MFS® Global Equity Fund	111,652	221,409	(109,757)
MFS® Investors Trust Fund	312,034	1,977,287	(1,665,253)
MFS® Mid Cap Growth Fund	366,652	1,645,778	(1,279,126)
MFS® New Discovery Fund	343,268	1,096,575	(753,307)
MFS® Total Return Fund	1,111,121	4,679,752	(3,568,631)
MFS® Value Fund	770,361	2,980,396	(2,210,035)
MFS® Total Return Bond Series	3,864,275	7,970,850	(4,106,575)
MFS® Research Fund	120,287	318,864	(198,577)
MFS® High Yield Portfolio	3,371,712	4,054,644	(682,932)
BlackRock Global Allocation V.I. Fund	10,175	73,488	(63,313)
BlackRock Global Opportunities V.I. Fund	89	2,609	(2,520)
BlackRock Large Cap Growth V.I. Fund	518	7,344	(6,826)
BlackRock Equity Dividend V.I. Fund	50,187	233,669	(183,482)
UIF Core Plus Fixed Income Portfolio	6,963	10,340	(3,377)
UIF Growth Portfolio	7,917	40,248	(32,331)
UIF Mid Cap Growth Portfolio	52,715	149,721	(97,006)
Invesco V.I. American Value Fund	67,069	162,928	(95,859)
Morgan Stanley Mid Cap Growth Portfolio	427	3,585	(3,158)
BlackRock Capital Appreciation V.I. Fund	63,807	134,423	(70,616)
Oppenheimer Capital Appreciation Fund/VA	19,633	62,798	(43,165)
Oppenheimer Global Fund/VA	53,245	278,783	(225,538)
Oppenheimer Main Street Fund®/VA	21,171	81,157	(59,986)
Oppenheimer Main Street Small Cap Fund/VA	32,403	214,895	(182,492)
Oppenheimer Equity Income Fund/VA	9,740	56,873	(47,133)
Putnam VT Diversified Income Fund	184,737	840,931	(656,194)
Putnam VT Global Asset Allocation Fund	6,593	24,192	(17,599)
Putnam VT Growth Opportunities Fund	764,174	24,164	740,010
Putnam VT International Value Fund	3,300	15,058	(11,758)
Putnam VT International Equity Fund	90,344	61,486	28,858
Putnam VT Investors Fund	122	2,004	(1,882)
Putnam VT Small Cap Value Fund	42,580	47,780	(5,200)
Putnam VT Equity Income Fund	8,628	16,122	(7,494)
PIMCO All Asset Fund	559	26,510	(25,951)
PIMCO StocksPLUS Global Portfolio	62,413	178,025	(115,612)
PIMCO Global Multi-Asset Managed Allocation Portfolio	907	9,488	(8,581)
Jennison 20/20 Focus Fund	5,088	10,358	(5,270)
Prudential Value Portfolio	—	144	(144)
Invesco V.I. Growth and Income Fund	68,224	341,515	(273,291)
Invesco V.I. Comstock Fund	427	18,549	(18,122)
Invesco V.I. American Franchise Fund	272,201	907,447	(635,246)
Invesco V.I. Mid Cap Growth Fund	95,518	386,930	(291,412)
Wells Fargo VT Index Asset Allocation Fund	5,346	4,890	456
Wells Fargo VT International Equity Fund	3,640	16,315	(12,675)
Wells Fargo VT Small Cap Growth Fund	26,991	160,298	(133,307)
Wells Fargo VT Discovery Fund	2,105	11,409	(9,304)
Wells Fargo VT Opportunity Fund	171	3,354	(3,183)
HIMCO VIT Index Fund	263,848	512,747	(248,899)
HIMCO VIT Portfolio Diversifier Fund	5,944,500	7,334,632	(1,390,132)
HIMCO VIT American Funds Asset Allocation Fund	140,438	541,183	(400,745)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	306,945	603,011	(296,066)
HIMCO VIT American Funds Bond Fund	1,074,367	2,294,692	(1,220,325)
HIMCO VIT American Funds Global Bond Fund	237,083	244,355	(7,272)
HIMCO VIT American Funds Global Growth and Income Fund	57,458	580,841	(523,383)
HIMCO VIT American Funds Global Growth Fund	82,834	304,145	(221,311)
HIMCO VIT American Funds Global Small Capitalization Fund	231,347	656,258	(424,911)
HIMCO VIT American Funds Growth Fund	490,375	2,908,877	(2,418,502)
HIMCO VIT American Funds Growth-Income Fund	302,030	1,692,197	(1,390,167)
HIMCO VIT American Funds International Fund	923,028	2,521,547	(1,598,519)
HIMCO VIT American Funds New World Fund	125,312	390,556	(265,244)
MFS® Core Equity Portfolio	95,256	294,532	(199,276)
MFS® Massachusetts Investors Growth Stock Portfolio	429,572	720,939	(291,367)
MFS® Research International Portfolio	335,273	554,426	(219,153)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2017	320,096	$19.157140	to	$20.503245	$6,385,211	0.50%	to	1.50%	1.51%	to	1.51%	6.96%	to	8.03%
2016	377,878	$17.910544	to	$18.978389	$7,000,593	0.50%	to	1.50%	1.58%	to	1.60%	18.49%	to	19.68%
2015	487,884	$15.115798	to	$15.857703	$7,576,703	0.50%	to	1.50%	1.92%	to	1.95%	(5.45)%	to	(4.50)%
2014	584,586	$15.987670	to	$16.605429	$9,545,899	0.50%	to	1.50%	1.39%	to	1.40%	11.21%	to	12.33%
2013	619,188	$14.375578	to	$14.782510	$9,047,606	0.50%	to	1.50%	1.43%	to	1.48%	29.53%	to	30.83%
American Century VP Growth Fund
2017	96,302	$19.088573	to	$20.403866	$1,888,933	0.50%	to	1.50%	0.66%	to	0.68%	28.29%	to	29.58%
2016	133,564	$14.879553	to	$15.746759	$2,029,634	0.50%	to	1.50%	—%	to	—%	2.65%	to	3.68%
2015	155,353	$14.496026	to	$15.188202	$2,290,769	0.50%	to	1.50%	0.32%	to	0.33%	3.00%	to	4.03%
2014	169,941	$14.074451	to	$14.599722	$2,424,232	0.50%	to	1.50%	0.17%	to	0.37%	9.41%	to	10.51%
2013	196,903	$12.863366	to	$13.210714	$2,556,956	0.50%	to	1.50%	0.28%	to	0.32%	27.00%	to	28.28%
AB VPS Balanced Wealth Strategy Portfolio
2017	889,614	$18.929797	to	$21.039797	$13,609,388	0.50%	to	2.70%	1.75%	to	1.82%	12.54%	to	15.05%
2016	1,155,868	$16.819960	to	$18.288255	$15,497,279	0.50%	to	2.70%	1.74%	to	1.81%	1.66%	to	3.92%
2015	1,389,114	$16.545243	to	$17.598041	$18,074,476	0.50%	to	2.70%	—%	to	2.02%	(1.40)%	to	0.79%
2014	1,736,324	$11.822762	to	$17.460347	$22,659,750	0.50%	to	2.45%	2.38%	to	2.41%	4.52%	to	6.58%
2013	2,334,044	$11.311724	to	$16.383105	$28,819,016	0.50%	to	2.45%	2.24%	to	2.28%	13.46%	to	15.69%
AB VPS International Value Portfolio
2017	1,728,674	$15.572737	to	$16.752424	$15,503,500	0.50%	to	2.75%	1.95%	to	1.99%	21.70%	to	24.47%
2016	2,105,919	$12.795637	to	$13.458962	$15,267,094	0.50%	to	2.75%	1.06%	to	1.11%	(3.49)%	to	(1.29)%
2015	2,491,324	$13.258615	to	$13.635361	$18,382,324	0.50%	to	2.75%	2.36%	to	5.15%	(0.38)%	to	1.89%
2014	2,906,971	$13.308747	to	$13.382284	$21,068,829	0.50%	to	2.75%	3.10%	to	3.12%	(9.00)%	to	(6.93)%
2013	3,525,904	$14.508344	to	$14.624692	$27,426,593	0.30%	to	2.75%	1.97%	to	6.88%	19.40%	to	22.36%
AB VPS Small/Mid Cap Value Portfolio
2017	464,283	$33.331456	to	$35.155191	$11,506,064	0.30%	to	2.70%	—%	to	0.25%	9.84%	to	12.51%
2016	557,661	$30.344126	to	$31.245872	$12,301,333	0.30%	to	2.70%	0.02%	to	0.34%	21.47%	to	24.42%
2015	674,640	$24.980735	to	$25.113556	$11,933,197	0.30%	to	2.70%	0.48%	to	0.58%	(8.21)%	to	(5.98)%
2014	833,270	$26.709819	to	$27.131691	$15,900,649	0.30%	to	2.75%	0.46%	to	0.87%	5.99%	to	8.62%
2013	1,088,973	$24.590166	to	$25.597968	$19,124,217	0.30%	to	2.75%	0.46%	to	0.70%	33.91%	to	37.22%
AB VPS Value Portfolio
2017	51,329	$15.818629	to	$21.671796	$797,561	0.85%	to	2.70%	1.10%	to	1.14%	10.28%	to	12.33%
2016	67,213	$14.081756	to	$19.652261	$925,544	0.85%	to	2.70%	1.45%	to	1.50%	8.32%	to	10.35%
2015	78,879	$12.761312	to	$18.142012	$980,991	0.85%	to	2.70%	1.11%	to	1.91%	(9.64)%	to	(7.96)%
2014	112,141	$13.864322	to	$20.078487	$1,512,883	0.85%	to	2.70%	1.61%	to	1.62%	7.82%	to	9.84%
2013	161,907	$12.622670	to	$18.621528	$1,977,649	0.85%	to	2.70%	0.91%	to	2.05%	32.86%	to	35.34%
AB VPS International Growth Portfolio
2017	199,219	$10.515292	to	$17.371337	$2,061,180	0.85%	to	2.75%	0.86%	to	0.94%	30.99%	to	33.49%
2016	221,876	$7.876919	to	$13.262018	$1,732,037	0.85%	to	2.75%	—%	to	—%	(9.59)%	to	(7.86)%
2015	322,032	$8.548528	to	$14.669159	$2,784,610	0.85%	to	2.75%	0.06%	to	0.06%	(4.83)%	to	(3.00)%
2014	489,717	$8.813141	to	$15.413530	$4,321,026	0.85%	to	2.75%	—%	to	—%	(4.09)%	to	(2.25)%
2013	559,926	$9.015958	to	$16.070726	$5,064,207	0.85%	to	2.75%	0.71%	to	0.74%	10.25%	to	12.36%
Invesco V.I. Value Opportunities Fund
2017	23,082,014	$2.196079	to	$25.756336	$44,043,927	0.85%	to	2.80%	0.39%	to	0.41%	14.20%	to	16.44%
2016	26,629,348	$1.885957	to	$22.554491	$44,106,929	0.85%	to	2.80%	0.41%	to	0.42%	15.07%	to	17.33%
2015	30,460,735	$1.607345	to	$19.600856	$43,215,959	0.85%	to	2.80%	2.59%	to	3.46%	(12.88)%	to	(11.16)%
2014	35,937,749	$1.809334	to	$22.498793	$58,450,342	0.85%	to	2.80%	1.37%	to	1.37%	3.68%	to	5.72%
2013	45,017,287	$1.711493	to	$21.701118	$69,438,460	0.85%	to	2.80%	1.03%	to	1.36%	30.07%	to	32.62%
Invesco V.I. Core Equity Fund
2017	5,494,225	$20.789462	to	$23.263545	$105,124,912	0.50%	to	2.80%	0.75%	to	0.99%	10.05%	to	12.31%
2016	6,343,788	$18.890714	to	$21.026178	$109,177,236	0.30%	to	2.80%	—%	to	0.75%	7.22%	to	9.69%
2015	7,623,806	$17.618820	to	$19.168832	$121,117,852	0.30%	to	2.80%	0.92%	to	1.85%	(8.37)%	to	(6.28)%
2014	9,179,650	$19.228957	to	$20.454208	$157,357,446	0.30%	to	2.80%	—%	to	0.85%	5.16%	to	7.52%
2013	11,418,595	$18.285248	to	$18.852457	$184,316,927	0.50%	to	2.80%	1.19%	to	2.03%	25.68%	to	28.29%
Invesco V.I. Government Securities Fund
2017	144,660,796	$1.503200	to	$9.824279	$190,728,662	0.85%	to	2.80%	1.72%	to	2.11%	(0.86)%	to	1.09%
2016	163,643,197	$1.486940	to	$9.909381	$214,989,740	0.85%	to	2.80%	2.06%	to	2.21%	(1.57)%	to	0.37%
2015	183,026,680	$1.481433	to	$10.067115	$241,730,755	0.85%	to	2.80%	2.20%	to	2.21%	(2.43)%	to	(0.50)%
2014	216,206,302	$1.488940	to	$10.317394	$289,266,806	0.85%	to	2.80%	2.41%	to	2.95%	1.26%	to	3.26%
2013	266,997,691	$1.441994	to	$10.188828	$348,991,412	0.85%	to	2.80%	2.19%	to	4.11%	(5.31)%	to	(3.45)%
Invesco V.I. International Growth Fund
2017	28,899,429	$19.425716	to	$20.221611	$113,514,536	0.30%	to	2.80%	1.13%	to	1.44%	19.61%	to	22.36%
2016	34,630,228	$16.241116	to	$16.526576	$112,985,260	0.30%	to	2.80%	0.95%	to	1.39%	(3.20)%	to	(0.99)%
2015	39,754,892	$16.692558	to	$16.778451	$131,609,274	0.30%	to	2.80%	0.63%	to	1.81%	(5.04)%	to	(2.91)%
2014	46,542,910	$17.192346	to	$17.669116	$158,952,221	0.30%	to	2.80%	1.90%	to	3.62%	(2.44)%	to	(0.21)%
2013	57,768,530	$17.228480	to	$18.110799	$197,701,864	0.30%	to	2.80%	0.32%	to	1.79%	15.73%	to	18.36%
Invesco V.I. Mid Cap Core Equity Fund
2017	39,924,474	$20.685989	to	$22.762061	$110,933,838	0.50%	to	2.80%	0.31%	to	0.49%	11.75%	to	14.08%
2016	46,659,005	$18.511422	to	$20.254163	$114,750,629	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	52,984,118	$16.782407	to	$17.952080	$116,893,551	0.30%	to	2.80%	—%	to	0.54%	(6.68)%	to	(4.57)%
2014	64,014,209	$17.983581	to	$18.605354	$149,442,498	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
2013	76,810,395	$17.708863	to	$17.950074	$174,545,433	0.50%	to	2.80%	0.53%	to	0.67%	25.26%	to	27.82%
Invesco V.I. Small Cap Equity Fund
2017	2,903,756	$24.335556	to	$27.508052	$69,706,636	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	3,431,554	$21.942004	to	$24.260672	$73,362,150	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	3,991,186	$20.135646	to	$21.757791	$77,353,213	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	4,688,533	$21.917230	to	$23.152218	$97,889,375	0.30%	to	2.80%	—%	to	—%	(0.47)%	to	1.78%
2013	6,260,948	$22.019679	to	$22.747432	$130,204,555	0.30%	to	2.80%	—%	to	0.01%	33.68%	to	36.67%
Invesco V.I. Balanced Risk Allocation Fund
2017	766,620	$12.798882	to	$14.861220	$10,680,721	0.50%	to	2.70%	3.56%	to	3.80%	6.91%	to	9.28%
2016	915,712	$11.972025	to	$13.757138	$11,768,580	0.30%	to	2.70%	0.19%	to	0.19%	8.55%	to	11.18%
2015	1,022,773	$11.029509	to	$12.255624	$11,957,046	0.50%	to	2.70%	4.15%	to	4.15%	(6.95)%	to	(4.88)%
2014	1,176,690	$11.853050	to	$12.883948	$14,602,432	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
2013	1,570,723	$11.503600	to	$12.249085	$18,718,879	0.50%	to	2.75%	1.36%	to	1.50%	(1.33)%	to	0.91%
Invesco V.I. Diversified Dividend Fund
2017	14,792	$18.188913	to	$19.666272	$280,816	1.35%	to	2.50%	0.47%	to	1.37%	5.67%	to	6.89%
2016	16,894	$17.212579	to	$18.397906	$302,253	1.35%	to	2.50%	1.07%	to	1.15%	11.71%	to	13.00%
2015	14,746	$15.408296	to	$16.281129	$234,167	1.35%	to	2.50%	1.11%	to	1.43%	(0.70)%	to	0.45%
2014	19,121	$15.516592	to	$16.208073	$305,336	1.35%	to	2.50%	1.45%	to	1.56%	9.76%	to	11.03%
2013	20,367	$14.137224	to	$14.598406	$293,702	1.35%	to	2.50%	—%	to	2.32%	27.54%	to	29.01%
Invesco V.I. Government Money Market Fund
2017	12,073,673	$8.876326	to	$9.932618	$112,207,073	0.30%	to	2.75%	0.52%	to	0.59%	(2.16)%	to	0.26%
2016	14,056,046	$9.056470	to	$9.906673	$132,108,464	0.30%	to	2.80%	—%	to	0.08%	(2.67)%	to	(0.20)%
2015	16,822,793	$9.316811	to	$9.875737	$160,770,547	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2014	13,973,329	$9.575557	to	$9.924169	$135,908,765	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	12,785,917	$9.841269	to	$9.972607	$126,589,751	0.50%	to	2.75%	—%	to	0.01%	(1.59)%	to	(0.27)%
American Century VP Mid Cap Value Fund
2017	47,397	$20.869222	to	$22.362747	$1,030,394	0.50%	to	1.50%	1.31%	to	1.42%	9.81%	to	10.91%
2016	52,510	$19.005120	to	$20.402576	$1,033,246	0.30%	to	1.50%	0.68%	to	1.47%	20.89%	to	22.35%
2015	44,291	$15.720890	to	$16.675655	$716,584	0.30%	to	1.50%	1.49%	to	1.50%	(3.05)%	to	(1.87)%
2014	48,239	$16.214700	to	$16.994164	$801,413	0.30%	to	1.50%	1.01%	to	1.05%	14.51%	to	15.89%
2013	29,575	$14.160257	to	$14.664038	$424,726	0.30%	to	1.50%	0.84%	to	1.18%	27.97%	to	29.51%
American Funds Global Bond Fund
2017	6,241,749	$9.998043	to	$11.063204	$76,527,683	0.50%	to	2.80%	0.36%	to	0.64%	(0.02)%	to	3.90%
2016	6,012,338	$10.647519	to	$11.578507	$72,264,696	0.65%	to	2.80%	0.53%	to	0.55%	(0.12)%	to	2.05%
2015	6,995,613	$10.660491	to	$11.346048	$83,353,312	0.65%	to	2.80%	0.05%	to	0.05%	(6.72)%	to	(4.69)%
2014	9,116,977	$11.427881	to	$11.903991	$115,218,960	0.65%	to	2.80%	1.20%	to	1.21%	(1.41)%	to	0.73%
2013	11,290,616	$11.591365	to	$11.817451	$143,324,592	0.65%	to	2.80%	—%	to	—%	(5.27)%	to	(3.21)%
American Funds Global Growth and Income Fund
2017	12,007,007	$10.679784	to	$24.762218	$200,823,377	0.30%	to	2.80%	1.83%	to	2.07%	6.80%	to	22.59%
2016	11,176,644	$20.199758	to	$20.631414	$164,500,263	0.65%	to	2.80%	1.75%	to	1.87%	4.38%	to	6.65%
2015	13,110,986	$19.344990	to	$19.351769	$182,895,707	0.65%	to	2.80%	1.33%	to	1.92%	(4.07)%	to	(1.98)%
2014	15,798,685	$19.735829	to	$20.172002	$226,969,193	0.65%	to	2.80%	3.07%	to	3.79%	2.72%	to	4.96%
2013	19,831,073	$18.804035	to	$19.637414	$274,040,478	0.65%	to	2.80%	3.32%	to	3.71%	19.15%	to	21.74%
American Funds Asset Allocation Fund
2017	29,622,457	$10.478833	to	$22.039431	$646,846,987	0.30%	to	2.80%	1.06%	to	1.49%	4.79%	to	13.02%
2016	30,714,165	$19.500036	to	$21.401229	$615,841,369	0.65%	to	2.80%	1.63%	to	1.63%	6.39%	to	8.70%
2015	35,447,211	$18.328943	to	$19.688160	$662,185,767	0.65%	to	2.80%	1.51%	to	1.63%	(1.40)%	to	0.74%
2014	42,163,505	$18.589341	to	$19.543111	$791,683,183	0.65%	to	2.80%	1.44%	to	2.30%	2.49%	to	4.71%
2013	51,319,943	$18.138530	to	$18.663515	$931,691,583	0.65%	to	2.80%	1.45%	to	1.51%	20.28%	to	22.89%
American Funds Blue Chip Income and Growth Fund
2017	192,383,937	$10.915463	to	$27.019907	$444,164,415	0.50%	to	2.80%	1.53%	to	2.32%	9.15%	to	13.81%
2016	223,989,200	$23.741193	to	$26.532294	$424,290,310	0.65%	to	2.80%	1.90%	to	2.14%	15.42%	to	17.93%
2015	254,241,673	$20.568725	to	$22.498131	$412,227,632	0.65%	to	2.80%	1.84%	to	1.85%	(5.61)%	to	(3.56)%
2014	309,368,792	$21.791408	to	$23.328378	$524,639,657	0.65%	to	2.80%	2.68%	to	2.97%	12.18%	to	14.61%
2013	364,941,508	$19.426118	to	$20.354035	$545,529,305	0.65%	to	2.80%	1.87%	to	1.93%	29.33%	to	32.14%
American Funds Bond Fund
2017	45,395,249	$10.029764	to	$11.881812	$655,757,093	0.50%	to	2.80%	1.43%	to	2.12%	0.30%	to	0.80%
2016	37,622,843	$11.787218	to	$12.807547	$581,920,132	0.65%	to	2.80%	1.61%	to	1.82%	0.10%	to	2.28%
2015	41,707,585	$11.775228	to	$12.522379	$636,445,614	0.65%	to	2.80%	1.53%	to	1.70%	(2.49)%	to	(0.38)%
2014	49,995,861	$12.076501	to	$12.569562	$772,885,175	0.65%	to	2.80%	1.78%	to	2.50%	2.37%	to	4.60%
2013	62,429,269	$11.796759	to	$12.017256	$932,642,581	0.65%	to	2.80%	1.84%	to	2.05%	(4.86)%	to	(2.79)%
American Funds Global Growth Fund
2017	9,919,412	$10.690165	to	$27.374033	$241,148,675	0.50%	to	2.80%	0.48%	to	0.72%	6.90%	to	27.84%
2016	9,645,931	$21.095554	to	$21.412322	$199,082,119	0.65%	to	2.80%	0.89%	to	0.98%	(2.16)%	to	(0.03)%
2015	11,697,171	$21.102098	to	$21.884394	$243,330,240	0.65%	to	2.80%	0.98%	to	1.00%	3.98%	to	6.24%
2014	13,099,940	$19.861896	to	$21.045920	$261,257,937	0.65%	to	2.80%	1.05%	to	1.14%	(0.51)%	to	1.65%
2013	16,325,784	$19.539432	to	$21.154257	$325,981,493	0.65%	to	2.80%	1.24%	to	1.26%	25.61%	to	28.34%
American Funds Growth Fund
2017	70,312,303	$10.726522	to	$31.745880	$1,490,487,512	0.30%	to	2.80%	0.35%	to	0.49%	7.27%	to	24.75%
2016	62,485,415	$25.447295	to	$26.005317	$1,217,435,416	0.65%	to	2.80%	0.73%	to	0.80%	6.47%	to	8.78%
2015	74,103,321	$23.902017	to	$23.906739	$1,343,454,104	0.65%	to	2.80%	0.58%	to	0.61%	3.91%	to	6.17%
2014	88,681,039	$22.518307	to	$23.003194	$1,533,269,584	0.65%	to	2.80%	0.72%	to	0.87%	5.51%	to	7.81%
2013	110,847,056	$20.887799	to	$21.801334	$1,806,018,975	0.65%	to	2.80%	0.97%	to	1.03%	26.51%	to	29.26%
American Funds Growth-Income Fund
2017	59,038,124	$10.832443	to	$27.525937	$1,396,827,005	0.30%	to	2.80%	1.03%	to	1.44%	8.32%	to	19.00%
2016	57,283,146	$23.130093	to	$24.880536	$1,249,416,840	0.65%	to	2.80%	1.44%	to	1.56%	8.44%	to	10.80%
2015	67,483,085	$21.329406	to	$22.455693	$1,343,073,267	0.65%	to	2.80%	1.29%	to	1.31%	(1.35)%	to	0.80%
2014	81,385,307	$21.620632	to	$22.278013	$1,624,836,107	0.65%	to	2.80%	1.22%	to	1.60%	7.58%	to	9.92%
2013	103,037,858	$20.097293	to	$20.267894	$1,894,684,591	0.65%	to	2.80%	1.34%	to	1.60%	29.82%	to	32.64%
American Funds International Fund
2017	26,072,803	$10.720462	to	$20.126051	$419,068,069	0.30%	to	2.80%	1.12%	to	1.31%	7.20%	to	28.50%
2016	19,010,254	$15.062261	to	$15.662360	$284,007,792	0.65%	to	2.80%	1.24%	to	1.25%	0.67%	to	2.86%
2015	21,936,590	$14.643275	to	$15.557561	$322,137,950	0.65%	to	2.80%	1.22%	to	1.46%	(7.16)%	to	(5.14)%
2014	25,478,826	$15.437469	to	$16.758016	$399,232,673	0.65%	to	2.80%	1.26%	to	1.79%	(5.34)%	to	(3.28)%
2013	30,923,542	$15.961598	to	$17.703704	$508,181,057	0.65%	to	2.80%	1.34%	to	1.43%	18.28%	to	20.85%
American Funds New World Fund
2017	5,096,826	$10.879165	to	$19.733185	$130,777,921	0.30%	to	2.80%	0.77%	to	0.86%	8.79%	to	25.87%
2016	4,048,215	$14.854052	to	$15.677068	$100,940,043	0.65%	to	2.80%	0.74%	to	0.88%	2.35%	to	4.58%
2015	4,720,908	$14.204159	to	$15.316919	$113,909,236	0.65%	to	2.80%	0.51%	to	0.57%	(5.82)%	to	(3.77)%
2014	5,700,776	$14.760859	to	$16.263423	$144,818,397	0.65%	to	2.80%	0.89%	to	1.64%	(10.42)%	to	(8.47)%
2013	7,057,351	$16.126396	to	$18.154383	$198,682,325	0.65%	to	2.80%	1.06%	to	1.40%	8.30%	to	10.66%
American Funds Global Small Capitalization Fund
2017	7,574,123	$10.901655	to	$26.205876	$159,244,824	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	5,746,511	$18.971796	to	$21.406541	$123,282,848	0.65%	to	2.80%	0.23%	to	0.25%	(0.72)%	to	1.44%
2015	6,952,345	$18.703056	to	$21.561959	$148,360,655	0.65%	to	2.80%	—%	to	—%	(2.50)%	to	(0.38)%
2014	8,231,966	$18.775047	to	$22.115696	$178,438,387	0.65%	to	2.80%	0.12%	to	0.14%	(0.70)%	to	1.46%
2013	10,358,695	$18.504640	to	$22.271086	$224,224,571	0.65%	to	2.80%	0.61%	to	0.86%	24.74%	to	27.45%
Wells Fargo VT Omega Growth Fund
2017	39,818	$23.862098	to	$25.996768	$977,174	1.35%	to	2.50%	0.01%	to	0.01%	31.28%	to	32.79%
2016	36,279	$18.176955	to	$19.576908	$679,238	1.35%	to	2.50%	—%	to	—%	(1.96)%	to	(0.83)%
2015	45,278	$18.541240	to	$19.740818	$862,511	1.35%	to	2.50%	—%	to	—%	(1.16)%	to	(0.01)%
2014	49,932	$18.758542	to	$19.743762	$957,060	1.35%	to	2.50%	—%	to	—%	1.30%	to	2.47%
2013	70,368	$18.517769	to	$19.267475	$1,328,236	1.35%	to	2.50%	0.11%	to	0.13%	36.43%	to	38.01%
Fidelity® VIP Growth Portfolio
2017	332,885	$21.607217	to	$31.186229	$7,127,386	0.85%	to	2.75%	0.01%	to	0.09%	31.16%	to	33.68%
2016	304,106	$16.163987	to	$23.776883	$4,807,498	0.85%	to	2.75%	—%	to	—%	(2.18)%	to	(0.30)%
2015	396,131	$16.212806	to	$24.306204	$6,307,600	0.85%	to	2.75%	0.01%	to	0.03%	4.00%	to	6.00%
2014	464,276	$15.295179	to	$23.441676	$6,963,451	0.85%	to	2.70%	—%	to	—%	8.06%	to	10.07%
2013	451,696	$13.895443	to	$21.694064	$6,152,984	0.85%	to	2.70%	0.04%	to	0.05%	32.38%	to	34.85%
Fidelity® VIP Contrafund® Portfolio
2017	2,833,361	$27.420725	to	$30.862825	$61,032,652	0.30%	to	2.75%	0.49%	to	0.78%	18.29%	to	21.22%
2016	3,446,886	$23.180801	to	$25.459673	$61,582,760	0.30%	to	2.75%	—%	to	0.63%	4.81%	to	7.41%
2015	4,234,166	$22.117416	to	$23.703842	$71,037,540	0.30%	to	2.75%	0.72%	to	1.08%	(2.31)%	to	0.11%
2014	5,104,483	$22.640127	to	$23.676669	$85,715,982	0.30%	to	2.75%	0.76%	to	1.00%	8.63%	to	11.32%
2013	6,202,099	$20.842283	to	$21.078399	$93,638,207	0.50%	to	2.75%	0.81%	to	0.83%	27.40%	to	30.30%
Fidelity® VIP Mid Cap Portfolio
2017	2,170,961	$28.744400	to	$29.903032	$45,581,416	0.30%	to	2.75%	0.37%	to	0.48%	17.27%	to	20.18%
2016	2,617,830	$24.511615	to	$24.882901	$46,084,251	0.30%	to	2.75%	0.32%	to	0.33%	8.89%	to	11.59%
2015	3,237,684	$22.298947	to	$22.510998	$51,691,751	0.30%	to	2.75%	0.23%	to	0.30%	(4.30)%	to	(1.92)%
2014	3,896,587	$22.736200	to	$23.521879	$63,830,530	0.30%	to	2.75%	0.01%	to	0.02%	3.16%	to	5.71%
2013	4,998,451	$21.507218	to	$22.802430	$77,806,071	0.30%	to	2.75%	0.13%	to	0.28%	32.19%	to	35.46%
Fidelity® VIP Value Strategies Portfolio
2017	100,333	$19.933332	to	$33.760175	$2,017,527	0.85%	to	2.70%	0.62%	to	1.27%	15.91%	to	18.08%
2016	133,462	$16.881624	to	$29.125133	$2,288,094	0.85%	to	2.70%	0.91%	to	0.97%	6.36%	to	8.35%
2015	204,157	$15.581038	to	$27.383313	$3,176,777	0.85%	to	2.70%	0.82%	to	0.90%	(5.77)%	to	(4.01)%
2014	283,720	$16.231901	to	$29.060046	$4,574,058	0.85%	to	2.70%	0.50%	to	0.80%	3.68%	to	5.61%
2013	369,920	$13.998426	to	$15.369434	$5,633,750	0.85%	to	2.45%	0.65%	to	0.73%	27.03%	to	29.08%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2017	115,614	$22.432813	to	$30.876583	$2,518,380	0.75%	to	2.70%	0.29%	to	0.77%	20.21%	to	22.58%
2016	148,903	$18.300731	to	$25.684843	$2,632,250	0.75%	to	2.70%	0.73%	to	0.74%	(0.08)%	to	1.89%
2015	234,125	$17.960896	to	$25.704296	$4,032,502	0.75%	to	2.70%	0.59%	to	0.60%	(1.67)%	to	0.27%
2014	247,751	$17.912598	to	$26.140092	$4,284,335	0.75%	to	2.70%	0.03%	to	0.22%	7.71%	to	9.83%
2013	227,580	$16.308992	to	$24.268557	$3,598,618	0.75%	to	2.70%	0.09%	to	0.12%	34.57%	to	37.22%
Fidelity® VIP Strategic Income Portfolio
2017	122,694	$12.204593	to	$16.292343	$1,766,495	0.30%	to	1.50%	2.99%	to	3.00%	5.94%	to	7.22%
2016	107,284	$11.519829	to	$14.968580	$1,422,291	0.50%	to	1.50%	3.38%	to	8.18%	6.41%	to	7.48%
2015	84,222	$10.825956	to	$13.927036	$1,080,696	0.50%	to	1.50%	2.43%	to	2.56%	(3.40)%	to	(2.42)%
2014	102,544	$11.206529	to	$14.273150	$1,332,036	0.50%	to	1.50%	2.76%	to	2.87%	1.83%	to	2.86%
2013	95,919	$11.004604	to	$14.002020	$1,233,705	0.30%	to	1.50%	0.10%	to	3.66%	(1.45)%	to	(0.27)%
Franklin Rising Dividends VIP Fund
2017	14,009,676	$25.807302	to	$31.095051	$399,111,952	0.30%	to	2.80%	1.33%	to	1.61%	17.23%	to	20.04%
2016	16,623,896	$22.014024	to	$25.903195	$399,706,589	0.30%	to	2.80%	0.85%	to	1.01%	12.84%	to	15.59%
2015	19,627,341	$19.509293	to	$22.410058	$414,023,269	0.30%	to	2.80%	1.44%	to	1.47%	(6.31)%	to	(4.04)%
2014	23,625,692	$20.822970	to	$23.353392	$526,505,475	0.30%	to	2.80%	1.26%	to	1.38%	5.72%	to	8.29%
2013	29,710,602	$19.696171	to	$21.565145	$621,186,179	0.30%	to	2.80%	1.20%	to	1.78%	26.11%	to	29.19%
Franklin Income VIP Fund
2017	28,538,059	$20.285231	to	$20.895917	$606,827,557	0.30%	to	2.80%	4.21%	to	8.01%	6.65%	to	9.22%
2016	33,949,625	$19.021188	to	$19.131689	$669,321,675	0.30%	to	2.80%	4.34%	to	10.13%	10.88%	to	13.53%
2015	40,775,427	$16.851996	to	$17.155407	$716,791,811	0.30%	to	2.80%	4.43%	to	4.60%	(9.62)%	to	(7.42)%
2014	50,807,294	$18.203398	to	$18.981745	$979,864,434	0.30%	to	2.80%	3.04%	to	4.69%	1.73%	to	4.21%
2013	63,847,445	$17.468133	to	$18.659483	$1,196,794,237	0.30%	to	2.80%	2.32%	to	4.85%	10.80%	to	13.51%
Franklin Large Cap Growth VIP Fund
2017	2,939,730	$23.759455	to	$24.293354	$60,185,340	0.85%	to	2.80%	0.46%	to	0.61%	24.57%	to	27.02%
2016	3,376,113	$18.704876	to	$19.501475	$55,050,262	0.85%	to	2.80%	—%	to	—%	(4.50)%	to	(2.62)%
2015	4,315,235	$19.208827	to	$20.421344	$72,753,062	0.85%	to	2.80%	0.27%	to	0.27%	2.71%	to	4.73%
2014	4,992,901	$18.341304	to	$19.883080	$81,345,950	0.85%	to	2.80%	1.05%	to	1.08%	9.36%	to	11.51%
2013	5,765,894	$16.448279	to	$18.182031	$85,241,546	0.85%	to	2.80%	1.11%	to	1.12%	25.08%	to	27.55%
Franklin Global Real Estate VIP Fund
2017	208,226	$18.591557	to	$31.517252	$4,998,111	0.95%	to	2.80%	3.01%	to	3.18%	7.42%	to	9.43%
2016	240,880	$17.306622	to	$28.801366	$5,290,790	0.95%	to	2.80%	—%	to	1.17%	(2.23)%	to	(0.41)%
2015	270,095	$17.701964	to	$28.919703	$6,008,852	0.95%	to	2.80%	3.12%	to	3.18%	(2.21)%	to	(0.38)%
2014	329,570	$18.101196	to	$29.029698	$7,397,583	0.95%	to	2.80%	0.45%	to	0.46%	11.84%	to	13.92%
2013	377,266	$16.185507	to	$25.481823	$7,469,531	0.95%	to	2.80%	4.49%	to	4.54%	(0.51)%	to	1.35%
Franklin Small-Mid Cap Growth VIP Fund
2017	7,468,122	$27.599807	to	$29.834508	$137,382,495	0.30%	to	2.80%	—%	to	—%	18.05%	to	20.94%
2016	8,821,024	$23.380067	to	$24.668667	$136,352,797	0.30%	to	2.80%	—%	to	—%	1.29%	to	3.72%
2015	10,438,844	$23.081525	to	$23.783036	$157,452,312	0.30%	to	2.80%	—%	to	—%	(5.35)%	to	(3.06)%
2014	12,376,717	$24.385128	to	$24.533967	$196,223,167	0.30%	to	2.80%	—%	to	—%	4.50%	to	7.07%
2013	15,807,750	$22.914198	to	$23.334129	$238,352,339	0.30%	to	2.80%	—%	to	—%	34.34%	to	37.58%
Franklin Small Cap Value VIP Fund
2017	3,080,722	$28.621801	to	$32.012289	$58,630,176	0.30%	to	2.75%	0.04%	to	0.67%	7.65%	to	10.23%
2016	3,800,291	$26.587670	to	$29.040831	$66,275,531	0.30%	to	2.75%	0.46%	to	0.66%	26.66%	to	29.73%
2015	3,650,059	$20.991766	to	$22.385491	$50,212,815	0.30%	to	2.75%	0.09%	to	0.89%	(9.90)%	to	(7.80)%
2014	4,294,345	$23.298291	to	$24.278304	$64,712,254	0.30%	to	2.75%	0.08%	to	0.74%	(2.16)%	to	0.18%
2013	5,683,963	$23.812141	to	$24.235365	$86,274,032	0.30%	to	2.75%	0.59%	to	1.09%	32.54%	to	35.72%
Franklin Strategic Income VIP Fund
2017	14,549,002	$15.357547	to	$15.805359	$277,263,838	0.30%	to	2.80%	2.69%	to	3.09%	1.85%	to	4.15%
2016	16,575,714	$15.079310	to	$15.175713	$307,649,697	0.30%	to	2.80%	3.21%	to	3.21%	5.26%	to	7.54%
2015	19,935,188	$14.111690	to	$14.325250	$347,847,567	0.30%	to	2.80%	6.11%	to	6.59%	(6.28)%	to	(4.26)%
2014	24,233,651	$14.740091	to	$15.285334	$449,783,789	0.30%	to	2.80%	5.54%	to	5.71%	(0.70)%	to	1.45%
2013	29,798,024	$14.529719	to	$15.392925	$552,057,488	0.30%	to	2.80%	5.68%	to	5.76%	0.66%	to	2.86%
Franklin Mutual Shares VIP Fund
2017	22,437,624	$20.882885	to	$24.016641	$498,668,499	0.30%	to	2.80%	1.60%	to	2.17%	5.36%	to	7.93%
2016	26,236,946	$19.821188	to	$22.252692	$546,352,159	0.30%	to	2.80%	2.10%	to	3.48%	12.85%	to	15.59%
2015	31,289,744	$17.563602	to	$19.250716	$569,611,868	0.30%	to	2.80%	2.83%	to	3.05%	(7.56)%	to	(5.33)%
2014	37,084,769	$19.000464	to	$20.335484	$722,392,206	0.30%	to	2.80%	1.32%	to	2.02%	4.16%	to	6.72%
2013	46,988,463	$18.240897	to	$19.054677	$866,111,651	0.30%	to	2.80%	2.37%	to	2.42%	24.72%	to	27.67%
Templeton Developing Markets VIP Fund
2017	2,409,893	$10.988310	to	$19.226779	$54,805,799	0.75%	to	2.80%	0.82%	to	0.83%	36.77%	to	39.26%
2016	2,745,982	$7.890648	to	$14.057444	$44,835,464	0.75%	to	2.80%	0.64%	to	1.08%	14.54%	to	16.44%
2015	3,077,756	$6.776297	to	$12.272687	$42,699,194	0.75%	to	2.80%	1.80%	to	2.47%	(21.65)%	to	(20.30)%
2014	3,719,348	$8.502407	to	$15.711905	$64,426,917	0.75%	to	2.75%	1.27%	to	1.77%	(10.58)%	to	(9.17)%
2013	4,628,423	$9.360340	to	$17.571473	$88,623,337	0.75%	to	2.75%	1.48%	to	2.07%	(3.43)%	to	(1.81)%
Templeton Foreign VIP Fund
2017	12,756,762	$16.682072	to	$17.761339	$187,462,676	0.30%	to	2.80%	1.03%	to	2.82%	13.47%	to	16.27%
2016	14,926,905	$14.701483	to	$15.275854	$190,816,473	0.30%	to	2.80%	1.63%	to	1.95%	4.22%	to	6.77%
2015	17,288,950	$14.106765	to	$14.307226	$209,657,204	0.30%	to	2.80%	2.09%	to	3.24%	(9.08)%	to	(6.93)%
2014	19,516,625	$15.372277	to	$15.514908	$257,467,042	0.30%	to	2.80%	1.45%	to	1.71%	(13.59)%	to	(11.49)%
2013	22,822,236	$17.367091	to	$17.954390	$344,232,677	0.30%	to	2.80%	2.10%	to	2.18%	19.58%	to	22.49%
Templeton Growth VIP Fund
2017	10,606,309	$20.215726	to	$22.065681	$189,772,954	0.50%	to	2.80%	1.45%	to	1.61%	15.23%	to	17.79%
2016	12,771,580	$17.543805	to	$18.733633	$195,538,651	0.50%	to	2.80%	1.54%	to	1.91%	6.59%	to	8.92%
2015	15,212,313	$16.458720	to	$17.199491	$216,171,880	0.50%	to	2.80%	2.39%	to	2.67%	(9.07)%	to	(7.01)%
2014	18,432,369	$18.100487	to	$18.496229	$284,644,288	0.50%	to	2.80%	1.24%	to	1.34%	(5.50)%	to	(3.37)%
2013	23,123,937	$19.140368	to	$19.153890	$374,312,587	0.50%	to	2.80%	2.62%	to	2.63%	27.21%	to	29.99%
Franklin Mutual Global Discovery VIP Fund
2017	7,598,510	$18.963990	to	$21.424104	$210,755,251	0.30%	to	2.80%	—%	to	2.03%	5.60%	to	8.18%
2016	8,749,935	$17.958351	to	$19.804647	$227,709,995	0.30%	to	2.80%	0.02%	to	1.63%	9.08%	to	11.68%
2015	10,580,504	$16.463719	to	$17.732712	$249,448,913	0.30%	to	2.80%	2.61%	to	2.78%	(6.31)%	to	(4.03)%
2014	12,507,613	$17.572790	to	$18.477426	$311,837,827	0.30%	to	2.80%	1.57%	to	2.37%	2.79%	to	5.28%
2013	15,452,593	$17.095911	to	$17.550648	$370,297,414	0.30%	to	2.80%	1.79%	to	2.25%	24.09%	to	27.14%
Franklin Flex Cap Growth VIP Fund
2017	1,155,409	$23.630633	to	$26.977144	$22,759,157	0.30%	to	2.75%	—%	to	—%	23.50%	to	26.41%
2016	1,418,488	$19.134239	to	$21.023945	$22,402,487	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	1,789,660	$20.252735	to	$21.778839	$29,564,063	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	2,190,538	$19.946646	to	$20.982180	$35,257,492	0.50%	to	2.75%	—%	to	—%	3.23%	to	5.45%
2013	2,644,159	$19.323070	to	$20.077906	$40,741,967	0.30%	to	2.75%	—%	to	—%	33.76%	to	36.86%
Templeton Global Bond VIP Fund
2017	3,470,775	$13.258132	to	$14.473838	$47,195,841	0.30%	to	2.75%	—%	to	—%	(1.00)%	to	1.46%
2016	3,978,351	$13.391947	to	$14.266090	$53,896,474	0.30%	to	2.75%	—%	to	—%	0.08%	to	2.56%
2015	4,718,501	$13.381345	to	$13.909852	$62,842,788	0.30%	to	2.75%	7.45%	to	9.62%	(6.99)%	to	(4.68)%
2014	5,510,026	$14.386281	to	$14.592335	$77,872,315	0.30%	to	2.75%	5.06%	to	5.06%	(1.07)%	to	1.39%
2013	6,466,974	$14.392405	to	$14.541172	$91,465,010	0.30%	to	2.75%	3.55%	to	4.69%	(1.22)%	to	1.23%
Hartford Balanced HLS Fund
2017	1,009,281	$18.463892	to	$22.018140	$17,409,773	0.75%	to	2.75%	2.08%	to	2.41%	12.46%	to	14.73%
2016	986,472	$16.093710	to	$19.579225	$14,912,187	0.75%	to	2.75%	2.74%	to	2.83%	3.16%	to	5.24%
2015	1,065,609	$15.291803	to	$19.046884	$15,451,065	0.75%	to	2.70%	1.90%	to	3.63%	(2.49)%	to	(0.57)%
2014	1,294,832	$15.379592	to	$19.533503	$19,029,607	0.75%	to	2.70%	1.81%	to	1.83%	6.87%	to	8.97%
2013	1,512,772	$14.113578	to	$18.278484	$20,632,562	0.75%	to	2.70%	1.56%	to	1.58%	17.96%	to	20.28%

Hartford Total Return Bond HLS Fund
2017	32,000,872	$12.993794	to	$14.783073	$415,178,451	0.30%	to	2.75%	2.48%	to	3.07%	2.31%	to	4.84%
2016	34,316,558	$12.700874	to	$14.100157	$428,905,117	0.30%	to	2.75%	2.54%	to	2.60%	1.66%	to	4.18%
2015	39,375,169	$12.493519	to	$13.534310	$477,127,747	0.30%	to	2.75%	2.64%	to	3.28%	(3.28)%	to	(0.88)%
2014	46,292,016	$12.917758	to	$13.655147	$571,968,762	0.30%	to	2.75%	2.68%	to	3.31%	3.02%	to	5.57%
2013	62,030,472	$12.539611	to	$12.934646	$733,978,421	0.30%	to	2.75%	3.60%	to	5.26%	(4.04)%	to	(1.66)%
Hartford Capital Appreciation HLS Fund
2017	19,295,231	$28.173404	to	$29.179248	$360,299,836	0.30%	to	2.75%	0.73%	to	1.18%	18.83%	to	21.77%

2016	23,607,077	$23.709489	to	$23.962093	$365,083,148	0.30%	to	2.75%	1.14%	to	1.17%	2.66%	to	5.21%
2015	28,153,379	$22.776496	to	$23.095343	$417,093,368	0.30%	to	2.75%	0.93%	to	0.99%	(1.72)%	to	0.71%
2014	34,264,581	$22.614953	to	$23.500457	$507,446,086	0.30%	to	2.75%	0.78%	to	0.89%	4.40%	to	6.99%
2013	45,789,660	$21.138320	to	$22.510948	$636,714,458	0.30%	to	2.75%	0.36%	to	0.97%	35.31%	to	38.66%
Hartford Dividend and Growth HLS Fund
2017	13,309,362	$26.258956	to	$30.881557	$282,222,360	0.30%	to	2.75%	0.92%	to	2.20%	15.15%	to	18.00%
2016	16,093,679	$22.804408	to	$26.170193	$291,705,438	0.30%	to	2.75%	1.57%	to	2.05%	11.77%	to	14.54%
2015	19,351,305	$20.402947	to	$22.847762	$308,876,581	0.30%	to	2.75%	1.47%	to	1.64%	(3.84)%	to	(1.45)%
2014	23,221,375	$21.217438	to	$23.184705	$379,363,203	0.30%	to	2.75%	1.04%	to	2.38%	9.90%	to	12.62%
2013	32,101,247	$19.306809	to	$20.586382	$469,218,428	0.30%	to	2.75%	1.42%	to	1.74%	28.35%	to	31.53%
Hartford Global Growth HLS Fund
2017	266,440	$28.819467	to	$31.257445	$5,185,145	0.30%	to	2.75%	—%	to	0.50%	29.13%	to	32.33%
2016	262,329	$11.870966	to	$22.318351	$3,856,725	0.30%	to	2.75%	—%	to	0.68%	(0.81)%	to	1.41%
2015	330,750	$11.706080	to	$22.501304	$4,709,379	0.30%	to	2.75%	—%	to	0.29%	5.11%	to	7.44%
2014	260,942	$10.895575	to	$21.473127	$3,554,428	0.30%	to	2.70%	—%	to	0.56%	3.94%	to	8.96%
2013	228,334	$20.081546	to	$20.658365	$3,033,315	0.50%	to	2.70%	0.21%	to	0.65%	32.67%	to	35.62%
Hartford Disciplined Equity HLS Fund
2017	3,055,760	$30.153710	to	$34.465864	$70,287,111	0.30%	to	2.75%	0.87%	to	0.92%	18.61%	to	21.55%
2016	3,658,924	$25.422223	to	$28.354952	$69,893,555	0.30%	to	2.75%	0.92%	to	0.98%	2.89%	to	5.44%
2015	4,311,941	$24.707800	to	$26.891203	$78,922,730	0.30%	to	2.75%	0.76%	to	1.20%	3.94%	to	6.51%
2014	5,401,238	$23.771907	to	$25.246540	$93,748,052	0.30%	to	2.75%	0.39%	to	1.38%	13.03%	to	15.83%
2013	7,766,959	$21.031419	to	$21.795609	$116,872,515	0.30%	to	2.75%	0.29%	to	1.10%	32.14%	to	35.41%
Hartford Growth Opportunities HLS Fund
2017	4,719,521	$32.576607	to	$37.095472	$105,474,239	0.30%	to	2.75%	—%	to	—%	26.91%	to	30.06%
2016	6,005,130	$25.668615	to	$28.522519	$103,653,883	0.30%	to	2.75%	0.43%	to	0.44%	(3.19)%	to	(0.79)%
2015	7,231,563	$26.514567	to	$28.749309	$127,043,781	0.30%	to	2.75%	0.13%	to	0.14%	8.71%	to	11.40%
2014	9,265,589	$24.391204	to	$25.807052	$147,044,785	0.30%	to	2.75%	0.19%	to	0.29%	11.05%	to	13.80%
2013	11,514,449	$21.964512	to	$22.677114	$159,748,073	0.30%	to	2.75%	0.01%	to	0.01%	32.06%	to	35.34%
Hartford High Yield HLS Fund
2017	1,518,613	$21.525513	to	$21.775628	$27,273,539	0.30%	to	2.75%	5.18%	to	6.35%	4.69%	to	7.28%
2016	1,784,247	$20.064318	to	$20.800753	$30,002,601	0.30%	to	2.75%	6.07%	to	6.18%	11.15%	to	13.91%
2015	1,918,000	$17.614511	to	$18.713796	$29,061,362	0.30%	to	2.75%	3.76%	to	7.66%	(6.90)%	to	(4.59)%
2014	2,411,993	$18.462129	to	$20.101003	$38,582,200	0.30%	to	2.75%	6.58%	to	9.09%	(0.20)%	to	2.27%
2013	3,095,589	$18.052194	to	$20.142133	$48,924,260	0.30%	to	2.75%	7.19%	to	8.49%	3.54%	to	6.11%
Hartford International Opportunities HLS Fund
2017	2,335,203	$19.912101	to	$21.551337	$32,179,511	0.30%	to	2.75%	1.38%	to	1.45%	21.86%	to	24.88%
2016	2,809,239	$16.340564	to	$17.258079	$31,168,276	0.30%	to	2.75%	—%	to	1.69%	(1.49)%	to	0.95%
2015	3,239,257	$16.587690	to	$16.874218	$35,938,493	0.50%	to	2.75%	1.26%	to	1.44%	(0.89)%	to	1.37%
2014	3,886,054	$16.736370	to	$16.830703	$42,778,575	0.30%	to	2.75%	—%	to	2.15%	(6.48)%	to	(4.16)%
2013	4,717,147	$17.561624	to	$17.896543	$54,368,079	0.30%	to	2.75%	2.10%	to	2.94%	18.26%	to	21.19%
Hartford Small/Mid Cap Equity HLS Fund
2017	254,084	$21.142541	to	$31.513895	$5,336,612	0.75%	to	2.75%	—%	to	—%	11.32%	to	13.57%
2016	285,147	$18.452482	to	$28.423377	$5,289,564	0.85%	to	2.70%	0.88%	to	1.48%	13.38%	to	15.50%
2015	346,758	$15.976238	to	$25.068396	$5,528,895	0.85%	to	2.70%	1.26%	to	1.51%	(7.27)%	to	(5.54)%
2014	423,478	$16.913383	to	$27.034635	$7,167,689	0.85%	to	2.70%	0.84%	to	1.49%	2.42%	to	4.33%
2013	532,429	$16.210977	to	$26.328652	$8,835,165	0.85%	to	2.75%	0.70%	to	1.35%	33.78%	to	36.35%

Hartford Ultrashort Bond HLS Fund
2017	117,103,265	$7.932890	to	$9.907999	$135,483,984	0.30%	to	2.80%	0.50%	to	0.68%	(1.78)%	to	0.50%
2016	137,441,753	$8.076279	to	$9.858641	$164,861,963	0.30%	to	2.80%	0.17%	to	0.47%	(1.82)%	to	0.34%
2015	161,425,005	$8.226209	to	$9.824980	$196,796,827	0.30%	to	2.80%	—%	to	0.32%	(2.64)%	to	(0.39)%
2014	201,242,987	$8.449044	to	$9.863416	$245,915,008	0.30%	to	2.80%	—%	to	—%	(2.66)%	to	(0.40)%
2013	284,272,584	$8.680299	to	$9.902898	$359,160,633	0.30%	to	2.80%	—%	to	—%	(2.76)%	to	(0.40)%
Hartford Small Company HLS Fund
2017	459,894	$26.778910	to	$30.398870	$9,371,476	0.30%	to	2.75%	—%	to	—%	22.94%	to	25.98%
2016	574,346	$21.782727	to	$24.129307	$9,304,990	0.30%	to	2.75%	—%	to	—%	(0.72)%	to	1.74%
2015	708,091	$21.941570	to	$23.410469	$11,294,114	0.50%	to	2.75%	—%	to	—%	(10.70)%	to	(8.67)%
2014	899,570	$24.571503	to	$25.632868	$15,918,053	0.50%	to	2.75%	—%	to	—%	4.17%	to	6.54%
2013	1,310,809	$23.588625	to	$24.277572	$21,697,890	0.30%	to	2.75%	0.08%	to	0.09%	40.47%	to	43.95%
Hartford SmallCap Growth HLS Fund
2017	270,646	$29.113197	to	$37.806308	$7,539,079	0.85%	to	2.70%	0.04%	to	0.04%	16.88%	to	19.06%
2016	262,837	$24.452916	to	$32.347106	$6,187,974	0.85%	to	2.70%	0.15%	to	0.16%	9.38%	to	11.42%
2015	349,639	$21.946095	to	$29.572946	$7,438,316	0.85%	to	2.70%	0.06%	to	0.08%	(3.20)%	to	(1.39)%
2014	386,127	$22.255139	to	$30.456529	$8,426,751	0.85%	to	2.75%	0.04%	to	0.07%	2.96%	to	4.94%
2013	558,459	$21.207706	to	$29.579870	$11,759,718	0.85%	to	2.75%	—%	to	0.41%	40.94%	to	43.65%
Hartford Stock HLS Fund
2017	142,368	$21.041260	to	$28.859313	$2,911,375	0.75%	to	2.75%	1.81%	to	1.86%	16.60%	to	18.95%
2016	160,751	$17.688900	to	$24.751131	$2,749,650	0.75%	to	2.75%	1.82%	to	1.90%	4.50%	to	6.61%
2015	127,336	$16.591820	to	$23.684955	$2,042,478	0.75%	to	2.75%	1.68%	to	1.83%	(0.04)%	to	1.98%
2014	135,218	$16.270343	to	$23.767583	$2,184,736	0.75%	to	2.70%	1.92%	to	4.56%	8.34%	to	10.48%
2013	162,836	$14.727613	to	$21.937608	$2,376,059	0.75%	to	2.70%	1.98%	to	2.02%	28.73%	to	31.26%
Hartford U.S. Government Securities HLS Fund
2017	2,015,426	$9.645033	to	$11.938637	$20,782,466	0.30%	to	2.75%	—%	to	1.26%	(1.43)%	to	1.01%
2016	2,282,900	$9.784952	to	$11.818688	$23,603,588	0.30%	to	2.75%	1.52%	to	2.28%	(1.21)%	to	1.24%
2015	2,339,514	$9.905117	to	$11.674274	$24,164,613	0.30%	to	2.75%	1.73%	to	1.82%	(1.19)%	to	1.26%
2014	1,996,216	$10.024703	to	$11.403055	$20,624,542	0.50%	to	2.75%	2.05%	to	2.24%	—%	to	2.30%
2013	2,543,568	$10.022108	to	$11.146482	$25,954,659	0.50%	to	2.75%	2.06%	to	2.38%	(4.35)%	to	(2.17)%
Hartford Value HLS Fund
2017	706,916	$24.710029	to	$28.535135	$14,268,660	0.50%	to	2.70%	1.14%	to	1.83%	12.37%	to	14.86%
2016	858,340	$21.990602	to	$24.842421	$15,091,684	0.50%	to	2.70%	1.71%	to	1.72%	10.67%	to	13.13%
2015	1,049,254	$19.871301	to	$21.959894	$16,383,347	0.50%	to	2.70%	1.54%	to	1.55%	(5.66)%	to	(3.56)%
2014	1,225,238	$21.064438	to	$22.771698	$19,906,746	0.50%	to	2.70%	1.47%	to	1.50%	8.40%	to	10.81%
2013	1,559,325	$19.382840	to	$20.550139	$22,957,524	0.50%	to	2.75%	0.72%	to	1.39%	28.36%	to	31.28%
Lord Abbett Fundamental Equity Fund
2017	489,396	$19.639304	to	$24.442408	$10,425,364	0.30%	to	1.50%	1.01%	to	1.08%	10.90%	to	12.24%
2016	590,335	$17.709076	to	$21.777355	$11,260,482	0.30%	to	1.50%	1.13%	to	1.16%	14.02%	to	15.40%
2015	749,744	$15.531399	to	$18.871612	$12,415,393	0.30%	to	1.50%	1.11%	to	1.18%	(4.88)%	to	(3.73)%
2014	829,970	$16.328531	to	$19.603342	$14,338,556	0.30%	to	1.50%	0.39%	to	0.41%	5.55%	to	6.82%
2013	916,947	$15.470435	to	$18.351660	$14,954,661	0.30%	to	1.50%	0.22%	to	0.25%	33.74%	to	35.35%
Lord Abbett Calibrated Dividend Growth Fund
2017	744,634	$22.380222	to	$24.950037	$15,778,135	0.85%	to	2.70%	1.39%	to	1.65%	15.95%	to	18.12%
2016	829,625	$18.947640	to	$21.517417	$15,026,874	0.85%	to	2.70%	1.51%	to	1.73%	12.04%	to	14.13%
2015	818,367	$16.602197	to	$19.205816	$13,043,354	0.85%	to	2.70%	1.69%	to	1.78%	(4.74)%	to	(2.96)%

2014	920,900	$15.338077	to	$17.108718	$15,224,523	0.85%	to	2.45%	1.61%	to	1.76%	8.84%	to	10.60%
2013	1,206,059	$14.091974	to	$15.469389	$18,126,146	0.85%	to	2.45%	1.26%	to	1.50%	24.83%	to	26.84%
Lord Abbett Bond Debenture Fund
2017	1,944,938	$19.074756	to	$19.774784	$34,529,633	0.30%	to	2.75%	4.24%	to	5.27%	6.25%	to	8.88%
2016	2,191,012	$17.518370	to	$18.611543	$36,091,538	0.30%	to	2.75%	2.34%	to	4.59%	9.09%	to	11.80%
2015	2,462,725	$15.669714	to	$17.060285	$36,709,515	0.30%	to	2.75%	3.52%	to	5.91%	(4.20)%	to	(1.83)%
2014	2,959,499	$15.961104	to	$17.808571	$45,468,923	0.30%	to	2.75%	3.54%	to	4.35%	1.52%	to	4.03%
2013	3,699,709	$15.342188	to	$17.542552	$55,209,422	0.30%	to	2.75%	4.15%	to	4.39%	5.24%	to	7.85%
Lord Abbett Growth and Income Fund
2017	358,117	$22.488239	to	$23.485274	$6,380,452	0.50%	to	2.70%	1.30%	to	1.35%	10.36%	to	12.82%
2016	451,693	$20.376761	to	$20.817381	$7,083,092	0.50%	to	2.70%	1.17%	to	1.38%	13.99%	to	16.53%
2015	560,989	$17.864529	to	$17.875274	$7,622,513	0.50%	to	2.70%	1.20%	to	1.20%	(5.45)%	to	(3.35)%
2014	692,897	$18.483270	to	$18.906066	$9,796,907	0.50%	to	2.70%	0.53%	to	0.67%	4.79%	to	7.12%
2013	855,047	$17.255404	to	$18.042659	$11,416,004	0.50%	to	2.70%	0.46%	to	0.61%	32.28%	to	35.22%
MFS® Growth Fund
2017	7,074,218	$31.474515	to	$34.422833	$129,988,680	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	8,637,030	$24.631996	to	$26.339016	$122,778,839	0.30%	to	2.80%	—%	to	0.05%	(0.39)%	to	1.87%
2015	10,041,725	$24.727335	to	$25.520887	$140,739,991	0.50%	to	2.80%	—%	to	0.20%	4.59%	to	6.77%
2014	11,391,500	$23.642338	to	$23.903523	$152,064,452	0.50%	to	2.80%	—%	to	0.10%	5.94%	to	8.14%
2013	14,207,698	$22.303628	to	$22.317418	$178,720,894	0.30%	to	2.80%	—%	to	0.24%	33.08%	to	36.09%
MFS® Global Equity Fund
2017	677,506	$25.095961	to	$33.295481	$17,955,365	0.85%	to	2.80%	0.83%	to	0.84%	20.65%	to	23.02%
2016	792,564	$20.801372	to	$27.065192	$17,286,675	0.85%	to	2.80%	0.94%	to	1.00%	4.38%	to	6.44%
2015	902,321	$19.928024	to	$25.428183	$18,594,347	0.85%	to	2.80%	1.04%	to	1.09%	(4.14)%	to	(2.25)%
2014	1,054,058	$20.787805	to	$26.012901	$22,414,530	0.85%	to	2.80%	0.69%	to	0.73%	1.01%	to	2.99%
2013	1,299,109	$20.633337	to	$25.256535	$27,230,932	0.85%	to	2.75%	1.03%	to	1.07%	24.35%	to	26.73%
MFS® Investors Trust Fund
2017	6,645,003	$25.683454	to	$28.999979	$125,968,764	0.50%	to	2.80%	0.55%	to	0.59%	19.94%	to	22.41%
2016	7,912,747	$21.413220	to	$23.690084	$123,783,570	0.50%	to	2.80%	0.59%	to	0.86%	5.59%	to	7.78%
2015	9,578,000	$20.279694	to	$21.981049	$140,460,975	0.50%	to	2.80%	0.69%	to	0.89%	(2.55)%	to	(0.55)%
2014	11,987,858	$20.810395	to	$22.101507	$178,823,281	0.50%	to	2.80%	0.81%	to	1.14%	7.94%	to	10.16%
2013	15,608,746	$19.279366	to	$20.063384	$213,740,356	0.50%	to	2.80%	1.00%	to	1.73%	28.41%	to	31.08%
MFS® Mid Cap Growth Fund
2017	3,995,361	$13.198596	to	$33.323344	$45,491,916	0.70%	to	2.80%	0.12%	to	0.12%	23.49%	to	26.11%
2016	4,642,247	$10.465894	to	$26.984205	$42,265,469	0.70%	to	2.80%	—%	to	—%	2.01%	to	4.18%
2015	5,921,373	$10.046107	to	$26.451622	$52,127,831	0.70%	to	2.80%	—%	to	—%	1.72%	to	3.88%
2014	6,283,614	$9.670650	to	$26.003493	$53,878,020	0.70%	to	2.80%	—%	to	—%	5.86%	to	8.10%
2013	7,587,420	$8.945794	to	$24.564919	$60,765,890	0.70%	to	2.80%	—%	to	—%	33.92%	to	36.76%
MFS® New Discovery Fund
2017	3,381,773	$18.373911	to	$36.811059	$81,873,280	0.30%	to	2.80%	—%	to	—%	23.16%	to	25.95%
2016	4,050,785	$14.587915	to	$29.888778	$78,731,933	0.30%	to	2.80%	—%	to	—%	6.04%	to	8.47%
2015	4,804,092	$13.448482	to	$28.186188	$87,687,735	0.30%	to	2.80%	—%	to	—%	(4.60)%	to	(2.44)%
2014	6,101,489	$13.784625	to	$29.543884	$115,937,160	0.30%	to	2.80%	—%	to	—%	(9.82)%	to	(7.77)%
2013	8,386,327	$14.946075	to	$32.761080	$174,807,224	0.30%	to	2.80%	—%	to	—%	37.62%	to	40.79%
MFS® Total Return Fund
2017	18,942,270	$18.531286	to	$20.856045	$392,914,262	0.50%	to	2.80%	2.18%	to	2.33%	9.20%	to	11.47%

2016	21,338,580	$16.970149	to	$18.710636	$402,120,648	0.50%	to	2.80%	2.72%	to	3.44%	6.08%	to	8.27%
2015	24,907,211	$15.997080	to	$17.281075	$438,472,800	0.50%	to	2.80%	2.36%	to	2.60%	(3.12)%	to	(1.08)%
2014	29,349,919	$16.512607	to	$17.662229	$529,209,414	0.30%	to	2.80%	—%	to	1.87%	5.50%	to	7.91%
2013	36,646,233	$15.651313	to	$16.367266	$621,611,838	0.30%	to	2.80%	1.66%	to	1.86%	15.76%	to	18.38%
MFS® Value Fund
2017	9,268,810	$25.602921	to	$29.158588	$248,060,668	0.30%	to	2.80%	1.95%	to	2.80%	14.40%	to	17.00%
2016	10,966,308	$22.379369	to	$24.922682	$251,725,979	0.30%	to	2.80%	1.48%	to	2.33%	10.94%	to	13.43%
2015	13,176,343	$20.172589	to	$21.970943	$268,181,525	0.30%	to	2.80%	1.29%	to	2.39%	(3.48)%	to	(1.23)%
2014	15,543,246	$20.899410	to	$22.244720	$324,071,207	0.30%	to	2.80%	1.30%	to	1.62%	7.46%	to	9.87%
2013	20,712,600	$19.448755	to	$20.246014	$395,887,084	0.30%	to	2.80%	1.42%	to	1.56%	32.14%	to	35.19%
MFS® Total Return Bond Series
2017	35,811,847	$12.998837	to	$14.454941	$502,285,810	0.30%	to	2.80%	2.62%	to	3.40%	1.57%	to	3.87%
2016	38,148,403	$12.797583	to	$13.916194	$520,214,626	0.30%	to	2.80%	1.84%	to	4.02%	1.36%	to	3.70%
2015	42,254,978	$12.626347	to	$13.419897	$561,168,879	0.30%	to	2.80%	3.21%	to	3.38%	(3.06)%	to	(0.88)%
2014	49,619,046	$13.024355	to	$13.538877	$671,404,628	0.30%	to	2.80%	2.83%	to	2.84%	2.92%	to	5.30%
2013	63,104,890	$12.654375	to	$12.857122	$819,089,472	0.30%	to	2.80%	1.26%	to	1.66%	(3.77)%	to	(1.58)%
MFS® Research Fund
2017	816,125	$26.796181	to	$27.678174	$19,827,240	0.85%	to	2.80%	1.33%	to	1.34%	19.96%	to	22.32%
2016	980,543	$21.905803	to	$23.072039	$19,606,867	0.85%	to	2.80%	0.77%	to	0.78%	5.73%	to	7.82%
2015	1,179,120	$20.317840	to	$21.820857	$22,014,371	0.85%	to	2.80%	0.72%	to	0.72%	(1.98)%	to	(0.05)%
2014	1,450,301	$20.327821	to	$22.261565	$27,188,206	0.85%	to	2.80%	0.79%	to	0.81%	7.16%	to	9.27%
2013	1,683,027	$18.603416	to	$20.774295	$29,265,106	0.85%	to	2.80%	0.25%	to	0.32%	28.63%	to	31.17%
MFS® High Yield Portfolio
2017	7,094,251	$11.142162	to	$12.166841	$82,430,207	0.85%	to	2.80%	5.99%	to	6.51%	3.74%	to	5.78%
2016	8,167,930	$10.740269	to	$11.501580	$90,637,053	0.85%	to	2.80%	6.80%	to	7.13%	10.68%	to	12.86%
2015	8,850,862	$9.703703	to	$10.190929	$87,891,764	0.85%	to	2.80%	6.61%	to	7.65%	(6.86)%	to	(5.03)%
2014	11,022,122	$10.418731	to	$10.730506	$116,451,812	0.85%	to	2.80%	4.36%	to	5.36%	(0.03)%	to	1.94%
2013	15,078,674	$10.422041	to	$10.526650	$157,908,538	0.85%	to	2.80%	2.50%	to	2.72%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2017	322,727	$12.902316	to	$14.018676	$4,288,316	0.30%	to	1.50%	—%	to	1.26%	12.02%	to	13.37%
2016	371,023	$11.518333	to	$12.365724	$4,374,530	0.30%	to	1.50%	0.85%	to	1.27%	2.26%	to	3.49%
2015	434,336	$11.263821	to	$11.948258	$4,989,616	0.30%	to	1.50%	1.02%	to	1.05%	(2.48)%	to	(1.30)%
2014	409,520	$11.549686	to	$12.105308	$4,807,811	0.30%	to	1.50%	1.63%	to	2.25%	0.41%	to	1.63%
2013	419,306	$11.501993	to	$11.911502	$4,878,497	0.30%	to	1.50%	1.03%	to	1.10%	12.71%	to	14.07%
BlackRock Global Opportunities V.I. Fund
2017	8,645	$18.061574	to	$20.726269	$178,237	1.40%	to	2.45%	—%	to	7.19%	22.17%	to	23.45%
2016	11,387	$14.630141	to	$16.965646	$192,278	1.40%	to	2.45%	1.45%	to	2.05%	1.08%	to	2.15%
2015	13,907	$14.322338	to	$16.784034	$228,573	1.40%	to	2.45%	0.78%	to	0.97%	(1.72)%	to	(0.69)%
2014	20,621	$14.421304	to	$17.078460	$340,805	1.40%	to	2.45%	1.08%	to	1.16%	(6.47)%	to	(5.49)%
2013	23,118	$15.258286	to	$18.260509	$398,006	1.40%	to	2.45%	0.34%	to	0.37%	26.64%	to	27.97%
BlackRock Large Cap Focus Growth V.I. Fund+
2017	32,732	$20.964346	to	$21.989346	$713,429	1.40%	to	2.40%	0.04%	to	0.04%	26.49%	to	27.76%
2016	34,067	$16.409527	to	$24.847190	$587,231	1.40%	to	2.60%	—%	to	0.58%	5.12%	to	6.38%
2015	40,893	$15.424747	to	$23.637915	$666,209	1.40%	to	2.60%	0.50%	to	0.60%	0.09%	to	1.30%
2014	52,098	$15.226766	to	$23.616209	$847,994	1.40%	to	2.60%	0.56%	to	0.61%	11.23%	to	12.58%
2013	64,446	$13.525591	to	$21.230957	$942,228	1.40%	to	2.60%	0.72%	to	0.81%	30.48%	to	32.06%

BlackRock Equity Dividend V.I. Fund
2017	366,948	$18.964125	to	$20.321731	$7,235,392	0.50%	to	1.50%	1.52%	to	1.56%	14.76%	to	15.91%
2016	459,446	$16.525564	to	$17.741094	$7,837,733	0.30%	to	1.50%	0.43%	to	1.57%	14.33%	to	15.71%
2015	642,928	$14.454091	to	$15.332222	$9,544,743	0.30%	to	1.50%	1.44%	to	1.45%	(2.29)%	to	(1.11)%
2014	679,670	$14.793529	to	$15.505077	$10,261,129	0.30%	to	1.50%	1.52%	to	1.64%	7.44%	to	8.74%
2013	768,832	$13.768822	to	$14.258946	$10,732,962	0.30%	to	1.50%	1.72%	to	1.97%	22.27%	to	23.75%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2017	57,811	$10.855365	to	$11.433487	$650,807	1.35%	to	2.50%	2.65%	to	2.89%	3.28%	to	4.47%
2016	58,272	$10.510559	to	$10.943776	$627,324	1.35%	to	2.50%	1.66%	to	1.66%	3.25%	to	4.44%
2015	61,649	$10.180099	to	$10.478496	$638,396	1.35%	to	2.50%	3.20%	to	3.65%	(3.28)%	to	(2.16)%
2014	80,658	$10.525379	to	$10.710012	$859,890	1.35%	to	2.50%	2.83%	to	2.98%	4.91%	to	6.12%
2013	97,592	$10.032769	to	$10.092052	$983,095	1.35%	to	2.50%	—%	to	—%	0.33%	to	0.92%
Morgan Stanley VIF Growth Portfolio+
2017	104,276	$19.621835	to	$20.666424	$2,120,267	1.35%	to	2.50%	—%	to	—%	39.30%	to	40.91%
2016	122,888	$14.086260	to	$14.666750	$1,780,243	1.35%	to	2.50%	—%	to	—%	(4.35)%	to	(3.24)%
2015	155,219	$14.726161	to	$15.157585	$2,332,821	1.35%	to	2.50%	—%	to	—%	9.20%	to	10.47%
2014	200,188	$13.484988	to	$13.721383	$2,732,375	1.35%	to	2.50%	—%	to	—%	3.47%	to	4.67%
2013	255,664	$13.016247	to	$13.109696	$3,346,277	1.35%	to	2.75%	—%	to	—%	30.16%	to	31.10%
Morgan Stanley VIF Mid Cap Growth Portfolio+
2017	566,431	$19.136337	to	$27.975403	$10,679,916	0.75%	to	2.75%	—%	to	—%	34.84%	to	37.56%
2016	660,504	$13.911017	to	$20.746745	$9,081,317	0.75%	to	2.75%	—%	to	—%	(11.32)%	to	(9.52)%
2015	757,510	$15.375321	to	$23.394195	$11,541,796	0.75%	to	2.75%	—%	to	—%	(8.54)%	to	(6.69)%
2014	882,595	$16.478001	to	$25.578603	$14,440,819	0.75%	to	2.75%	—%	to	—%	(0.92)%	to	1.08%
2013	1,071,141	$16.301895	to	$25.816450	$17,333,856	0.75%	to	2.75%	0.24%	to	0.35%	33.76%	to	36.46%
Invesco V.I. American Value Fund
2017	486,864	$19.797010	to	$27.908531	$9,762,560	0.85%	to	2.70%	0.59%	to	0.61%	6.76%	to	8.75%
2016	524,313	$18.203574	to	$26.141135	$9,695,149	0.85%	to	2.70%	0.12%	to	0.13%	12.15%	to	14.24%
2015	620,172	$15.933971	to	$23.308947	$9,999,891	0.85%	to	2.70%	0.01%	to	0.01%	(11.78)%	to	(10.13)%
2014	713,051	$17.729300	to	$26.419904	$12,854,092	0.85%	to	2.70%	0.18%	to	0.22%	6.56%	to	8.55%
2013	851,094	$16.332597	to	$24.729846	$14,215,747	0.85%	to	2.75%	0.52%	to	0.75%	30.30%	to	32.80%
Morgan Stanley Mid Cap Growth Portfolio+
2017	—	$16.469337	to	$26.201403	$—	1.35%	to	2.45%	—%	to	—%	24.77%	to	25.85%
2016	21,264	$13.086696	to	$20.999877	$267,193	1.35%	to	2.45%	—%	to	—%	(11.62)%	to	(10.64)%
2015	24,422	$14.645554	to	$23.761362	$345,798	1.35%	to	2.45%	—%	to	—%	(9.07)%	to	(8.06)%
2014	38,397	$15.929315	to	$26.130248	$594,425	1.35%	to	2.45%	—%	to	—%	(1.66)%	to	(0.57)%
2013	45,658	$14.607207	to	$16.020231	$709,839	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
BlackRock Capital Appreciation V.I. Fund
2017	309,859	$18.860184	to	$20.210434	$6,134,935	0.50%	to	1.50%	—%	to	—%	30.97%	to	32.28%
2016	449,402	$14.400641	to	$15.278228	$6,737,155	0.50%	to	1.50%	—%	to	—%	(1.62)%	to	(0.63)%
2015	520,018	$14.637837	to	$15.375355	$7,866,735	0.50%	to	1.50%	—%	to	—%	5.02%	to	6.08%
2014	608,729	$13.937768	to	$14.494328	$8,724,719	0.50%	to	1.50%	—%	to	—%	6.94%	to	8.01%
2013	705,102	$13.033462	to	$13.419051	$9,392,354	0.50%	to	1.50%	—%	to	—%	31.41%	to	32.73%
Oppenheimer Capital Appreciation Fund/VA
2017	116,652	$18.847828	to	$26.872804	$2,143,118	0.85%	to	2.75%	0.01%	to	0.01%	23.08%	to	25.43%
2016	122,044	$15.026166	to	$21.834458	$1,795,609	0.85%	to	2.75%	0.11%	to	0.12%	(5.08)%	to	(3.26)%
2015	165,209	$15.531833	to	$23.002491	$2,510,795	0.85%	to	2.75%	—%	to	—%	0.47%	to	2.39%

2014	164,652	$15.168776	to	$22.895896	$2,512,094	0.85%	to	2.75%	0.21%	to	0.26%	12.01%	to	14.15%
2013	170,022	$13.288083	to	$20.441751	$2,252,777	0.85%	to	2.75%	0.75%	to	0.88%	25.92%	to	28.33%
Oppenheimer Global Fund/VA
2017	603,990	$19.848103	to	$27.113411	$11,748,456	0.85%	to	2.75%	0.73%	to	0.74%	32.63%	to	35.17%
2016	704,970	$14.684228	to	$20.443601	$10,102,954	0.85%	to	2.75%	0.76%	to	0.79%	(2.87)%	to	(1.00)%
2015	930,508	$14.832940	to	$21.047069	$13,511,080	0.85%	to	2.75%	1.07%	to	1.11%	0.86%	to	2.79%
2014	1,117,461	$14.429674	to	$20.867763	$15,859,465	0.85%	to	2.75%	0.86%	to	1.16%	(0.71)%	to	1.19%
2013	1,371,599	$14.259651	to	$21.017468	$19,317,277	0.85%	to	2.75%	1.13%	to	1.31%	23.55%	to	25.92%
Oppenheimer Main Street Fund®/VA+
2017	229,122	$21.015465	to	$27.179393	$4,721,825	0.85%	to	2.75%	1.28%	to	1.29%	13.47%	to	15.65%
2016	131,697	$18.171861	to	$23.952233	$2,364,205	0.85%	to	2.75%	0.85%	to	0.86%	8.28%	to	10.36%
2015	191,683	$16.466604	to	$22.120904	$3,091,066	0.85%	to	2.75%	0.65%	to	0.68%	0.31%	to	2.23%
2014	234,265	$16.106807	to	$22.052784	$3,696,874	0.85%	to	2.75%	0.48%	to	0.58%	7.41%	to	9.47%
2013	262,453	$14.713944	to	$20.532026	$3,800,498	0.85%	to	2.75%	0.84%	to	0.87%	27.88%	to	30.33%
Oppenheimer Main Street Small Cap Fund/VA
2017	576,630	$24.285483	to	$32.229329	$13,657,970	0.75%	to	2.75%	0.64%	to	0.65%	10.82%	to	13.06%
2016	749,599	$21.480284	to	$29.082018	$15,735,710	0.75%	to	2.75%	0.25%	to	0.25%	14.48%	to	16.79%
2015	932,091	$18.391829	to	$25.403315	$16,787,101	0.75%	to	2.75%	0.63%	to	0.71%	(8.64)%	to	(6.80)%
2014	1,144,477	$19.732756	to	$27.806365	$22,197,302	0.75%	to	2.75%	0.56%	to	0.62%	8.63%	to	10.82%
2013	1,475,043	$17.806066	to	$25.598128	$25,782,479	0.75%	to	2.75%	0.68%	to	1.03%	36.81%	to	39.57%
Oppenheimer Equity Income Fund/VA+
2017	—	$15.251462	to	$20.577431	$—	0.85%	to	2.75%	2.17%	to	2.17%	3.52%	to	4.33%
2016	165,095	$14.618266	to	$19.878685	$2,366,404	0.85%	to	2.75%	5.24%	to	5.27%	12.01%	to	14.15%
2015	212,228	$12.805787	to	$17.747933	$2,672,307	0.85%	to	2.75%	2.67%	to	2.73%	(12.27)%	to	(10.58)%
2014	244,000	$14.321652	to	$20.229882	$3,466,094	0.85%	to	2.75%	1.48%	to	1.51%	7.73%	to	9.79%
2013	285,975	$13.044475	to	$18.827018	$3,689,507	0.85%	to	2.70%	1.13%	to	1.19%	25.28%	to	27.62%
Putnam VT Diversified Income Fund
2017	2,508,788	$15.065752	to	$18.372651	$35,835,823	0.75%	to	2.75%	5.39%	to	5.49%	4.22%	to	6.32%
2016	2,877,125	$14.169873	to	$17.629106	$38,912,966	0.75%	to	2.75%	6.98%	to	7.10%	2.56%	to	4.63%
2015	3,533,319	$13.542501	to	$17.188938	$45,926,832	0.75%	to	2.75%	8.20%	to	9.12%	(4.99)%	to	(3.07)%
2014	4,115,124	$13.971545	to	$18.091859	$55,521,261	0.75%	to	2.75%	7.77%	to	10.24%	(2.37)%	to	(0.40)%
2013	5,112,542	$14.028001	to	$18.531931	$69,534,219	0.75%	to	2.75%	3.03%	to	3.75%	4.89%	to	7.01%
Putnam VT Global Asset Allocation Fund
2017	151,952	$17.777749	to	$23.929053	$2,626,171	1.15%	to	2.40%	1.44%	to	1.60%	12.60%	to	14.02%
2016	185,862	$13.899996	to	$15.592001	$2,833,791	1.15%	to	2.45%	—%	to	1.91%	4.13%	to	5.49%
2015	203,461	$13.348768	to	$14.780228	$2,954,561	1.15%	to	2.45%	—%	to	2.17%	(2.25)%	to	(0.97)%
2014	313,204	$14.925369	to	$20.857346	$4,617,068	1.15%	to	2.40%	1.98%	to	2.30%	6.83%	to	8.17%
2013	370,550	$13.797846	to	$19.524199	$5,048,593	1.15%	to	2.40%	1.82%	to	2.16%	16.66%	to	18.13%
Putnam VT Growth Opportunities Fund
2017	547,444	$13.517918	to	$13.776811	$7,472,966	0.30%	to	1.50%	0.11%	to	0.11%	28.96%	to	30.51%
2016	740,010	$10.482623	to	$10.556110	$7,784,331	0.30%	to	1.50%	—%	to	—%	4.83%	to	5.56%
Putnam VT International Value Fund
2017	60,117	$10.200436	to	$16.782350	$651,030	1.25%	to	2.40%	1.50%	to	1.53%	21.74%	to	23.15%
2016	87,253	$8.283132	to	$13.785379	$751,319	1.25%	to	2.40%	2.48%	to	2.52%	(1.29)%	to	(0.15)%
2015	99,011	$8.295657	to	$13.966060	$859,357	1.25%	to	2.40%	1.07%	to	1.15%	(4.33)%	to	(3.22)%
2014	107,506	$8.571474	to	$14.597418	$953,508	1.25%	to	2.40%	1.34%	to	1.35%	(11.64)%	to	(10.61)%

2013	114,845	$9.589137	to	$16.519571	$1,150,307	1.25%	to	2.40%	2.74%	to	3.29%	19.32%	to	20.69%
Putnam VT International Equity Fund
2017	127,442	$11.704235	to	$17.098285	$1,424,922	0.75%	to	2.75%	0.92%	to	2.21%	23.15%	to	25.63%
2016	159,505	$9.316083	to	$13.884178	$1,422,666	0.75%	to	2.75%	3.32%	to	3.38%	(5.10)%	to	(3.18)%
2015	130,647	$9.622323	to	$14.630565	$1,231,619	0.75%	to	2.75%	—%	to	1.15%	(2.58)%	to	(0.61)%
2014	130,989	$9.681175	to	$15.341442	$1,243,820	0.75%	to	2.40%	0.76%	to	0.92%	(8.99)%	to	(7.47)%
2013	156,042	$10.463205	to	$16.856709	$1,585,939	0.75%	to	2.40%	—%	to	1.75%	25.04%	to	27.11%
Putnam VT Investors Fund
2017	14,520	$24.168620	to	$32.448772	$405,202	0.50%	to	1.50%	1.13%	to	1.14%	21.03%	to	22.24%
2016	14,833	$19.969294	to	$26.544240	$341,558	0.50%	to	1.50%	1.30%	to	1.33%	10.38%	to	11.49%
2015	16,715	$18.090983	to	$23.808151	$344,159	0.50%	to	1.50%	0.59%	to	1.19%	(3.63)%	to	(2.67)%
2014	20,939	$18.773146	to	$24.730592	$458,592	0.30%	to	1.50%	—%	to	1.25%	12.22%	to	13.57%
2013	9,920	$16.729294	to	$21.580184	$185,390	0.50%	to	1.50%	1.41%	to	1.46%	33.11%	to	34.45%
Putnam VT Small Cap Value Fund
2017	57,884	$21.850147	to	$29.607146	$1,228,881	0.75%	to	2.70%	0.69%	to	0.71%	5.00%	to	7.07%
2016	102,907	$20.408106	to	$28.197366	$2,005,834	0.75%	to	2.70%	1.20%	to	1.22%	24.10%	to	26.54%
2015	108,107	$16.127762	to	$22.721990	$1,674,527	0.75%	to	2.70%	0.84%	to	0.85%	(6.79)%	to	(4.95)%
2014	141,157	$16.968452	to	$24.377401	$2,305,345	0.75%	to	2.70%	0.46%	to	1.35%	0.68%	to	2.66%
2013	202,752	$16.528583	to	$24.213174	$3,280,334	0.75%	to	2.70%	0.84%	to	1.03%	35.89%	to	38.56%

Putnam VT Equity Income Fund
2017	61,404	$23.342323	to	$30.692956	$1,762,744	0.50%	to	1.50%	1.73%	to	2.11%	17.01%	to	18.18%
2016	67,244	$19.949839	to	$25.971361	$1,634,065	0.50%	to	1.50%	1.37%	to	1.91%	11.95%	to	13.08%
2015	74,738	$17.820079	to	$22.967914	$1,605,533	0.50%	to	1.50%	1.48%	to	1.49%	(4.49)%	to	(3.53)%
2014	90,508	$18.657115	to	$23.807401	$2,034,168	0.50%	to	1.50%	1.58%	to	1.79%	10.98%	to	12.10%
2013	86,799	$16.810753	to	$21.237933	$1,730,502	0.50%	to	1.50%	1.85%	to	2.12%	30.44%	to	31.75%
PIMCO All Asset Fund
2017	99,058	$12.265947	to	$13.327046	$1,242,297	0.30%	to	1.50%	—%	to	4.36%	11.69%	to	13.04%
2016	119,653	$10.982056	to	$11.789849	$1,336,838	0.30%	to	1.50%	2.48%	to	2.55%	11.22%	to	12.57%
2015	145,604	$9.873838	to	$10.473692	$1,455,948	0.30%	to	1.50%	3.19%	to	3.26%	(10.54)%	to	(9.46)%
2014	158,736	$11.037121	to	$11.567924	$1,767,709	0.30%	to	1.50%	2.96%	to	4.77%	(1.04)%	to	—%
2013	180,362	$11.153166	to	$11.550113	$2,028,753	0.30%	to	1.50%	2.74%	to	4.55%	(1.38)%	to	(0.19)%
PIMCO StocksPLUS Global Portfolio
2017	375,181	$13.659766	to	$14.637587	$5,309,552	0.50%	to	1.50%	3.32%	to	3.36%	21.16%	to	22.38%
2016	501,271	$11.274180	to	$11.961135	$5,816,954	0.50%	to	1.50%	4.99%	to	5.00%	6.14%	to	7.21%
2015	616,883	$10.621657	to	$11.156688	$6,700,487	0.50%	to	1.50%	5.64%	to	5.77%	(10.37)%	to	(9.47)%
2014	623,021	$11.850853	to	$12.323864	$7,508,439	0.50%	to	1.50%	—%	to	—%	(0.60)%	to	0.40%
2013	676,739	$11.922059	to	$12.274554	$8,157,536	0.50%	to	1.50%	1.93%	to	2.06%	17.42%	to	18.60%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2017	43,195	$10.947978	to	$11.731778	$475,756	0.50%	to	1.50%	2.11%	to	2.18%	12.30%	to	13.43%
2016	58,554	$9.749097	to	$10.343180	$574,497	0.50%	to	1.50%	2.03%	to	2.49%	2.37%	to	3.40%
2015	67,135	$9.523174	to	$10.002941	$643,030	0.50%	to	1.50%	1.18%	to	1.91%	(1.74)%	to	(0.76)%
2014	80,259	$9.692213	to	$10.079179	$781,047	0.50%	to	1.50%	1.37%	to	2.76%	3.01%	to	4.05%
2013	81,041	$9.408609	to	$9.686929	$764,413	0.50%	to	1.50%	3.15%	to	3.19%	(9.28)%	to	(8.37)%
Jennison 20/20 Focus Fund
2017	191,786	$2.686226	to	$27.564086	$648,894	1.70%	to	2.60%	—%	to	—%	26.42%	to	27.56%

2016	195,644	$2.105864	to	$21.804014	$517,623	1.70%	to	2.60%	—%	to	—%	(1.37)%	to	(0.48)%
2015	200,914	$2.115950	to	$22.106585	$531,845	1.70%	to	2.60%	—%	to	—%	3.15%	to	4.08%
2014	224,046	$2.033035	to	$21.432385	$559,117	1.70%	to	2.60%	—%	to	—%	3.96%	to	4.90%
2013	229,655	$1.937982	to	$20.615066	$544,906	1.70%	to	2.60%	—%	to	—%	26.04%	to	27.18%
Prudential Value Portfolio
2017	186,068	$1.994303	to	$24.396954	$412,283	1.70%	to	2.45%	—%	to	—%	13.69%	to	14.54%
2016	186,190	$1.741103	to	$21.459662	$362,942	1.70%	to	2.45%	—%	to	—%	8.27%	to	9.09%
2015	186,334	$1.596097	to	$19.820553	$335,942	1.70%	to	2.45%	—%	to	—%	(10.76)%	to	(10.09)%
2014	187,205	$1.775157	to	$22.210273	$378,404	1.70%	to	2.45%	—%	to	—%	7.01%	to	7.81%
2013	188,064	$1.646523	to	$20.755915	$355,503	1.70%	to	2.45%	—%	to	—%	29.32%	to	30.30%
Invesco V.I. Growth and Income Fund
2017	1,312,973	$20.648755	to	$24.475542	$28,015,053	0.75%	to	2.70%	1.27%	to	1.34%	11.00%	to	13.18%
2016	1,593,294	$18.243464	to	$22.050053	$30,094,945	0.75%	to	2.70%	0.90%	to	0.93%	16.25%	to	18.54%
2015	1,866,585	$15.390492	to	$18.967964	$29,857,151	0.75%	to	2.70%	2.57%	to	2.63%	(5.89)%	to	(4.04)%
2014	2,183,245	$16.037690	to	$20.155093	$36,691,354	0.75%	to	2.70%	1.08%	to	1.64%	7.04%	to	9.14%
2013	2,893,224	$14.694090	to	$18.782197	$44,729,272	0.75%	to	2.75%	1.18%	to	1.23%	30.14%	to	32.77%
Invesco V.I. Comstock Fund
2017	52,795	$25.989208	to	$30.317055	$1,525,950	1.35%	to	2.50%	1.87%	to	1.97%	14.67%	to	16.00%
2016	60,349	$22.663606	to	$26.135580	$1,511,336	1.35%	to	2.50%	0.57%	to	1.30%	14.10%	to	15.42%
2015	78,471	$19.863059	to	$22.644138	$1,702,452	1.35%	to	2.50%	1.69%	to	1.69%	(8.51)%	to	(7.45)%
2014	90,401	$21.711063	to	$24.467663	$2,128,190	1.35%	to	2.50%	1.02%	to	1.11%	6.41%	to	7.64%
2013	122,895	$20.403590	to	$22.731362	$2,702,011	1.35%	to	2.50%	1.43%	to	1.46%	32.31%	to	33.84%
Invesco V.I. American Franchise Fund
2017	2,346,130	$18.217547	to	$20.796354	$45,202,691	0.85%	to	2.80%	0.08%	to	0.08%	23.83%	to	26.26%
2016	2,640,515	$14.711905	to	$16.470522	$40,794,351	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	3,275,761	$14.794375	to	$16.242854	$50,380,488	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	3,982,108	$14.489106	to	$15.600423	$59,476,691	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	4,468,382	$13.740793	to	$14.509057	$62,824,449	0.85%	to	2.80%	0.38%	to	0.45%	36.27%	to	38.95%
Invesco V.I. Mid Cap Growth Fund
2017	471,289	$15.740859	to	$17.468796	$7,784,288	0.75%	to	2.75%	—%	to	—%	19.17%	to	21.23%
2016	543,581	$13.208587	to	$14.409714	$7,486,452	0.75%	to	2.75%	—%	to	—%	(1.98)%	to	(0.18)%
2015	834,993	$13.475099	to	$14.435561	$11,616,415	0.75%	to	2.75%	—%	to	—%	(1.54)%	to	0.29%
2014	762,923	$13.685733	to	$14.394247	$10,699,017	0.75%	to	2.75%	—%	to	—%	5.11%	to	6.89%
2013	1,016,535	$13.020689	to	$13.466679	$13,448,655	0.75%	to	2.75%	0.20%	to	0.51%	33.30%	to	35.58%
Wells Fargo VT Index Asset Allocation Fund
2017	136,685	$2.361191	to	$22.754105	$343,670	1.35%	to	2.45%	0.74%	to	0.75%	9.53%	to	10.74%
2016	171,895	$2.132126	to	$20.773850	$375,501	1.35%	to	2.45%	0.87%	to	0.88%	5.06%	to	6.23%
2015	171,439	$2.007157	to	$19.772457	$360,197	1.35%	to	2.45%	1.05%	to	1.22%	(1.20)%	to	(0.11)%
2014	306,834	$1.744947	to	$2.009342	$771,323	1.35%	to	2.50%	1.36%	to	1.46%	15.15%	to	16.48%
2013	392,416	$1.515427	to	$1.725118	$723,530	1.35%	to	2.50%	1.54%	to	1.57%	16.68%	to	18.03%
Wells Fargo VT International Equity Fund
2017	36,117	$14.872611	to	$16.216451	$562,928	1.35%	to	2.50%	2.79%	to	2.84%	21.27%	to	22.67%
2016	40,902	$12.263971	to	$13.219323	$522,678	1.35%	to	2.50%	2.91%	to	2.91%	0.74%	to	1.91%
2015	53,577	$12.173375	to	$12.971555	$672,423	1.35%	to	2.50%	3.89%	to	4.01%	(0.71)%	to	0.44%
2014	56,241	$12.260820	to	$12.915291	$707,492	1.35%	to	2.50%	2.50%	to	2.61%	(7.69)%	to	(6.62)%
2013	80,929	$13.282386	to	$13.831388	$1,099,723	1.35%	to	2.50%	2.12%	to	2.14%	16.57%	to	17.92%

Wells Fargo VT Small Cap Growth Fund
2017	316,990	$2.622931	to	$3.126305	$1,147,166	1.35%	to	2.50%	—%	to	—%	22.75%	to	24.17%
2016	373,672	$2.136739	to	$2.517721	$1,091,250	1.35%	to	2.50%	—%	to	—%	5.09%	to	6.30%
2015	506,979	$2.033313	to	$2.368461	$1,340,163	1.35%	to	2.50%	—%	to	—%	(5.28)%	to	(4.18)%
2014	718,265	$2.146673	to	$2.471908	$1,930,732	1.35%	to	2.50%	—%	to	—%	(4.30)%	to	(3.19)%
2013	939,461	$2.243131	to	$2.553438	$2,534,678	1.35%	to	2.50%	—%	to	—%	46.53%	to	48.22%
Wells Fargo VT Discovery Fund
2017	21,272	$33.198862	to	$36.385309	$704,194	1.35%	to	2.45%	—%	to	—%	26.01%	to	27.40%
2016	28,832	$26.058826	to	$28.875454	$750,663	1.35%	to	2.45%	—%	to	—%	5.04%	to	6.20%
2015	38,136	$24.537066	to	$27.489963	$938,810	1.35%	to	2.45%	—%	to	—%	(3.85)%	to	(2.78)%
2014	50,650	$25.239790	to	$28.590111	$1,265,555	1.35%	to	2.45%	—%	to	—%	(2.07)%	to	(0.99)%
2013	73,497	$25.492367	to	$29.195713	$1,875,011	1.35%	to	2.45%	0.01%	to	0.01%	40.33%	to	41.88%
Wells Fargo VT Opportunity Fund
2017	5,297	$22.007660	to	$24.958614	$121,892	1.35%	to	2.35%	0.67%	to	0.67%	17.64%	to	18.82%
2016	6,844	$18.707191	to	$21.004678	$133,877	1.35%	to	2.35%	0.04%	to	2.02%	9.62%	to	10.72%
2015	10,027	$17.065145	to	$18.970335	$179,989	1.35%	to	2.35%	0.13%	to	0.13%	(5.34)%	to	(4.38)%
2014	14,061	$18.027148	to	$19.840186	$270,025	1.35%	to	2.35%	0.06%	to	0.09%	7.86%	to	8.94%
2013	23,226	$16.713448	to	$18.211399	$410,366	1.35%	to	2.35%	0.20%	to	0.20%	27.65%	to	28.93%
HIMCO VIT Index Fund
2017	1,189,365	$23.511254	to	$31.769789	$31,603,235	0.50%	to	1.50%	1.71%	to	1.77%	19.33%	to	20.52%
2016	1,597,103	$19.703335	to	$26.757917	$35,156,037	0.30%	to	1.50%	—%	to	2.06%	9.68%	to	11.00%
2015	1,846,002	$17.964414	to	$24.105494	$36,738,587	0.30%	to	1.50%	—%	to	0.34%	(0.68)%	to	0.52%
2014	1,816,005	$18.087087	to	$23.980581	$36,158,079	0.30%	to	1.50%	—%	to	—%	4.55%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2017	33,423,026	$6.615585	to	$7.159054	$228,906,375	0.30%	to	1.50%	1.03%	to	1.05%	(4.80)%	to	(3.65)%
2016	35,328,286	$6.949282	to	$7.430450	$252,409,874	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	36,718,418	$7.390702	to	$7.808156	$277,368,975	0.30%	to	1.50%	0.86%	to	0.91%	(3.35)%	to	(2.18)%
2014	39,550,929	$7.646781	to	$7.982319	$307,580,794	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund+
2017	—	$21.324743	to	$24.493822	$—	0.30%	to	2.75%	1.37%	to	1.39%	11.50%	to	13.95%
2016	1,791,226	$19.124912	to	$21.494786	$28,527,909	0.30%	to	2.75%	2.24%	to	2.51%	6.15%	to	8.78%
2015	2,191,971	$18.016593	to	$19.759147	$32,167,801	0.30%	to	2.75%	1.35%	to	1.44%	(1.63)%	to	0.81%
2014	2,767,988	$18.314514	to	$19.599713	$40,602,132	0.30%	to	2.75%	—%	to	—%	0.74%	to	1.76%
HIMCO VIT American Funds Blue Chip Income and Growth Fund+
2017	—	$25.085495	to	$29.235710	$—	0.30%	to	2.70%	—%	to	2.95%	7.48%	to	9.79%
2016	1,713,301	$23.339640	to	$26.627915	$31,653,578	0.30%	to	2.70%	1.64%	to	2.28%	15.31%	to	18.11%
2015	2,009,367	$20.241470	to	$22.545865	$31,383,653	0.30%	to	2.70%	2.96%	to	3.26%	(5.88)%	to	(3.59)%
2014	2,407,238	$21.505458	to	$23.385569	$39,271,817	0.30%	to	2.70%	—%	to	—%	4.60%	to	5.67%
HIMCO VIT American Funds Bond Fund+
2017	—	$11.650132	to	$13.256709	$—	0.30%	to	2.75%	0.13%	to	2.77%	0.78%	to	3.00%
2016	9,981,046	$11.559895	to	$12.871090	$109,812,557	0.30%	to	2.75%	3.41%	to	4.56%	(0.13)%	to	2.35%
2015	11,201,371	$11.574821	to	$12.575800	$122,013,727	0.30%	to	2.75%	1.13%	to	1.79%	(2.77)%	to	(0.36)%
2014	13,947,816	$11.904495	to	$12.620909	$154,400,485	0.30%	to	2.75%	—%	to	—%	(0.21)%	to	0.81%
HIMCO VIT American Funds Global Bond Fund+
2017	—	$10.782393	to	$12.220189	$—	0.30%	to	2.70%	—%	to	0.40%	3.10%	to	5.32%
2016	799,400	$10.457762	to	$11.602490	$8,267,948	0.30%	to	2.70%	—%	to	1.64%	(0.33)%	to	2.10%

2015	806,672	$10.491931	to	$11.217539	$8,360,359	0.50%	to	2.70%	1.30%	to	1.42%	(6.94)%	to	(4.87)%
2014	1,082,486	$11.274306	to	$11.791607	$11,925,644	0.50%	to	2.70%	—%	to	—%	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund+
2017	—	$24.016137	to	$25.565242	$—	0.30%	to	2.70%	1.50%	to	1.53%	20.85%	to	23.45%
2016	1,798,553	$19.872892	to	$20.709244	$24,254,374	0.30%	to	2.70%	1.04%	to	1.99%	4.17%	to	6.70%
2015	2,321,936	$19.078079	to	$19.409624	$29,451,743	0.30%	to	2.70%	3.43%	to	3.49%	(4.26)%	to	(1.94)%
2014	2,866,829	$19.792626	to	$19.927300	$37,160,327	0.30%	to	2.70%	—%	to	—%	(1.64)%	to	(0.59)%
HIMCO VIT American Funds Global Growth Fund+
2017	—	$26.626550	to	$26.859061	$—	0.50%	to	2.70%	0.82%	to	0.93%	26.66%	to	29.16%
2016	844,035	$20.795815	to	$21.021891	$12,842,912	0.50%	to	2.70%	1.89%	to	1.97%	(2.52)%	to	(0.35)%
2015	1,065,346	$20.869025	to	$21.565093	$16,151,600	0.50%	to	2.70%	0.82%	to	0.88%	3.76%	to	6.06%
2014	1,221,885	$19.675954	to	$20.784553	$17,528,173	0.50%	to	2.70%	—%	to	—%	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund+
2017	—	$23.028381	to	$24.959629	$—	0.30%	to	2.70%	0.16%	to	0.17%	18.64%	to	21.19%
2016	2,411,032	$19.001544	to	$21.038167	$28,162,356	0.30%	to	2.70%	0.40%	to	0.48%	(1.04)%	to	1.36%
2015	2,835,943	$18.746027	to	$21.259400	$33,145,207	0.30%	to	2.70%	—%	to	—%	(2.69)%	to	(0.33)%
2014	3,435,995	$18.807289	to	$21.847319	$40,560,163	0.30%	to	2.70%	—%	to	—%	(3.20)%	to	(2.20)%
HIMCO VIT American Funds Growth Fund+
2017	—	$30.498410	to	$32.610278	$—	0.30%	to	2.75%	0.20%	to	0.46%	22.18%	to	24.87%
2016	10,530,766	$24.960991	to	$26.115777	$176,855,943	0.30%	to	2.75%	0.26%	to	0.32%	6.14%	to	8.78%
2015	12,949,268	$23.516099	to	$24.008732	$201,147,748	0.30%	to	2.75%	0.86%	to	0.91%	3.61%	to	6.18%
2014	16,070,401	$22.611180	to	$22.696589	$236,251,625	0.30%	to	2.75%	—%	to	—%	2.65%	to	3.72%
HIMCO VIT American Funds Growth-Income Fund+
2017	—	$26.114175	to	$29.398575	$—	0.30%	to	2.75%	1.70%	to	1.72%	14.97%	to	17.50%
2016	6,206,513	$22.713550	to	$25.020549	$105,698,763	0.30%	to	2.75%	1.58%	to	1.71%	8.19%	to	10.88%
2015	7,596,680	$20.993642	to	$22.566404	$117,508,398	0.30%	to	2.75%	—%	to	1.04%	(1.55)%	to	0.89%
2014	8,967,959	$21.389833	to	$22.367445	$138,122,783	0.30%	to	2.70%	—%	to	—%	1.66%	to	2.74%
HIMCO VIT American Funds International Fund+
2017	—	$19.320956	to	$19.450320	$—	0.30%	to	2.75%	1.08%	to	1.30%	25.73%	to	28.50%
2016	10,136,770	$15.136960	to	$15.366522	$102,462,408	0.30%	to	2.75%	1.12%	to	1.38%	0.47%	to	2.96%
2015	11,735,289	$14.701087	to	$15.294149	$116,227,332	0.30%	to	2.75%	1.24%	to	1.55%	(7.42)%	to	(5.12)%
2014	13,408,879	$15.494184	to	$16.519328	$140,857,233	0.30%	to	2.75%	—%	to	—%	(6.83)%	to	(5.87)%
HIMCO VIT American Funds New World Fund+
2017	—	$18.910513	to	$19.065247	$—	0.30%	to	2.75%	0.40%	to	0.42%	24.32%	to	27.05%
2016	1,392,488	$14.883842	to	$15.335149	$14,610,371	0.30%	to	2.75%	—%	to	2.10%	2.04%	to	4.57%
2015	1,657,732	$14.233036	to	$15.028271	$16,716,582	0.30%	to	2.75%	0.95%	to	1.07%	(6.14)%	to	(3.81)%
2014	2,050,425	$14.796659	to	$16.011178	$21,600,303	0.30%	to	2.75%	—%	to	—%	(13.31)%	to	(12.39)%
MFS® Core Equity Portfolio
2017	1,301,543	$13.226438	to	$13.959757	$17,755,749	0.95%	to	2.80%	0.70%	to	0.94%	21.38%	to	23.65%
2016	1,406,415	$10.896598	to	$11.290111	$15,638,928	0.95%	to	2.80%	0.75%	to	0.78%	8.30%	to	10.32%
2015	1,605,691	$10.061368	to	$10.233670	$16,312,061	0.95%	to	2.80%	0.55%	to	0.56%	0.61%	to	2.34%
MFS® Massachusetts Investors Growth Stock Portfolio
2017	2,297,901	$12.913779	to	$13.669582	$30,561,756	0.85%	to	2.80%	0.62%	to	0.66%	24.88%	to	27.34%
2016	2,709,890	$10.340806	to	$10.734831	$28,561,752	0.85%	to	2.80%	0.54%	to	0.60%	3.15%	to	5.18%
2015	3,001,257	$10.025366	to	$10.206394	$30,361,959	0.85%	to	2.80%	0.36%	to	0.46%	0.25%	to	2.06%
MFS® Research International Portfolio

2017	1,473,804	$11.368649	to	$12.034167	$17,198,828	0.85%	to	2.80%	1.76%	to	1.86%	24.75%	to	27.21%
2016	1,858,294	$9.113093	to	$9.460449	$17,227,854	0.85%	to	2.80%	1.64%	to	1.66%	(3.44)%	to	(1.54)%
2015	2,077,447	$9.438105	to	$9.608632	$19,768,629	0.85%	to	2.80%	1.98%	to	2.08%	(5.62)%	to	(3.91)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.